UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-05011

Name of Fund:  CMA Multi-State Municipal Series Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
         Officer, CMA Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/07

Date of reporting period: 04/01/06 - 09/30/06

Item 1 -   Report to Stockholders


Semi-Annual Report

September 30, 2006


CMA (R) Multi-State
Municipal Series Trust


CMA (R) Arizona Municipal Money Fund
CMA (R) California Municipal Money Fund
CMA (R) Connecticut Municipal Money Fund
CMA (R) Florida Municipal Money Fund
CMA (R) Massachusetts Municipal Money Fund
CMA (R) Michigan Municipal Money Fund
CMA (R) New Jersey Municipal Money Fund
CMA (R) New York Municipal Money Fund
CMA (R) North Carolina Municipal Money Fund
CMA (R) Ohio Municipal Money Fund
CMA (R) Pennsylvania Municipal Money Fund


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) on www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


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CMA Multi-State Municipal Series Trust


Table of Contents                                                      Page


Officers and Trustees                                                     2
A Letter to Shareholders                                                  3
A Discussion With Your Funds' Portfolio Managers                          4
Proxy Results                                                            10
Portfolio Holdings                                                       13
Disclosure of Expenses                                                   14
Schedule of Investments:
   CMA Arizona Municipal Money Fund                                      15
   CMA California Municipal Money Fund                                   17
   CMA Connecticut Municipal Money Fund                                  21
   CMA Florida Municipal Money Fund                                      23
   CMA Massachusetts Municipal Money Fund                                25
   CMA Michigan Municipal Money Fund                                     27
   CMA New Jersey Municipal Money Fund                                   30
   CMA New York Municipal Money Fund                                     33
   CMA North Carolina Municipal Money Fund                               38
   CMA Ohio Municipal Money Fund                                         40
   CMA Pennsylvania Municipal Money Fund                                 43
Financial Statements                                                     46
Financial Highlights                                                     54
Notes to Financial Statements                                            60
Disclosure of Investment Advisory Agreement                              63
Disclosure of New Investment Advisory Agreement                          66



Officers and Trustees


Robert C. Doll, Jr., President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Jean Margo Reid, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Edward J. Andrews, Vice President
Steven T. Lewis, Vice President
Darrin J. SanFillippo, Vice President
Kevin A. Schiatta, Vice President
Marie Sheehan, Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

  * For inquiries regarding your CMA account, call 800-CMA-INFO (800-262-4636).


Fund Address
CMA Multi-State Municipal Series Trust
Box 9011
Princeton, NJ 08543-9011



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



A Letter to Shareholders


Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally - portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, most former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements, as of the October month-end reporting period, also reflect the BlackRock name. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Vice Chairman
BlackRock, Inc.


   Data, including assets under management, are as of June 30, 2006.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



A Discussion With Your Funds' Portfolio Managers


We maintained a neutral investment strategy throughout the period, given the continued uncertainty surrounding monetary policy, and we were able to preserve investor capital while offering competitive yields relative to our peers.


How did the CMA state-specific municipal money funds perform during the semi-annual period?

For the six months ended September 30, 2006, the 11 CMA tax-exempt municipal money funds continued to offer competitive yields relative to their respective iMoneyNet, Inc. peer group averages. Continued uncertainty with respect to the path of the Federal Reserve Board's (the Fed) monetary policy led us to maintain a relatively neutral investment strategy. This approach allowed each Fund to maintain a stable net asset value within the context of a high credit quality portfolio.

The following table details the Funds' net annualized yields for the six months ended September 30, 2006, in addition to seven-day yields as of period-end.


                                        Six-Month
                                           Net
                                        Annualized        Seven-Day
Fund                                      Yield             Yield

CMA Arizona                                 2.91%             3.05%
CMA California                              2.98              3.14
CMA Connecticut                             2.85              3.00
CMA Florida                                 2.91              3.05
CMA Massachusetts                           2.87              3.01
CMA Michigan                                2.94              3.06
CMA New Jersey                              2.90              3.10
CMA New York                                2.99              3.13
CMA North Carolina                          2.90              3.04
CMA Ohio                                    2.86              3.01
CMA Pennsylvania                            2.94              3.07


Describe market and economic conditions during the semi-annual period.

Uncertainty about economic growth, inflation and interest rates remained the focus for investors throughout the period. In the first three months, the Federal Open Market Committee (FOMC) met twice and voted both times to increase the federal funds target rate, which reached 5% in May and 5.25% in June. Despite signs of an economic slowdown, the central bank remained vigilant in targeting inflationary pressures during this time. The Fed, often sending mixed messages, was challenged to lay the groundwork for a pause in monetary tightening.

During the second half of the period, investors struggled with evidence of slowing economic growth. Commodity prices collapsed - crude oil dropped to near $60 per barrel from earlier highs of approximately $78 per barrel, and natural gas prices plummeted. Housing activity also continued its descent. Amid these conditions, the Fed opted to pause at its August and September meetings, leaving the federal funds rate at 5.25% and ending a two-year streak of 17 consecutive 25 basis point (.25%) interest rate hikes.

The pause in monetary policy tightening sparked a market rally, with bonds posting their strongest quarterly performance in several years. Bond yields, which move opposite their prices, fell significantly. Investor sentiment also shifted markedly, as expectations that the Fed could raise interest rates further during 2006 turned to anticipation of a cut in interest rates by early 2007. While only moving slightly, the Treasury yield curve continued its flattening trend and ended the period inverted, with the six-month Treasury offering the highest yield on the curve at 5.02%, versus the 10-year Treasury yield of 4.64%. The London InterBank Offered Rate (LIBOR) was separated by only 25 basis points between one year and 10 years. The municipal curve also flattened during the six-month period, as price gains on longer-dated securities outpaced the gains on securities with shorter maturities. Unlike the Treasury curve, however, the municipal curve maintained a positive slope, with the yield on one-year municipal securities ending the period at 3.46% versus a 10-year municipal yield of 4.04%.

Although economic activity has slowed, positive revenue streams have reduced municipalities' need to borrow in the short-term municipal market. Reduced municipal issuance and a positive market backdrop caused yield ratios on fixed rate municipal notes to approach historically low levels, at close to 65% of their taxable counterparts. Yields on variable rate demand notes remained volatile, and their ratios fluctuated between 60% and 70% of their taxable counterparts.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



State Conditions

While national trends have an important influence on the municipal market, each Fund is also affected by state-specific economic conditions. Following is a state-by-state summary of these conditions.


Arizona

During the six-month period ended September 30, 2006, Arizona Governor Janet Napolitano signed the final approved budget for fiscal year 2007. Budgeted expenditures increased 10.9% over fiscal year 2006, totaling just under $10 billion. The budget projects a general fund surplus of $69.1 million for the year, excluding one-time revenues and expenditures. The final package includes $370 million of income and property tax relief - far exceeding the governor's original proposal of $100 million - and notably, the largest tax-cut package in the state's history. Additional budget line items include:
$100 million to award pay raises for teachers; a $1.9 billion package to strengthen border security; and excess monies dedicated to shore up the budget stabilization fund.

For the first two months of fiscal year 2007 (July and August 2006), sales and income tax revenues continued to grow (up 5.8% and 7.5%, respectively), albeit at a slower pace compared to a year ago. Collections of $5.8 million during this time came in below budget. While growth was solid during the period, further data collection and evaluation is necessary to determine whether this lower rate of growth is a persistent trend.

In late September, the Goodyear City Council unanimously approved a contract with the Cleveland Indians to relocate the team's spring training to a new bond-financed facility in 2010. Plans call for the Arizona Sports and Tourism Authority to finance two-thirds of the total cost, with the city issuing bonds for the remainder. The final amount and terms of the bonds have not yet been finalized.


California

During the six-month period, California came to market with its annual short-term financing for fiscal year 2007. The state significantly improved its short-term financial situation, with this year's borrowing of $1.5 billion significantly below the $14.2 billion required to meet its fiscal obligations in 2004. The revenue anticipation notes (RANS) - which offer a yield of 3.35% and mature in June 2007 - received the highest short-term ratings from key rating agencies, and were very well received in the marketplace. On the political front, it appears that Governor Arnold Schwarzenegger will easily win re-election in November versus his opponent, Democratic State Treasurer Phil Angelides. As of early October, the governor held a double-digit lead in several polls.


Connecticut

The State of Connecticut ended the 2006 fiscal year on June 30 with a budget surplus of $940 million and a Rainy Day Fund balance that, for the first time, exceeded $1 billion. The robust Rainy Day Fund represents approximately 10% of the state's current $15.2 billion budget. Strong tax revenues continued into the first quarter of fiscal year 2007, as Connecticut's comptroller projected a budget surplus for that period of $212 million. The surplus was mainly attributable to personal income taxes paid on capital gains, as well as strong retail sales. Job growth in the state remained modest, with only 8,600 new jobs created through August 2006. Overall, the state's 4.5% unemployment rate (as of August 2006) remained below the 4.7% national level. Finally, Connecticut continued to maintain its strong AA long-term ratings from all three major credit rating agencies due to its above-average wealth levels and diversified economic base.


Florida

The seminal event in the Florida municipal bond market was the repeal of the state's intangible personal property tax. The legislation, passed in late July, goes into effect on January 1, 2007. The impact of the repeal is expected to be negligible for Florida's finances. Previously, the tax provided a significant revenue stream to the state's coffers. In the past seven years, however, the state legislature has taken a bite out of the tax, and subsequently, revenue dropped from $1.1 billion in 1999 to an anticipated
$200 million in 2006.

Florida maintained high credit ratings of Aa1, AAA and AA+ from Moody's, Standard & Poor's and Fitch, respectively. The state's consistently strong financial performance is largely due to a robust service-oriented economy, prudent budget decisions, and a moderate debt profile. Although Florida's budget for fiscal year 2007 increased a slight 7% to $74 billion, it continues to reflect spending constraints, conservative revenue projections, and additional deposits to the state's reserve funds. Florida adheres to budget guidelines that require recurring expenses to be matched with recurring revenue, and which limit spending increases to the level of personal income growth in the state - both are deemed constructive from a credit rating perspective.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



A Discussion With Your Funds' Portfolio Managers (continued)


Strength in revenue allowed the state to build reserves to an estimated
$8 billion, while offering some tax relief in the form of tax credits, tax-free shopping days, as well as the repeal of the intangible tax. Revenues from sales tax have grown an average of over 8% per year in recent history, and this should be sufficient to cover revenue losses in the current fiscal year. No new revenue streams have been created. Spending at the state level remains heavily dominated by education, with more than 50% of the budget dedicated to primary and secondary education needs. Further, Florida faces significant additional spending as a result of the recent "Class-Size Initiative" and an overall need to increase the quality of public education in the state. Beyond education, it is expected that population growth will require further government funding, particularly for transportation, public safety, health services and emergency relief.

Overall, Florida's economy continued to outperform on a national and regional level. Job creation tracked well above national averages, resulting in low unemployment and rising personal incomes. Most recent data reflected a state unemployment rate of only 3.6%, compared to the 4.7% national average.
These positive trends, coupled with a still relatively low cost of living, have encouraged net migration into Florida and led to a more diversified demographic base in recent years. While this may initially increase budgetary pressure, the state's financial flexibility and proven record of proactive management should allow it to excel.


Massachusetts

Economic growth has strengthened slightly in Massachusetts, but still lags the rest of the nation. The commonwealth benefited from a stronger rebound in financial activities and business services, with steady gains in education and health services. As anticipated, the Massachusetts housing market slowed during the period, with sales of existing homes contracting and housing prices on the decline. Massachusetts' unemployment rate remained slightly above the national average at 4.9% (as of August 2006), compared to the national average of 4.7%.

The 2006 fiscal year ended with an estimated $18.5 billion in revenue, 8.2% above 2005 levels and approximately $329 million above the revised fiscal benchmark of $18.2 billion forecasted in January. September revenue collections of nearly $2.1 billion were up 6.6% year-over-year; however, fiscal year 2007 revenue is tracking about $1 million below the benchmark as of the end of the first fiscal quarter. Similarly, year-over-year comparisons of corporate and business tax collections showed more modest growth of 4.4% between the first quarter of fiscal year 2006 and the same period in fiscal year 2007.

The $14.6 billion "Big Dig" project suffered a tremendous setback this past summer when a connector tunnel ceiling collapsed along Interstate 90. The high-profile project has been a financial drain on the commonwealth for the past decade, and additional costs would have been devastating. Fortunately, the damage was not as severe as originally feared, and "Big Dig" has at least $800 million in insurance coverage that is expected to pay for much of the necessary repairs, inspection costs and lawsuits stemming from the deadly incident.


Michigan

The State of Michigan maintained credit ratings of Aa2, AA and AA from Moody's, Standard & Poor's and Fitch, respectively. However, Fitch assigned a negative outlook to the state's rating in mid-April, with the S&P following suit in August. Future ratings actions will be driven by the performance of the state's economy, which continues to lag national trends as well as those of the broader Great Lakes region.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Michigan showed modest fiscal improvements during the semi-annual period. During fiscal year 2006 (ended September 30, 2006), operations produced an estimated $200 million budget surplus, the majority of which will be used to meet fiscal year 2007 spending obligations. The governor and legislature's budget agreement for fiscal year 2007 includes general fund spending of $9.2 billion, just 2% above prior-year spending. Moreover, gap-closing measures addressed an initial $408 million budget gap that was less than reported in prior years. While the state has successfully managed its budget through conservative revenue estimates and large spending cuts, future job cuts in the automotive industry threaten to undermine revenue collections. Compounding that, Detroit's fiscal crisis may trigger further job losses, thereby resulting in additional state aid commitments. Moreover, in August, the legislature repealed the single-business income tax after much debate. This will cost the state $1.9 billion annually beginning in fiscal year 2009, and will likely produce significant structural deficits.

Michigan recorded its fifth consecutive year of annual job losses in 2005, although the annual rate of job losses has declined each year since 2001. The first eight months of 2006 showed this same pattern of declining employment, although the losses narrowed over the summer months compared to the same period a year ago. The state's preliminary August 2006 employment level showed a .4% decline versus a year ago, largely the result of continued production and employment cuts in the auto industry. To maintain its current credit rating levels, the state will need to show employment stability and continued budget balancing.


New Jersey

In the quarter ended September 30, 2006, the State of New Jersey released its annual short-term financing for fiscal year 2007, which included the issuance of $1.75 billion tax and revenue anticipation notes (TRANS) maturing in June 2007. Based on its solid credit quality, excellent liquidity and diversification potential, the issue received the highest short-term ratings from the major credit agencies, and was well received in the market. The CMA New Jersey Fund purchased $30 million of the notes, which carry a 3.48% yield. From a broader perspective, job losses in manufacturing and telecommunications continued. The state's unemployment rate remained above the national level, at 5.3% in August 2006, compared to the national rate of 4.7%.


New York

The New York economy continued to improve, with revenue collections up for the period. Although state tax collections remain largely dependent on the performance of the financial sector, tax receipts continued to perform well. At period-end, the state's credit ratings were Aa3, AA and AA- from Moody's, Standard & Poor's and Fitch, respectively, with all three agencies assigning a stable outlook.

Crafting balanced budgets beyond fiscal year 2007 is expected to present a challenge, given political resistance to additional tax hikes and cuts in popular programs, as well as pressure from local governments for pension and Medicaid relief, and new education spending. In late April, New York finalized the 2006 - 2007 enacted budget, which totaled $112.5 billion. The majority of Governor George Pataki's proposals remained intact, including nearly $850 million in tax cuts and the allocation of almost $2 billion from the 2006 fiscal year surplus toward future budget gaps. The budget also included $700 million in school operating aid as part of compliance with a court order on school funding. It is unclear whether this amount, as well as additional capital grants and bonding authority to New York City, will be sufficient in meeting the court mandate. The general fund remained relatively balanced on a budgetary basis. However, increased property tax rebates, a cap on gasoline taxes, and deferral of certain Medicaid cost containment rules opened a new $1 billion gap that is to be closed with stabilization reserve monies. The gap for fiscal year 2008 - 2009 grew by $1.1 billion, to $5.4 billion, primarily due to full-cost local property tax relief and accelerated use of reserves this fiscal year and in 2007 - 2008.

Preliminary August 2006 employment numbers show a .9% increase from August 2005 levels. New York ranks fifth-highest among all states in per capita income, although economic growth is disproportionately stronger in downstate New York versus upstate.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



A Discussion With Your Funds' Portfolio Managers (concluded)


North Carolina

North Carolina's economy continued to improve steadily during the semi-annual period. Recent data from the Office of State Budget and Management showed that new jobs in education and health and professional services more than offset significant job losses in the textile industry. This continued a long-term trend of job growth in the service sectors, although manufacturing still represents a significant 14% of total employment in the state.

A strong local and national economy has improved the state's financial condition in recent years. The state expects to report at least $1 billion in operating surplus for the fiscal year ended June 30, 2006, marking the third straight year that revenue has significantly exceeded expenditures. The legislature allocated some of the anticipated surplus to cover tax reductions and pay raises for teachers and state employees. Additional deposits will also be made to the state's reserve funds. Revenue forecasts for the current fiscal year - which include new recurring revenue streams such as the state lottery - remain strong and bode well for the state's future fiscal health.


Ohio

The Ohio economy continued to struggle during the period, as payrolls remained well below their pre-recession peak and employment growth continued to lag the nation. The state relied on its service-producing industries to lead fairly small growth, while marginally offsetting weakness in both the manufacturing and retail industries. Manufacturing job losses slowed, but have not yet ceased, as extensive restructuring in the domestic auto manufacturing industry remains a prominent downside risk. Slow income growth and a soft housing market reflect Ohio's persistently weak labor market.

Fiscal year 2006 (ended June 30, 2006) operations produced an estimated
$220 million budgetary surplus, as disbursements were significantly below original budgeted amounts. As a result, the state will have a general fund balance of $1 billion. The governor and legislature's budget agreement for fiscal year 2007 includes fund spending of $25.9 billion, representing the smallest budget increase in more than 40 years at just 2.6% above prior-year spending. The fiscal year 2007 revenue forecast was revised down modestly, as tax receipts were adjusted slightly below the original forecast by 0.5% or $132 million. The structural balance and improved reserve levels maintained by the state are a direct result of conservative forecasting, coupled with modes of economic expansion.


Pennsylvania

Pennsylvania's economic growth moderated somewhat over the six-month period ended September 30, 2006. The commonwealth's unemployment rate rose from 4.3% in January to 4.9% in August, and revenue collections slowed from the pace experienced earlier in the year. Pennsylvania's fiscal year 2007 budget totaled $25.4 billion and incorporated 3.8% expenditure growth over the previous year's budget. Funding increases will be directed to public education, public welfare and debt service, while spending on other areas not legally mandated was reduced 2.5%. The budget does not call for any new taxes or tax increases. The commonwealth continues to protect its Aa2 and AA credit profile through conservative budgeting practices, a more diversified service economy and maintenance of a relatively low debt burden. Consistent with the past few years, expansion in service-producing industries continues to drive employment gains across the Keystone State, while the manufacturing industry remains a detractor.


How were the Funds managed during the period?

As we began the period, the Funds were well positioned to meet the seasonal tax-related redemptions that normally occur during April and May. As the period progressed, however, tax-related redemptions were lighter than in previous years. As such, we shifted to a more neutral investment strategy in anticipation of a pause in the Fed's monetary tightening campaign. This involved increasing the Funds' average maturities to bring them closer to their respective peer group averages.

Notably, state and local municipalities addressed their annual financing needs during the six-month period. As they did, we looked to participate in the various opportunities, primarily at the outset of the period when rates were cheaper. In doing so, we focused particularly on longer-dated fixed rate municipal notes. However, reduced issuance and expensive ratios relative to taxable bonds limited our participation later in the period. As an alternative, we concentrated on locking in attractive rates for periods of 30 days - 90 days with tax-exempt commercial paper, when available. Variable rate demand note securities continued to play an important role in our strategy. Given the rapidly changing nature of these securities, they often provided more attractive yields than fixed rate municipal investments.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Overall, we continued to focus on providing shareholders with an attractive tax-exempt yield while maintaining a stable net asset value.


How would you characterize the Funds' positioning at the close of the period?

Given the possibility of a Fed policy change, we will continue to monitor economic data to gauge the future direction of interest rates. We remain relatively neutral in our approach, seeking to increase our fixed rate note exposure during periods of market weakness. Should the economy show signs of extreme weakness, we would look to extend the Funds' maturities and become slightly more aggressive. When available, we will continue to utilize tax-exempt commercial paper to lock in attractive rates for short periods of time. Finally, we will continue to closely monitor the credit quality of the Funds' portfolios while seeking to provide our shareholders with an attractive tax-exempt yield.


Edward J. Andrews
Vice President and Portfolio Manager
CMA New York Municipal Money Fund


Steven T. Lewis
Vice President and Portfolio Manager
CMA California Municipal Money Fund
CMA Connecticut Municipal Money Fund
CMA New Jersey Municipal Money Fund


Darrin J. SanFillippo
Vice President and Portfolio Manager
CMA Arizona Municipal Money Fund
CMA Michigan Municipal Money Fund
CMA North Carolina Municipal Money Fund
CMA Pennsylvania Municipal Money Fund


Kevin A. Schiatta
Vice President and Portfolio Manager
CMA Massachusetts Municipal Money Fund
CMA Ohio Municipal Money Fund


Marie Sheehan
Vice President and Portfolio Manager
CMA Florida Municipal Money Fund


October 13, 2006



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Proxy Results


CMA Arizona Municipal Money Fund


During the six-month period ended September 30, 2006, CMA Arizona Municipal Money Fund's shareholders voted on the following proposals. On July 31, 2006 and August 31, 2006, the meetings were adjourned with respect to Proposals 1 and 3 until September 15, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

                                                             Shares Voted   Shares Voted   Shares Voted
                                                                 For          Against        Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                   85,429,471     2,449,319      7,795,000

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                   83,880,940     3,922,863      7,869,988



CMA California Municipal Money Fund


During the six-month period ended September 30, 2006, CMA California Municipal Money Fund's shareholders voted on the following proposals. On July 31, 2006 and August 31, 2006, the meetings were adjourned with respect to Proposals 1 and 3 until September 15, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

                                                             Shares Voted   Shares Voted   Shares Voted
                                                                 For          Against        Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                 1,142,166,078    64,447,337     35,475,542

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                 1,143,110,309    64,274,117     34,704,531



CMA Connecticut Municipal Money Fund


During the six-month period ended September 30, 2006, CMA Connecticut Municipal Money Fund's shareholders voted on the following proposals. On July 31, 2006, the meeting was adjourned with respect to Proposals 1 and 3 until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

                                                             Shares Voted   Shares Voted   Shares Voted
                                                                 For          Against        Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                  252,521,342     7,057,255      2,334,780

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                  249,839,095     10,340,109     1,734,173



CMA Florida Municipal Money Fund


During the six-month period ended September 30, 2006, CMA Florida Municipal Money Fund's shareholders voted on the following proposals. On July 31, 2006, the meeting was adjourned with respect to Proposals 1 and 3 until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

                                                             Shares Voted   Shares Voted   Shares Voted
                                                                 For          Against        Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                  207,941,783     5,375,292      1,746,976

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                  206,550,581     5,645,440      2,868,031




CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Proxy Results (continued)


CMA Massachusetts Municipal Money Fund


During the six-month period ended September 30, 2006, CMA Massachusetts Municipal Money Fund's shareholders voted on the following proposals. On July 31, 2006 and August 31, 2006, the meetings were adjourned with respect to Proposals 1 and 3 until September 15, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

                                                             Shares Voted   Shares Voted   Shares Voted
                                                                 For          Against        Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                  174,341,536     3,404,495      7,733,150

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                  174,476,354     3,378,208      7,624,620



CMA Michigan Municipal Money Fund


During the six-month period ended September 30, 2006, CMA Michigan Municipal Money Fund's shareholders voted on the following proposals. On July 31, 2006, the meeting was adjourned with respect to Proposals 1 and 3 until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:


                                                             Shares Voted   Shares Voted   Shares Voted
                                                                 For          Against        Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                  153,677,289     6,884,074      4,069,872

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                  153,851,828     6,802,244      3,977,163



CMA New Jersey Municipal Money Fund


During the six-month period ended September 30, 2006, CMA New Jersey Municipal Money Fund's shareholders voted on the following proposals. On July 31, 2006, the meeting was adjourned with respect to Proposals 1 and 3 until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

                                                             Shares Voted   Shares Voted   Shares Voted
                                                                 For          Against        Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                  534,700,587     13,381,994     9,200,093

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                  532,704,215     14,811,239     9,767,220



CMA New York Municipal Money Fund


During the six-month period ended September 30, 2006, CMA New York Municipal Money Fund's shareholders voted on the following proposals. On July 31, 2006 and August 31, 2006, the meetings were adjourned with respect to Proposals 1 and 3 until September 15, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

                                                             Shares Voted   Shares Voted   Shares Voted
                                                                 For          Against        Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                 1,195,358,793    47,874,843     46,763,377

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                 1,192,926,014    49,784,787     47,286,213



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Proxy Results (concluded)


CMA North Carolina Municipal Money Fund


During the six-month period ended September 30, 2006, CMA North Carolina Municipal Money Fund's shareholders voted on the following proposals. On July 31, 2006, the meeting was adjourned with respect to Proposals 1 and 3 until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

                                                             Shares Voted   Shares Voted   Shares Voted
                                                                 For          Against        Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                  109,221,968     2,591,555      2,566,150

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                  109,268,014     2,733,479      2,378,178



CMA Ohio Municipal Money Fund


During the six-month period ended September 30, 2006, CMA Ohio Municipal Money Fund's shareholders voted on the following proposals. On July 31, 2006, the meeting was adjourned with respect to Proposals 1 and 3 until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

                                                             Shares Voted   Shares Voted   Shares Voted
                                                                 For          Against        Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                  164,712,658     7,655,357      3,705,747

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                  164,298,795     7,710,068      4,064,900



CMA Pennsylvania Municipal Money Fund


During the six-month period ended September 30, 2006, CMA Pennsylvania Municipal Money Fund's shareholders voted on the following proposals. On July 31, 2006, the meeting was adjourned with respect to Proposals 1 and 3 until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

                                                             Shares Voted   Shares Voted   Shares Voted
                                                                 For          Against        Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                  236,924,495     5,011,395      6,500,951

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                  235,780,670     6,318,060      6,338,111




CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Portfolio Holdings*


CMA Arizona Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  90.9%
Fixed Rate Notes                                   4.6
Put Bonds                                          3.3
Tax-Exempt Commercial Paper                        1.2



CMA California Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  87.0%
Fixed Rate Notes                                   6.8
Tax-Exempt Commercial Paper                        5.5
Put Bonds                                          0.7



CMA Connecticut Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  76.3%
Tax-Exempt Commercial Paper                       10.7
Fixed Rate Notes                                  13.0



CMA Florida Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  73.0%
Tax-Exempt Commercial Paper                       26.0
Fixed Rate Notes                                   1.0



CMA Massachusetts Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  76.6%
Tax-Exempt Commercial Paper                       14.3
Fixed Rate Notes                                   9.1



CMA Michigan Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  88.0%
Fixed Rate Notes                                   7.5
Tax-Exempt Commercial Paper                        4.5



CMA New Jersey Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  83.2%
Fixed Rate Notes                                  10.7
Tax-Exempt Commercial Paper                        6.1



CMA New York Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  82.2%
Fixed Rate Notes                                  13.8
Put Bonds                                          0.8
Tax-Exempt Commercial Paper                        3.2



CMA North Carolina Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  90.7%
Fixed Rate Notes                                   7.2
Tax-Exempt Commercial Paper                        2.1



CMA Ohio Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  74.7%
Fixed Rate Notes                                  25.3



CMA Pennsylvania Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  85.7%
Fixed Rate Notes                                   8.6
Put Bonds                                          2.4
Tax-Exempt Commercial Paper                        3.3


 * Based on the market value of total investments of each fund as of September 30, 2006. Investments are valued at amortized cost, which approximates market value.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Disclosure of Expenses


Shareholders of each Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2006 and held through September 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                    Ending       Expenses Paid
                                                 Beginning      Account Value  During the Period*
                                               Account Value    September 30,   April 1, 2006 to     Annualized
                                               April 1, 2006         2006     September 30, 2006*  Expense Ratio
Actual

CMA Arizona                                        $1,000         $1,014.50          $3.67              .73%
CMA California                                     $1,000         $1,014.80          $2.86              .57%
CMA Connecticut                                    $1,000         $1,014.20          $3.41              .68%
CMA Florida                                        $1,000         $1,014.50          $3.47              .69%
CMA Massachusetts                                  $1,000         $1,014.30          $3.52              .70%
CMA Michigan                                       $1,000         $1,014.60          $3.52              .70%
CMA New Jersey                                     $1,000         $1,014.40          $3.16              .63%
CMA New York                                       $1,000         $1,014.90          $2.86              .57%
CMA North Carolina                                 $1,000         $1,014.40          $3.62              .72%
CMA Ohio                                           $1,000         $1,014.20          $3.57              .71%
CMA Pennsylvania                                   $1,000         $1,014.60          $3.47              .69%

Hypothetical (5% annual return before expenses)**

CMA Arizona                                        $1,000         $1,021.26          $3.68              .73%
CMA California                                     $1,000         $1,022.06          $2.87              .57%
CMA Connecticut                                    $1,000         $1,021.51          $3.43              .68%
CMA Florida                                        $1,000         $1,021.46          $3.48              .69%
CMA Massachusetts                                  $1,000         $1,021.41          $3.53              .70%
CMA Michigan                                       $1,000         $1,021.41          $3.53              .70%
CMA New Jersey                                     $1,000         $1,021.76          $3.18              .63%
CMA New York                                       $1,000         $1,022.06          $2.87              .57%
CMA North Carolina                                 $1,000         $1,021.31          $3.63              .72%
CMA Ohio                                           $1,000         $1,021.36          $3.58              .71%
CMA Pennsylvania                                   $1,000         $1,021.46          $3.48              .69%

 * Expenses for each Fund are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments                        CMA Arizona Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Arizona--97.4%

             Apache County, Arizona, IDA, IDR (Tucson Electric
             Power Co.), VRDN (a):
 $    250       Series 83-A, 3.72% due 12/15/2018                     $     250
   10,750       Series 83-C, 3.72% due 12/15/2018                        10,750

    3,500    Arizona Health Facilities Authority Revenue Bonds
             (Royal Oaks Project), VRDN, 3.75% due 3/01/2027 (a)          3,500

             Arizona Tourism and Sports Authority, Tax Revenue
             Bonds, VRDN (a)(c):
    5,210       PUTTERS, Series 690, 3.78% due 7/01/2011                  5,210
    2,470       ROCS, Series II-R-2134, 3.78% due 7/01/2021               2,470

    1,950    Avondale, Arizona, IDA, IDR, Refunding (National
             Health Investors), VRDN, 3.80% due 12/01/2014 (a)            1,950

    1,000    Casa Grande, Arizona, IDA, IDR (Price Companies
             Inc. Project), VRDN, AMT, Series A, 3.79%
             due 12/01/2017 (a)                                           1,000

    1,100    Chandler, Arizona, IDA, IDR (Red Rock Stamping
             Company Project), VRDN, AMT, 3.89%
             due 2/01/2020 (a)                                            1,100

    4,600    Cochise County, Arizona, Pollution Control
             Corporation, Solid Waste Disposal Revenue Bonds
             (Arizona Electric Power Co-Operative Inc. Project),
             VRDN, AMT, 3.60% due 3/01/2007 (a)                           4,600

             Coconino County, Arizona, Pollution Control
             Corporation Revenue Bonds, VRDN, AMT (a):
    5,300       (Arizona Public Service Co. - Navajo Project),
                Series A, 3.93% due 10/01/2029                            5,300
    1,800       (Arizona Public Service Co. Project), 3.83%
                due 11/01/2033                                            1,800

    2,475    Lehman Municipal Trust Receipts, Phoenix and Pima
             County, Arizona, Revenue Bonds, FLOATS, VRDN,
             AMT, Series 2006-P55U, 3.83% due 3/01/2039 (a)               2,475

    2,985    Lehman Municipal Trust Receipts, Tucson, Arizona,
             Revenue Refunding Bonds, FLOATS, VRDN, AMT,
             Series 2006-P39U, 3.83% due 1/01/2038 (a)                    2,985



     Face
   Amount    Municipal Bonds                                              Value

Arizona (continued)

 $  7,000    Maricopa County, Arizona, IDA, Health Facilities
             Revenue Bonds, PUTTERS, VRDN, Series 420, 3.79%
             due 1/01/2010 (a)                                       $    7,000

    4,545    Maricopa County, Arizona, IDA, IDR (Trans-Matic
             Manufacturing Production Project), VRDN, AMT,
             3.80% due 10/01/2026 (a)                                     4,545

             Maricopa County, Arizona, IDA, M/F Housing
             Revenue Refunding Bonds, VRDN, AMT (a)(e):
    2,540       (Las Gardenias Apartments LP Project), Series A,
                3.77% due 4/15/2033                                       2,540
    1,300       (San Martin Apartments Project), Series A-1,
                3.77% due 6/15/2035                                       1,300
    6,300       (Villas Solanas Apartments), Series A, 3.77%
                due 11/15/2032                                            6,300

    1,435    Maricopa County, Arizona, IDA, S/F Mortgage
             Revenue Bonds, FLOATS, VRDN, AMT, Series 1165,
             3.80% due 2/01/2008 (a)                                      1,435

    1,100    McAllister Academic Village, LLC, Arizona, Revenue
             Bonds (Arizona State University Project), VRDN,
             Series A, 3.75% due 7/01/2045 (a)(b)                         1,100

    2,000    Phoenix, Arizona, Civic Improvement Corporation, CP,
             3.55% due 10/02/2006                                         2,000

    5,600    Phoenix, Arizona, Civic Improvement Corporation,
             State of Arizona Distribution Revenue Bonds, TOCS,
             Series Z-11, 3.81% due 5/08/2034 (a)(d)                      5,600

    8,420    Phoenix, Arizona, IDA, M/F Housing Revenue Bonds
             (Mariners Pointe Apartments Project), VRDN, AMT,
             Series A, 3.86% due 10/01/2023 (a)                           8,420

    3,285    Phoenix, Arizona, IDA, M/F Housing Revenue
             Refunding Bonds (Westward Housing Apartments
             Project), VRDN, AMT, Series A, 3.84% due 4/01/2033 (a)       3,285



Portfolio Abbreviations


ACES (SM)  Adjustable Convertible Extendible Securities
AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
COP        Certificates of Participation
CP         Commercial Paper
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
FLOATS     Floating Rate Securities
GAN        Grant Anticipation Notes
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
MERLOTS    Municipal Extendible Receipt Liquidity Option
           Tender Securities
MSTR       Municipal Securities Trust Receipts
PCR        Pollution Control Revenue Bonds
PUTTERS    Puttable Tax-Exempt Receipts
RAN        Revenue Anticipation Notes
ROCS       Reset Option Certificates
SAN        State Aid Notes
S/F        Single-Family
TAN        Tax Anticipation Notes
TOCS       Tender Option Certificates
TRAN       Tax Revenue Anticipation Notes
VRDN       Variable Rate Demand Notes



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (concluded)            CMA Arizona Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Arizona (continued)

             Phoenix, Arizona, IDA, Revenue Bonds, VRDN (a):
 $  5,170       (Leggett & Platt Inc. Project), AMT, 3.80%
                due 7/01/2029                                        $    5,170
    6,825       (Pilgrim Rest Foundation Inc. Project), Series A,
                3.83% due 10/01/2030                                      6,825
    1,000       (Safeway Inc. Ice Cream Project), AMT, 3.55%
                due 10/01/2006                                            1,000
    2,500       (Salvo Properties LLC Project), AMT, 3.88%
                due 3/01/2031                                             2,500
    3,660       (Swift Aviation Services Inc. Project), AMT, 3.90%
                due 7/01/2024                                             3,660

    4,500    Phoenix and Pima County, Arizona, IDA, S/F Revenue
             Bonds, FLOATS, VRDN, AMT, Series P29U, 3.83%
             due 7/01/2039 (a)                                            4,500

    1,760    Pima County, Arizona, COP, Refunding, VRDN, 5%
             due 1/01/2007 (a)(b)                                         1,767

      900    Pima County, Arizona, IDA, IDR, Refunding (Brush
             Wellman Inc. Project), VRDN, 3.81% due 9/01/2009 (a)           900

    5,550    Pima County, Arizona, IDA, IDR (Tucson Electric
             Power Company - Irvington Project), VRDN, 3.80%
             due 10/01/2022 (a)                                           5,550

             Pima County, Arizona, IDA Revenue Bonds, VRDN (a):
    4,770       (Lease Purchase), 3.73% due 6/01/2007                     4,770
    3,375       (Senior Living Facilities-La Posada), Series A,
                3.75% due 5/01/2032                                       3,375

    2,298    Pima County, Arizona, IDA, S/F Mortgage Revenue
             Bonds, VRDN, 5.27% due 2/04/2012 (a)                         2,298

             Salt River Project, Arizona, Agriculture Improvement
             and Power District, Electric System Revenue Bonds,
             VRDN (a):
    4,500       FLOATS, Series 1430, 3.78% due 1/01/2037                  4,500
    3,950       ROCS, Series II-R-9019, 3.78%
                due 1/01/2037                                             3,950

    3,755    Scottsdale, Arizona, IDA, Hospital Revenue
             Bonds, ROCS, VRDN, Series II-R-578CE, 3.79%
             due 5/01/2041 (a)                                            3,755



     Face
   Amount    Municipal Bonds                                              Value

Arizona (concluded)

 $  1,300    Scottsdale, Arizona, IDA, Limited Obligation
             Revenue Bonds (Notre Dame School), VRDN,
             Series A, 3.80% due 5/01/2021 (a)                       $    1,300

    2,150    Tempe, Arizona, GO, VRDN, 4% due 7/01/2007 (a)               2,153

    2,145    Tucson, Arizona, IDA, IDR (Fluoresco Old Nogales
             Project), VRDN, AMT, 3.85% due 8/01/2025 (a)                 2,145

    3,750    Tucson, Arizona, IDA, Joint S/F Mortgage
             Revenue Bonds, VRDN, AMT, Series B, 4.90%
             due 8/03/2007 (a)(e)(g)(i)                                   3,776

    3,325    Tucson, Arizona, IDA Revenue Bonds (United
             Way Capital Corporation Project), VRDN, 3.80%
             due 6/01/2021 (a)                                            3,325

    4,500    Verrado Western Overlay Community Facilities District,
             Arizona, GO, VRDN, 3.83% due 7/01/2029 (a)                   4,500

    3,000    Yavapai County, Arizona, IDA, Hospital Facility
             Revenue Bonds (Yavapai Regional Medical Center),
             VRDN, Series B, 3.55% due 12/01/2026 (a)(h)                  3,000

    4,280    Yuma & La Paz Counties, Arizona, Community College
             District, GO, MERLOTS, VRDN, Series C-02, 3.78%
             due 7/01/2031 (a)(c)                                         4,280


Puerto Rico--1.7%

    1,250    Municipal Securities Trust Certificates, Puerto Rico,
             Revenue Bonds, VRDN, Series 2000-107, Class A,
             3.72% due 5/19/2009 (a)(h)                                   1,250

    1,600    Puerto Rico Public Finance Corporation Revenue
             Bonds, FLOATS, VRDN, Series 919, 3.74%
             due 8/01/2026 (a)(f)                                         1,600

Total Investments
(Cost--$168,764*)--99.1%                                                168,764
Other Assets Less Liabilities--0.9%                                       1,493
                                                                     ----------
Net Assets--100.0%                                                   $  170,257
                                                                     ==========


  * Cost for federal income tax purposes.

(a) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(b) AMBAC Insured.

(c) MBIA Insured.

(d) FGIC Insured.

(e) FNMA Collateralized.

(f) CIFG Insured.

(g) GNMA Collateralized.

(h) FSA Insured.

(i) FHLM Collateralized.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments                     CMA California Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

California--98.3%

 $ 19,995    ABAG Finance Authority For Non-Profit Corporations,
             California, M/F Revenue Bonds (Southport Apartments),
             VRDN, Series A, 3.67% due 1/15/2036 (e)(i)              $   19,995

   13,785    ABAG Finance Authority For Non-Profit Corporations,
             California, Senior Living Revenue Bonds (Elder Care
             Alliance of San Rafael, Inc. Project), VRDN, 3.61%
             due 11/01/2034 (i)                                          13,785

             ABN AMRO MuniTops Certificates Trust, California,
             VRDN (i):
    7,435       COP, Series 2006-14, 3.77% due 5/01/2013 (a)(j)           7,435
   10,045       GO, Series 2003-9, 3.75% due 9/01/2011 (g)               10,045
    5,373       Series 1999-7, 3.75% due 7/04/2007 (g)(j)                 5,373

             ABN AMRO MuniTops Certificates Trust, California,
             VRDN, Refunding (a)(i):
    9,995       COP, Series 2006-14, 3.77% due 5/01/2013 (j)              9,995
    6,495       GO, Series 2003-1, 3.77% due 2/01/2010                    6,495

   16,000    ABN AMRO MuniTops Certificates Trust, California,
             VRDN, Revenue Bonds, Series 2005-50, 3.77%
             due 12/01/2012 (a)(i)(j)                                    16,000

    9,495    ABN AMRO MuniTops Certificates Trust, California,
             VRDN, Revenue Refunding Bonds, Series 2006-11,
             3.77% due 11/01/2013 (g)(i)(j)                               9,495

    5,570    Alhambra, California, Unified School District,
             GO, ROCS, VRDN, Series II-R-2192, 3.76%
             due 8/01/2022 (c)(i)                                         5,570

   10,000    Alhambra, California, Unified School District, Land
             Acquisition Notes, 4.75% due 6/29/2007                      10,065

   15,000    Auburn, California, Union School District, COP,
             Refunding, VRDN, 3.71% due 12/01/2032 (f)(i)                15,000

   14,645    Bakersfield, California, Hospital Revenue Refunding
             Bonds, FLOATS, VRDN, Series 788, 3.78%
             due 3/01/2019 (g)(i)                                        14,645

   10,335    California Educational Facilities Authority Revenue
             Bonds (Life Chiropractic College), VRDN, 3.75%
             due 1/01/2025 (i)                                           10,335

   18,000    California HFA, Home Mortgage Revenue Bonds,
             VRDN, AMT, Series B, 3.85% due 8/01/2033 (f)(i)             18,000

             California HFA, M/F Housing Revenue Bonds, VRDN,
             AMT (i):
   21,445       Series A, 3.82% due 2/01/2026                            21,445
   29,175       Series A, 3.82% due 2/01/2035                            29,175
   34,500       Series C, 3.85% due 2/01/2033                            34,500

             California Health Facilities Financing Authority
             Revenue Bonds, FLOATS, VRDN (g)(i):
   17,686       Series 591, 3.78% due 3/01/2014                          17,686
   22,170       Series 592, 3.78% due 3/01/2021                          22,170

   25,000    California Health Facilities Financing Authority
             Revenue Bonds (Kaiser Permanente), VRDN, Series C,
             3.64% due 6/01/2041 (i)                                     25,000



     Face
   Amount    Municipal Bonds                                              Value

California (continued)

 $  1,500    California Health Facilities Financing Authority,
             Revenue Refunding Bonds, ROCS, VRDN,
             Series II-R-603CE, 3.77% due 11/15/2034 (i)             $    1,500

             California Infrastructure and Economic Development
             Bank, Revenue Refunding Bonds, VRDN (i):
    3,375       (Guided Discoveries Inc. Project), 3.76%
                due 6/01/2032                                             3,375
   17,000       (J. Paul Getty Trust Project), Series B, 3.25%
                due 2/02/2007                                            17,000

             California Pollution Control Financing Authority, PCR,
             Refunding (Pacific Gas and Electric), VRDN (i):
   60,450       AMT, Series B, 3.77% due 11/01/2026                      60,450
   42,015       Series C, 3.63% due 11/01/2026                           42,015
   34,450       Series F, 3.66% due 11/01/2026                           34,450

   44,550    California Pollution Control Financing Authority,
             Resource Recovery Revenue Bonds (Atlantic
             Richfield Co. Project), VRDN, Series A, 3.78%
             due 12/01/2024 (i)                                          44,550

   27,630    California School Cash Reserve Program Authority,
             Pooled Revenue Bonds, COP, VRDN, Series A, 4.50%
             due 7/06/2007 (i)                                           27,821

             California State, CP:
   30,000       3.47% due 11/07/2006                                     30,000
   18,350       3.45% due 12/06/2006                                     18,350

             California State Department of Water Resources,
             Power Supply Revenue Bonds, VRDN (i):
  114,870       Series B-1, 3.64% due 5/01/2022                         114,870
   11,400       Series B-5, 3.60% due 5/01/2022                          11,400
   17,070       Series C-1, 3.73% due 5/01/2022                          17,070

             California State Department of Water Resources,
             Power Supply Revenue Refunding Bonds, VRDN (i):
   74,695       Sub-Series F-2, 3.64% due 5/01/2020                      74,695
   34,400       Sub-Series F-3, 3.64% due 5/01/2021                      34,400
   32,000       Sub-Series F-4, 3.64% due 5/01/2022                      32,000
   22,000       Sub-Series G-5, 3.50% due 5/01/2016 (f)                  22,000
   25,000       Sub-Series G-13, 3.62% due 5/01/2018 (c)                 25,000

   17,500    California State Economic Recovery, GO, FLOATS,
             VRDN, Series L27, 3.66% due 7/01/2017 (i)                   17,500

   16,900    California State Economic Recovery Revenue Bonds,
             VRDN, Series C-1, 3.65% due 7/01/2023 (i)                   16,900

             California State, GO, MSTR, VRDN (i):
    2,850       Series SGA-7, 3.76% due 9/01/2018 (f)                     2,850
    3,050       Series SGA-39, 3.76% due 6/01/2014 (g)                    3,050
    2,990       Series SGA-40, 3.76% due 6/01/2013 (c)                    2,990
    2,975       Series SGA-72, 3.76% due 6/01/2017 (c)                    2,975

             California State, GO, Refunding, VRDN (i):
    4,560       FLOATS, Series 1320, 3.80% due 2/01/2033                  4,560
    8,960       MERLOTS, Series A-17, 3.77% due 2/01/2018 (a)             8,960
   40,250       MSTR, Series SGA-119, 3.80% due 9/01/2028 (c)            40,250
   24,170       MSTR, Series SGA-135, 3.80% due 12/01/2030 (a)           24,170
   36,355       MSTR, Series SGA-136, 3.80% due 12/01/2030 (d)           36,355
    5,205       PUTTERS, Series 806, 3.77% due 3/01/2013 (g)              5,205
    2,460       ROCS, Series II-R-622PB, 3.77% due 3/01/2034 (a)          2,460
    5,000       ROCS, Series II-R-624, 3.76% due 3/01/2034 (a)            5,000



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (continued)         CMA California Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

California (continued)

             California State, GO, VRDN (i):
 $  9,085       MERLOTS, Series B-45, 3.77% due 10/01/2029           $    9,085
    5,000       ROCS, Series II-R-623, 3.76% due 4/01/2031 (a)            5,000
   10,700       Series A-3, 3.60% due 5/01/2033                          10,700

    4,870    California State Public Works Board, Lease Revenue
             Bonds, PUTTERS, VRDN, Series 609, 3.77%
             due 11/01/2012 (c)(i)                                        4,870

    3,000    California State University, Revenue Refunding
             Bonds, PUTTERS, VRDN, Series 1435, 3.77%
             due 11/01/2013 (g)(i)                                        3,000

   34,030    California Statewide Communities Development
             Authority, COP, Refunding, FLOATS, VRDN, Series 909,
             3.74% due 8/15/2023 (g)(i)                                  34,030

             California Statewide Communities Development
             Authority, CP:
   24,400       3.50% due 10/13/2006                                     24,400
   20,000       3.47% due 11/14/2006                                     20,000

             California Statewide Communities Development
             Authority, M/F Housing Revenue Bonds, VRDN, AMT (i):
   10,000       (Canyon Creek Apartments), Series C, 3.67%
                due 6/15/2025 (e)                                        10,000
    6,420       (Hallmark Housing Apartments), Series ZZ,
                3.67% due 12/15/2036 (e)                                  6,420
    6,700       (Hermosa Vista Apartments), Series XX,
                3.67% due 5/15/2036 (e)                                   6,700
    4,200       (Kimberly Woods), Series B, 3.67%
                due 6/15/2025 (e)                                         4,200
   13,205       (Knolls at Green Valley), Series FF, 3.67%
                due 7/15/2036 (e)                                        13,205
   15,100       (Oakmont Chino Hills), Series P, 3.67%
                due 6/01/2036                                            15,100
   27,420       PUTTERS, Series 1358, 3.82% due 7/01/2011                27,420
    5,335       (Second Street Senior Apartments), Series TT,
                3.67% due 12/15/2036 (e)                                  5,335
    7,300       (Vineyard Creek LP), Series W, 3.67%
                due 12/01/2036                                            7,300

   17,150    California Statewide Communities Development
             Authority, M/F Revenue Bonds (Crossings Senior
             Apartments), VRDN, AMT, Series I, 3.70%
             due 7/15/2040 (i)                                           17,150

             California Statewide Communities Development
             Authority Revenue Bonds, VRDN (i):
   11,400       (Kaiser Permanente), Series A, 3.64%
                due 10/01/2013                                           11,400
    8,300       Series L, 3.64% due 4/01/2038                             8,300
   14,000       Series M, 3.64% due 4/01/2038                            14,000

   37,935    California Statewide Communities Development
             Authority, Revenue Refunding Bonds (University
             Retirement Community at Davis), VRDN, 3.80%
             due 11/15/2030 (h)(i)                                       37,935

   25,000    California Statewide Communities Development
             Authority, TRAN, Series A-1, 4.50% due 6/29/2007 (f)        25,164



     Face
   Amount    Municipal Bonds                                              Value

California (continued)

 $ 14,315    Carlsbad, California, M/F Housing Revenue Bonds
             (The Greens Apartments), VRDN, AMT, Series A,
             3.71% due 6/01/2046 (i)                                 $   14,315

    7,130    Contra Costa, California, Water District Water Revenue
             Refunding Bonds, FLOATS, VRDN, Series 850, 3.74%
             due 10/01/2019 (f)(i)                                        7,130

             Contra Costa County, California, M/F Housing
             Revenue Bonds, VRDN, AMT (i):
   14,500       (Creekview Apartments), Series B, 3.67%
                due 7/01/2036                                            14,500
   18,515       FLOATS, Series J, 3.80% due 3/09/2007                    18,515

   15,000    Eagle Tax-Exempt Trust, California State University,
             Revenue Refunding Bonds, VRDN, Series 2005-0082,
             Class A, 3.77% due 11/01/2035 (g)(i)                        15,000

   13,000    Eagle Tax-Exempt Trust, Los Angeles, California,
             Department of Water and Power Revenue
             Bonds, VRDN, Series 2006-0010 Class A, 3.77%
             due 7/01/2035 (f)(i)                                        13,000

   28,500    Eagle Tax-Exempt Trust, Los Angeles, California,
             Department of Water and Power, Waterworks
             Revenue Bonds, VRDN, Series 2006-0036 Class A,
             3.77% due 7/01/2030 (a)(i)                                  28,500

    4,800    Eagle Tax-Exempt Trust, Los Angeles, California,
             Unified School District, GO, VRDN, Series 2003-0043,
             Class A, 3.77% due 1/01/2028 (g)(i)                          4,800

    6,430    Eagle Tax-Exempt Trust, Sacramento County,
             California, Sanitation District Financing Authority
             Revenue Bonds, Series 2006-0023 Class A, 3.77%
             due 12/01/2035 (a)(i)                                        6,430

    9,900    Eagle Tax-Exempt Trust, San Diego, California,
             Community College District, GO, VRDN,
             Series 2006-0042 Class A, 3.77% due 5/01/2030 (f)(i)         9,900

    5,500    Eagle Tax-Exempt Trust, San Diego, California,
             Unified School District, GO, VRDN, Series 2006-0041
             Class A, 3.77% due 7/01/2029 (f)(i)                          5,500

    2,445    Eagle Tax-Exempt Trust, University of California,
             Revenue Refunding Bonds, VRDN, Series 2005-0006,
             Class A, 3.77% due 5/15/2033 (a)(i)                          2,445

   19,920    Eclipse Funding Trust, Solar Eclipse Certificates,
             California, GO, Refunding, VRDN, Series 2005-0004,
             3.73% due 6/01/2024 (g)(i)                                  19,920

   12,625    Eclipse Funding Trust, Solar Eclipse Certificates,
             California, Tax Allocation Refunding Bonds, VRDN,
             Series 2006-0044, 3.74% due 2/01/2015 (a)(i)                12,625

   28,805    Fillmore, California, Public Financing Authority,
             Revenue Refunding Bonds (Central City
             Redevelopment Project), Series A, 3.66%
             due 5/01/2031 (i)                                           28,805

    1,990    Fontana, California, Public Financing Authority, Tax
             Allocation Revenue Refunding Bonds, PUTTERS,
             VRDN, Series 707, 3.77% due 4/01/2013 (a)(i)                 1,990



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (continued)         CMA California Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

California (continued)

 $  8,930    Fresno, California, Airport Revenue Bonds, MERLOTS,
             VRDN, AMT, Series B2, 3.82% due 7/01/2030 (f)(i)        $    8,930

    4,685    Fresno, California, Water System Revenue Refunding
             Bonds, MSTR, VRDN, Series SGA 76, 3.76%
             due 6/01/2024 (c)(i)                                         4,685

    6,737    GS Pool Trust, California, FLOATS, VRDN, AMT,
             Series 34TP, 3.84% due 5/01/2047 (i)                         6,737

   11,431    Glendale, California, Hospital Revenue Refunding
             Bonds, FLOATS, VRDN, Series 590, 3.78%
             due 3/01/2014 (g)(i)                                        11,431

             Golden State Tobacco Securitization Corporation of
             California, Tobacco Settlement Revenue Refunding
             Bonds, VRDN (i):
   10,350       FLOATS, Series 72, 3.77% due 6/01/2038 (c)               10,350
    1,780       TOCS, Series Z-4, 3.80% due 12/13/2023 (a)                1,780
    2,500       TOCS, Series Z-5, 3.80% due 5/06/2022 (f)                 2,500

   19,430    Loma Linda, California, M/F Housing Revenue
             Refunding Bonds (Loma Linda Springs), VRDN, AMT,
             3.71% due 12/15/2031 (e)(i)                                 19,430

    1,790    Long Beach, California, Harbor Revenue Bonds,
             PUTTERS, VRDN, AMT, Series 730, 3.79%
             due 11/15/2012 (g)(i)                                        1,790

    3,000    Los Angeles, California, Department of Airports,
             Airport Municipal Trust Revenue Bonds, FLOATS,
             VRDN, Series SG 61, 3.79% due 5/15/2020 (i)                  3,000

    6,800    Los Angeles, California, Department of Water and
             Power, Revenue Refunding Bonds, ROCS, VRDN,
             Series II-R-4510, 3.76% due 7/01/2021 (g)(i)                 6,800

   30,000    Los Angeles, California, GO, TRAN, 4.50%
             due 6/29/2007                                               30,162

   18,324    Los Angeles, California, S/F Home Mortgage Revenue
             Bonds, VRDN, AMT, 4.53% due 12/01/2006 (i)                  18,324

             Los Angeles, California, Unified School District,
             VRDN, GO (i):
   16,198       FLOATS, Series 924, 3.74% due 7/01/2023 (f)              16,198
   10,615       ROCS, Series II-R-2219, 3.76% due 7/01/2023 (a)          10,615

   50,000    Los Angeles County, California, TRAN, Series A,
             4.50% due 6/29/2007                                         50,361

    3,800    Manteca, California, Redevelopment Agency,
             Subordinate Tax Allocation Refunding Bonds
             (Amended Merged Project Area), VRDN, 3.66%
             due 10/01/2042 (d)(i)                                        3,800

    8,485    Maywood, California, Public Financing Authority,
             Revenue Refunding Bonds, VRDN, Series A, 3.66%
             due 10/01/2034 (i)                                           8,485

   20,000    Milpitas, California, M/F Housing Revenue Bonds
             (Crossing at Montague), VRDN, AMT, Series A, 3.67%
             due 8/15/2033 (e)(i)                                        20,000

    7,435    Monrovia, California, Unified School District,
             GO, MSTR, VRDN, Series SGA 70, 3.76%
             due 8/01/2022 (g)(i)                                         7,435



     Face
   Amount    Municipal Bonds                                              Value

California (continued)

             Municipal Securities Trust Certificates, California, GO, Refunding, VRDN (i):
 $ 12,770       Series 2006-3005, Class A, 3.82%
                due 6/04/2014 (a)(j)                                 $   12,770
   11,370       Series 3002, Class A, 3.82% due 3/14/2024 (g)            11,370

             Municipal Securities Trust Certificates, California, GO,
             Class A, VRDN (i):
   24,550       Series 2000-97, 3.76% due 9/01/2016 (c)                  24,550
   20,860       Series 2001-118, 3.80% due 3/03/2009 (c)                 20,860
    9,085       Series 2005-241, 3.82% due 6/03/2022 (g)(j)               9,085
    8,215       Series 2006-249, 3.82% due 1/25/2016 (c)                  8,215
    5,765       Series 2006-255, 3.82% due 5/10/2023 (g)(j)               5,765
   19,735       Series 5007-BBT, 3.82% due 10/20/2025 (c)(j)             19,735
    7,940       Series 5008-BBT, 3.82% due 2/27/2027 (f)(j)               7,940
   10,945       Series 5009-BBT, 3.82% due 3/14/2022 (c)(j)              10,945
    9,305       Series 5010-BBT, 3.82% due 3/18/2025 (g)(j)               9,305

   11,945    Municipal Securities Trust Certificates, California,
             Revenue Bonds, VRDN, Series 2005-239, Class A,
             3.82% due 5/05/2027 (g)(i)                                  11,945

   29,220    Municipal Securities Trust Certificates, California,
             Revenue Refunding Bonds, VRDN, Series 2006-258,
             Class A, 3.82% due 1/12/2017 (a)(i)(j)                      29,220

   11,720 Municipal Securities Trust Certificates, California, Tax Allocation Refunding Bonds, VRDN, Series 2005-243,
             Class A, 3.76% due 10/02/2013 (f)(i)                        11,720

    9,760 Municipal Securities Trust Certificates, Kern, California, Community College, GO, VRDN, Series 3026, Class A,
             3.85% due 8/13/2019 (f)(i)                                   9,760

    2,435    Oakland, California, Sewer Revenue Bonds, PUTTERS,
             VRDN, Series 631, 3.77% due 6/15/2022 (f)(i)                 2,435

    6,335    Pittsburg, California, Redevelopment Agency, Tax
             Allocation Refunding Bonds, ROCS, VRDN,
             Series II-R-2070, 3.76% due 8/01/2020 (g)(i)                 6,335

   13,570    Port of Oakland, California, Port Revenue
             Bonds, MSTR, VRDN, Series SG 112, 3.79%
             due 11/01/2025 (i)                                          13,570

   15,870    Port of Oakland, California, Revenue Refunding
             Bonds, MERLOTS, VRDN, AMT, Series B-36, 3.82%
             due 11/01/2021 (c)(i)                                       15,870

    3,300    Riverside County, California, IDA, IDR (Universal
             Forest Products), VRDN, AMT, 3.80%
             due 8/01/2029 (i)                                            3,300

    5,100    Sacramento, California, City Financing Authority, Tax
             Allocation Revenue Bonds, TOCS, VRDN, Series Z-3,
             3.80% due 12/12/2025 (c)(i)                                  5,100

             Sacramento, California, Housing Authority, M/F
             Housing Revenue Bonds, VRDN, AMT (i):
   11,700       (Greenfair Apartments), Series G, 3.75%
                due 12/01/2030                                           11,700
   15,490       (Lofts at Natomas Apartments), Series F, 3.67%
                due 4/15/2036 (e)                                        15,490

    2,080    Sacramento, California, Municipal Utility District,
             Electric Revenue Bonds, PUTTERS, VRDN, Series 591,
             3.77% due 8/15/2011 (g)(i)                                   2,080



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (concluded)         CMA California Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

California (continued)

 $ 12,910    Sacramento, California, Municipal Utility District,
             Electric Revenue Refunding Bonds, FLOATS, VRDN,
             Series 748, 3.74% due 8/15/2028 (f)(i)                  $   12,910

    6,235    Sacramento County, California, COP, ROCS, VRDN,
             Series II-R-5007, 3.76% due 12/01/2023 (a)(i)                6,235

    3,230    Sacramento County, California, Sanitation District
             Financing Authority Revenue Bonds, ROCS, VRDN,
             Series II-R-504, 3.76% due 12/01/2035 (a)(i)                 3,230

    5,900    San Bernardino, California, Community College
             District, GO, FLOATS, VRDN, Series 76, 3.77%
             due 8/01/2031 (f)(i)                                         5,900

    7,000    San Diego, California, Sewer Revenue Bonds, FLOATS,
             VRDN, Series SG 14, 3.76% due 5/15/2020 (i)(j)               7,000

             San Diego, California, Unified Port District, CP:
   23,560       3.47% due 11/06/2006                                     23,560
   22,134       3.52% due 11/06/2006                                     22,134

   25,000    San Diego County and School District, California, GO,
             TRAN, Series B, 4.50% due 7/27/2007                         25,155

    5,980    San Diego County, California, COP (San Diego Jewish
             Academy), VRDN, 3.74% due 12/01/2028 (i)                     5,980

   17,835    San Francisco California Community College District
             Floaters-Series 1386, 3.74% due 6/15/2031 (f)(i)            17,835

    5,520    San Joaquin County, California, COP, ROCS, VRDN,
             Series II-R-2030, 3.76% due 4/01/2020 (g)(i)                 5,520

    2,800    San Joaquin Hills, California, Transportation
             Corridor Agency, Toll Road Revenue Bonds,
             PUTTERS, VRDN, Series 1409, 3.81%
             due 7/01/2016 (i)                                            2,800

    2,630    San Jose, California, Airport Revenue Refunding
             Bonds, ROCS, VRDN, Series II-R-2004, 3.76%
             due 3/01/2016 (f)(i)                                         2,630

             San Jose, California, M/F Housing Revenue Bonds,
             VRDN (i):
   12,000       (Carlton Homes), AMT, Series A, 3.71%
                due 10/15/2032 (e)                                       12,000
   26,400       (Siena Renaissance Square Apartments), 3.67%
                due 12/01/2029                                           26,400

    9,935    Santa Clara, California, Electric Revenue Refunding
             Bonds, MSTR, VRDN, Series SGA-75, 3.76%
             due 7/01/2027 (a)(i)                                         9,935



     Face
   Amount    Municipal Bonds                                              Value

California (concluded)

             Simi Valley, California, M/F Housing Revenue Bonds,
             VRDN (i):
 $ 12,500       (Parker Ranch Project), AMT, Series A, 3.67%
                due 7/15/2036 (e)                                    $   12,500
   12,000       (Shadowridge Apartments), 3.67%
                due 9/01/2019 (d)                                        12,000

   19,715    Turlock, California, Health Facility Revenue Refunding
             Bonds (Emanuel Medical Center, Inc.), COP, VRDN,
             Series B, 3.61% due 10/15/2034 (i)                          19,715

    2,625    University of California Revenue Bonds, ROCS, VRDN,
             Series II-R-3007, 3.76% due 9/01/2020 (f)(i)                 2,625

    9,200    Upland, California, Apartment Development Revenue
             Refunding Bonds (Mountain Springs-Issue A), VRDN,
             3.59% due 11/15/2028 (e)(i)                                  9,200

   20,000    Vernon, California, Natural Gas Financing Authority
             Revenue Bonds (Vernon Gas Project), VRDN, Series B,
             3.59% due 8/01/2021 (g)(i)                                  20,000

   27,645    Victorville, California, Joint Powers Financing Authority,
             Lease Revenue Bonds (Cogeneration Facility Project),
             VRDN, Series A, 3.67% due 5/01/2037 (i)                     27,645

   14,800    Whittier, California, Revenue Refunding Bonds
             (Whittier College), VRDN, 3.79% due 12/01/2033 (h)(i)       14,800


Puerto Rico--1.1%

    4,900    Municipal Securities Trust Certificates, Puerto Rico,
             Revenue Bonds, VRDN, Series 2000-107, Class A,
             3.72% due 5/19/2009 (f)(i)                                   4,900

    3,800    Puerto Rico Commonwealth, GO, FLOATS, VRDN,
             Series 1443, 3.77% due 7/01/2020 (b)(i)                      3,800

   10,500    Puerto Rico Commonwealth, Highway and
             Transportation Authority, Transportation Revenue
             Bonds, ROCS, VRDN, Series II-R-636CE, 3.78%
             due 8/30/2009 (i)                                           10,500

    8,400    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, MSTR, VRDN, Series SGA-43, 3.72%
             due 7/01/2022 (g)(i)                                         8,400

Total Investments (Cost--$2,487,656*)--99.4%                          2,487,656
Other Assets Less Liabilities--0.6%                                      15,340
                                                                     ----------
Net Assets--100.0%                                                   $2,502,996
                                                                     ==========


  * Cost for federal income tax purposes.

(a) AMBAC Insured.

(b) Assured Guaranty Insured.

(c) FGIC Insured.

(d) XL Capital Insured.

(e) FNMA Collateralized.

(f) FSA Insured.

(g) MBIA Insured.

(h) Radian Insured.

(i) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing markets rates.

(j) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments                    CMA Connecticut Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Connecticut--89.8%

             Bridgeport, Connecticut, GO, Refunding, VRDN (d):
 $  6,380       FLOATS, Series 936, 3.74% due 9/15/2023 (c)          $    6,380
    2,865       ROCS, Series II-R-182, 3.77% due 8/15/2016 (b)            2,865

             Connecticut State Development Authority, IDR,
             VRDN (d):
    2,860       (Cheshire CPL LLC), AMT, 3.74% due 12/01/2022             2,860
    1,530       (Reflexite Corporation Project), Series A, 3.74%
                due 8/01/2013                                             1,530
    1,655       (Reflexite Corporation Project), Series B, 3.74%
                due 8/01/2013                                             1,655

   10,300    Connecticut State Development Authority Revenue
             Bonds (Solid Waste Project--Rand-Whitney Container
             Board), VRDN, AMT, 3.78% due 8/01/2023 (d)                  10,300

             Connecticut State Development Authority, Water
             Facilities Revenue Refunding Bonds (Connecticut
             Water Company Project), VRDN, Series A (d):
    1,150       3.73% due 9/01/2028                                       1,150
    1,250       AMT, 3.76% due 7/01/2028                                  1,250

             Connecticut State, GO, PUTTERS, VRDN (d):
   11,000       Series 291, 3.76% due 11/15/2013 (c)                     11,000
    6,655       Series 320, 3.77% due 11/15/2020                          6,655

   15,320    Connecticut State, GO, ROCS, VRDN, Series II-R-6076,
             3.77% due 11/15/2022 (b)(d)                                 15,320

             Connecticut State, GO, Refunding (d):
    6,300       FLOATS, VRDN, Series 75, 3.78%
                due 6/01/2020 (a)                                         6,300
    3,625       FLOATS, VRDN, Series 515, 3.76%
                due 12/15/2013                                            3,625
    4,195       ROCS, Series RR-II-R-596, 3.77%
                due 6/01/2014 (e)                                         4,195
   12,000       Series D, 5% due 8/01/2007 (c)                           12,126

    7,605    Connecticut State, HFA, Housing Mortgage Financing
             Program Revenue Bonds, VRDN, AMT, Series A-2,
             3.75% due 5/15/2036 (a)(d)                                   7,605

             Connecticut State, HFA, Revenue Bonds (Housing
             Mortgage Finance Program), VRDN, AMT (d):
    8,225       Series D, 3.80% due 11/15/2024                            8,225
   10,000       Series D-3, 3.73% due 5/15/2033 (a)                      10,000
   10,000       Series F, 3.76% due 11/15/2035 (a)                       10,000
    7,700       Sub-Series A-4, 3.75% due 5/15/2035 (a)                   7,700
    5,700       Sub-Series E-5, 3.76% due 11/15/2035 (a)                  5,700

             Connecticut State, HFA, Revenue Refunding Bonds,
             VRDN, AMT (a)(d):
    5,510       (Housing Mortgage Finance Program),
                Sub-Series A-3, 3.75% due 5/15/2032                       5,510
   11,500       Sub-Series B-4, 3.74% due 5/15/2032                      11,500

    5,840    Connecticut State Health and Educational Facilities
             Authority (Ascension Health Credit), CP, Series B,
             3.68% due 11/15/2029                                         5,840

             Connecticut State Health and Educational Facilities
             Authority Revenue Bonds, VRDN (d):
    1,325       (Charlotte Hungerford), Series C, 3.70%
                due 7/01/2013                                             1,325
    9,700       FLOATS, Series 891, 3.76% due 7/01/2023 (b)               9,700
    2,550       FLOATS, Series 1353, 3.76% due 11/01/2033 (b)             2,550
    5,000       (Greater Hartford YMCA), Series A, 3.73%
                due 7/01/2032 (a)                                         5,000



     Face
   Amount    Municipal Bonds                                              Value

Connecticut (continued)

             Connecticut State Health and Educational Facilities
             Authority Revenue Bonds, VRDN (d) (continued):
 $  4,030       (Greenwich Adult Day Care), Series A, 3.73%
                due 7/01/2036                                        $    4,030
    5,300       (Greenwich Boys and Girls Club), Series A,
                3.74% due 7/01/2033                                       5,300
    7,165       (Greenwich Family YMCA), Series A, 3.73%
                due 7/01/2035                                             7,165
    5,000       (Hartford Hospital), Series B, 3.70%
                due 7/01/2030                                             5,000
   11,000       (Health Care Capital Asset), Series A-1, 3.70%
                due 7/01/2031                                            11,000
    1,920       (The Hotchkiss School), Series A, 3.72%
                due 7/01/2030                                             1,920
   10,585       (King & Low-Heywood Thomas School), Series A,
                3.74% due 7/01/2033                                      10,585
    5,120       (Klingberg Family Center), Series A, 3.70%
                due 7/01/2032                                             5,120
    7,000       (Lawrence & Memorial Hospital), Series E, 3.80%
                due 7/01/2034 (g)                                         7,000
    2,240       (Middlesex Hospital), Series J, 3.73%
                due 7/01/2026                                             2,240
    8,035       (Quinnipiac University), Series F, 3.80%
                due 7/01/2031 (g)                                         8,035
    6,505       (Rectory School), Series A, 3.74% due 7/01/2030           6,505
    2,560       (The Whitby School), Series A, 3.73%
                due 7/01/2021                                             2,560
    6,500       (University of New Haven), AMT, Series E, 3.73%
                due 7/01/2035                                             6,500

             Connecticut State Health and Educational Facilities
             Authority, Revenue Refunding Bonds, VRDN (d):
    2,200       (Kent School Corporation), Series C, 3.74%
                due 7/01/2030 (e)                                         2,200
    5,000       (Kingswood-Oxford School), Series B, 3.73%
                due 7/01/2030                                             5,000

             Connecticut State Health and Educational Facilities
             Authority (Yale University), CP:
    8,400       3.50% due 10/02/2006                                      8,400
   11,990       3.60% due 10/02/2006                                     11,990
   11,935       3.52% due 12/01/2006                                     11,935

   20,900    Connecticut State, IDA, New England Power, CP,
             3.68% due 10/11/2006                                        20,900

    3,110    Connecticut State Revenue Bonds, PUTTERS, VRDN,
             Series 1410, 3.77% due 7/01/2014 (d)                         3,110

   10,300    Connecticut State Special Assessment Revenue Bonds,
             3.78% due 11/15/2020 (d)                                    10,300

    3,400    Connecticut State, Special Tax Obligation Revenue
             Bonds (Transportation Infrastructure), VRDN, Second
             Lien, Series 1, 3.75% due 12/01/2010 (c)(d)                  3,400

    8,550    Danbury, Connecticut, GO, Refunding, BAN, 4.50%
             due 8/03/2007                                                8,604

    7,005    Eagle Tax-Exempt Trust, South Central Connecticut
             Regional Water Authority, Water System Revenue
             Refunding Bonds, VRDN, Series 2006-0075, Class A,
             3.78% due 8/01/2033 (d)(e)                                   7,005

   21,645    Hartford, Connecticut, Redevelopment Agency, M/F
             Mortgage Revenue Refunding Bonds (Underwood
             Tower Project), VRDN, 3.70% due 6/01/2020 (c)(d)            21,645



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (concluded)        CMA Connecticut Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Connecticut (concluded)

 $  7,500    Hartford County, Connecticut, Metropolitan District,
             GO, BAN, 4.50% due 3/15/2007                            $    7,528

   13,370    Lehman Municipal Trust Receipts, Connecticut State
             Housing, FLOATS, VRDN, Series 2006-P37U, 3.83%
             due 11/15/2036 (d)                                          13,370

   13,125    Meriden, Connecticut, GO, BAN, 4.50% due 8/03/2007          13,205

    6,785    Municipal Securities Trust Certificates Revenue
             Bonds, Connecticut AMT, Series 2001-128, Class A,
             3.80% due 3/30/2015 (b)(d)                                   6,785

    8,450    New Britain, Connecticut, GO, VRDN, 3.72%
             due 4/01/2013 (a)(d)                                         8,450

    3,605    New Canaan, Connecticut, Housing Authority
             Revenue Bonds (Village at Waveny Care Center),
             VRDN, 3.71% due 1/01/2022 (d)                                3,605

    9,000    Plainfield, Connecticut, BAN, 4.25% due 10/10/2006           9,002

    8,000    Regional School District Number 5, Connecticut, GO,
             BAN, 4.50% due 11/29/2006                                    8,016

    5,950    Trumball, Connecticut, GO, BAN, 4.25% due 9/11/2007          5,989



     Face
   Amount    Municipal Bonds                                              Value

Puerto Rico--9.4%

             Puerto Rico Commonwealth Highway and
             Transportation Authority (d):
 $  7,190       Highway Revenue Bonds, FLOATS, VRDN,
                Series 771, 3.74% due 7/01/2036 (e)                  $    7,190
    5,000       Transportation Revenue Bonds,
                ROCS-RR-II-R636CE, 3.76% due 8/30/2009                    5,000

   11,000    Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Obligation-Refunding Bonds, TOCS,
             Series 2, 3.74% due 10/01/2023 (d)                          11,000

   10,600    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, MSTR, VRDN, Series SGA-43, 3.72%
             due 7/01/2022 (d)(e)                                        10,600

             Puerto Rico Public Buildings Authority Revenue
             Refunding Bonds, FLOATS, VRDN (d)(f):
    5,826       Series 747D, 3.74% due 7/01/2017                          5,826
    7,329       Series 787, 3.74% due 7/01/2036                           7,329

Total Investments (Cost--$498,210*)--99.2%                              498,210
Other Assets Less Liabilities--0.8%                                       4,143
                                                                     ----------
Net Assets--100.0%                                                   $  502,353
                                                                     ==========


  * Cost for federal income tax purposes.

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(e) MBIA Insured.

(f) CIFG Insured.

(g) Radian Insured.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments                        CMA Florida Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Alabama--0.5%

 $  1,850    Decatur, Alabama, IDB, Solid Waste Disposal Revenue
             Bonds (Amoco Chemical Company Project), VRDN,
             3.83% due 5/01/2025 (h)                                 $    1,850


Alaska--2.0%

    7,000    Valdez, Alaska, Marine Terminal Revenue Refunding
             Bonds (BP Pipelines Inc. Project), VRDN, Series A,
             3.80% due 6/01/2037 (h)                                      7,000


Florida--93.6%

    2,750    Broward County, Florida, HFA, M/F Housing Revenue
             Bonds (Sailboat Bend Artist Lofts Project), VRDN,
             AMT, 3.87% due 4/15/2038 (h)                                 2,750

    2,400    Broward County, Florida, HFA, M/F Revenue Bonds
             (Sawgrass Pines Apartments Project), VRDN, AMT,
             Series A, 3.80% due 11/01/2023 (h)                           2,400

    6,100    Capital Trust Agency, Florida, M/F Housing Revenue
             Bonds (Portofino Villas Project), VRDN, Series A,
             3.75% due 4/15/2036 (e)(h)                                   6,100

    2,000    Collier County, Florida, IDA, IDR, Revenue Refunding
             Bonds, (Allete Inc., Project), VRDN, 3.79%
             due 10/01/2025 (h)                                           2,000

    6,165    Collier County, Florida, School Board, COP, PUTTERS,
             VRDN, Series 1406, 3.78% due 2/15/2014 (f)(h)                6,165

    8,000    Eagle Tax-Exempt Trust, Florida State Board of
             Education, GO, VRDN, Series 2005-3013, Class A,
             3.79% due 6/01/2033 (h)                                      8,000

             Eagle Tax-Exempt Trust, Miami-Dade County,
             Florida, Aviation Revenue Refunding Bonds, VRDN,
             AMT, Class A (h):
    2,475       Series 2006-0040, 3.82% due 10/01/2037 (d)                2,475
    4,950       Series 2006-0060, 3.82% due 10/01/2038 (j)                4,950

             Eclipse Funding Trust, Solar Eclipse Certificates,
             Florida (h):
    5,245       Series 2006-0035, 3.77% due 6/01/2034                     5,245
    7,995       Series 2006-0072, 3.77% due 8/01/2034                     7,995

    7,075    Flagler County, Florida, School Board, COP, MERLOTS,
             VRDN, Series D-01, 3.78% due 8/01/2023 (f)(h)                7,075

    1,399    Florida HFA, CP, 3.70% due 11/01/2006                        1,399

    1,825    Florida Housing Finance Corporation, M/F Housing
             Revenue Bonds (Stuart Pointe Apartments), VRDN,
             AMT, Series B-3, 3.80% due 4/01/2034 (h)                     1,825

             Florida Housing Finance Corporation, M/F Housing
             Revenue Refunding Bonds, VRDN (h):
    1,000       (Charleston Apartments), Series I-A, 3.74%
                due 7/01/2031                                             1,000
    5,780       (Island Club Apartments), Series A, 3.74%
                due 7/01/2031                                             5,780
    6,500       (Tuscany Lakes Apartments), AMT, Series 1, 3.82%
                due 11/15/2035 (e)                                        6,500



     Face
   Amount    Municipal Bonds                                              Value

Florida (continued)

             Florida Local Government Finance Commission, CP:
 $ 10,200       3.58% due 11/01/2006                                 $   10,200
    6,025       3.63% due 11/01/2006                                      6,025
   10,000       3.65% due 12/14/2006                                     10,000

    2,075    Florida State Board of Education, Capital Outlay, GO,
             VRDN, Series A, 5.125% due 6/01/2007 (h)(i)                  2,115

    2,275    Florida State Board of Education, Lottery Revenue
             Bonds, VRDN, Series C, 5.25% due 1/01/2007 (g)(h)            2,285

   11,678    Florida State Department of Environmental Protection,
             Preservation Revenue Bonds, FLOATS, VRDN,
             Series 722, 3.78% due 7/01/2022 (c)(h)                      11,677

    1,500    Florida State Department of Management Services,
             Revenue Refunding Bonds (Division of Facilities
             Management), ROCS, VRDN, Series II-R-4079, 3.78%
             due 9/01/2020 (a)(h)                                         1,500

    1,000    Florida State University Financial Assistance Inc.,
             Florida Educational and Athletic Facilities
             Improvement Revenue Bonds, MSTR, VRDN,
             Series SGB-44-A, 3.78% due 10/01/2031 (a)(h)                 1,000

    2,400    Gainesville, Florida, Utilities System, Revenue
             Refunding Bonds, VRDN, Series A, 3.81%
             due 10/01/2026 (h)                                           2,400

    2,050    Gulf Breeze, Florida, Local Government Loan
             Program Revenue Bonds, VRDN, Series C, 3.75%
             due 12/01/2015 (c)(h)                                        2,050

             Hillsborough County, Florida, Aviation Authority,
             Revenue Refunding Bonds, VRDN, AMT (h):
    4,869       FLOATS, Series 1060, 3.81% due 10/01/2018 (a)             4,869
    7,000       (Tampa International Airport), Series 2006-C,
                3.88% due 10/01/2026 (g)                                  7,000

             Hillsborough County, Florida, HFA, M/F Housing
             Revenue Bonds, VRDN, AMT (h):
    4,000       (Claymore Crossings Apartments), 3.80%
                due 12/15/2038                                            4,000
    4,000       (Lake Kathy Apartments), 3.80%
                due 12/15/2039                                            4,000

             Jacksonville, Florida, CP:
   12,455       3.54% due 10/06/2006                                     12,455
   10,000       3.62% due 10/06/2006                                     10,000

    3,000    Jacksonville, Florida, HFA, M/F Housing Revenue
             Bonds (Christine Cove Apartments), VRDN, AMT,
             3.81% due 9/15/2038 (h)                                      3,000

    8,585    Lee County, Florida, HFA, M/F Housing Revenue
             Refunding Bonds (Forestwood Apartments Project),
             VRDN, Series A, 3.73% due 6/15/2025 (e)(h)                   8,585

    1,675    Manatee County, Florida, School District, Sales Tax
             Revenue Bonds, VRDN, 4% due 10/01/2006 (a)(h)                1,675

    3,741    Marion County, Florida, IDA, M/F Housing Revenue
             Refunding Bonds (Chambrel Project), VRDN, 3.74%
             due 11/15/2032 (e)(h)                                        3,741

    6,385    Marion County, Florida, School Board, COP, MERLOTS,
             VRDN, Series D7, 3.78% due 6/01/2025 (a)(h)                  6,385



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (concluded)            CMA Florida Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Florida (continued)

             Miami-Dade County, Florida, Aviation Revenue
             Refunding Bonds, VRDN (h):
 $  2,050       FLOATS, Series 1415, 3.81% due 10/01/2038 (j)        $    2,050
    7,500       ROCS, AMT, Series II-R-525, 3.81%
                due 10/01/2037 (d)                                        7,500

   10,000    Miami-Dade County, Florida, CP, 3.70%
             due 10/02/2006                                              10,000

   12,125    Miami-Dade County, Florida, Expressway Authority,
             CP, 3.70% due 1/19/2007                                     12,125

   12,300    Miami-Dade County, Florida, IDA, Solid Waste
             Disposal Revenue Refunding Bonds (Florida Power
             and Light Company Project), VRDN, AMT, 3.85%
             due 2/01/2023 (h)                                           12,300

   10,000    Miami-Dade County, Florida, School District, TAN,
             4.50% due 6/28/2007                                         10,055

    1,965    Miami-Dade County, Florida, Special Obligation
             Revenue Bonds, TOCS, VRDN, Series Z-12, 3.81%
             due 5/15/2015 (g)(h)                                         1,965

    1,000    Miami-Dade County, Florida, Water and Sewer
             Revenue Refunding Bonds, VRDN, 3.74%
             due 10/01/2025 (f)(h)                                        1,000

   20,050    Orange County, Florida, HFA, M/F Housing Revenue
             Refunding Bonds (Smokewood/Sun Key Apartments),
             VRDN, Series A, 3.77% due 12/01/2022 (h)                    20,050

   11,330    Orange County, Florida, Health Facilities Authority
             Revenue Bonds (Presbyterian Retirement
             Communities), VRDN, Series B, 3.80%
             due 11/01/2035 (b)(h)                                       11,330

    4,495    Orlando-Orange County Expressway Authority,
             Florida, Expressway Revenue Bonds, ROCS, VRDN,
             Series II-R-9011, 3.78% due 7/01/2035 (h)                    4,495

      385    Palm Beach County, Florida, Revenue Bonds (Norton
             Gallery, Inc. Project), VRDN, 3.80% due 5/01/2025 (h)          385

   17,895    Palm Beach County, Florida, Special Purpose Facilities
             Revenue Bonds (Flight Safety Project), VRDN, AMT,
             3.78% due 6/01/2020 (h)                                     17,895

    3,940    Peace River/Manasota Regional Water Supply
             Authority, Florida Revenue Bonds, ROCS, VRDN,
             Series II-R-607PB, 3.80% due 10/01/2030 (h)                  3,940

    1,100    Sumter County, Florida, IDA, IDR, Revenue Bonds
             (Robbins Manufacturing Company Project), VRDN,
             3.85% due 4/01/2012 (h)                                      1,100

   13,090    Sunshine State Governmental Finance Commission,
             CP, 3.58% due 11/01/2006                                    13,090



     Face
   Amount    Municipal Bonds                                              Value

Florida (concluded)

 $  3,900    Tampa, Florida, Revenue Bonds (Volunteers of
             America Project), VRDN, 3.80% due 2/01/2025 (h)         $    3,900

    7,210    Tampa-Hillsborough County, Florida, Expressway
             Authority Revenue Refunding Bonds, FLOATS, VRDN,
             Series K13, 3.78% due 7/01/2023 (a)(h)                       7,210

    1,000    Volusia County, Florida, HFA, M/F Housing Revenue
             Refunding Bonds (Fishermans Landing Apartments),
             VRDN, 3.75% due 1/15/2032 (e)(h)                             1,000

    4,405    West Palm Beach, Florida, Utility System Revenue
             Bonds, ROCS, VRDN, Series II-R-621PB, 3.80%
             due 10/01/2034 (c)(h)                                        4,405


Louisiana--1.2%

    1,200    Calcasieu Parish, Louisiana, IDB, Environmental
             Revenue Refunding Bonds (Citgo Petroleum Corp.),
             VRDN, AMT, 3.83% due 3/01/2025 (h)                           1,200

             Saint Charles Parish, Louisiana, PCR, VRDN, AMT (h):
    2,595       (Shell Oil Company-Norco Project), 3.83%
                due 9/01/2023                                             2,595
      400       (Shell Oil Company Project), Series A, 3.83%
                due 10/01/2022                                              400


Massachusetts--0.1%

      300    Massachusetts State Development Finance Agency
             Revenue Bonds (Harvard University), VRDN, Series B-1,
             3.70% due 7/15/2036 (h)                                        300


Pennsylvania--1.1%

      400    Langhorne Manor Boro, Pennsylvania, Higher
             Education and Health Authority, Retirement Revenue
             Refunding Bonds (Wesley Enhanced Living), VRDN,
             Series A, 3.83% due 10/01/2032 (b)(h)                          400

    3,542    Venango, Pennsylvania, IDA, CP, 3.58%
             due 12/06/2006                                               3,542


Utah--0.4%

    1,350    Salt Lake County, Utah, PCR, Refunding (Service
             Station Holdings Project), VRDN, 3.80%
             due 2/01/2008 (h)                                            1,350

Total Investments (Cost--$351,053*)--98.9%                              351,053
Other Assets Less Liabilities--1.1%                                       3,899
                                                                     ----------
Net Assets--100.0%                                                   $  354,952
                                                                     ==========


  * Cost for federal income tax purposes.

(a) AMBAC Insured.

(b) Radian Insured.

(c) FGIC Insured.

(d) XL Capital Insured.

(e) FNMA Collateralized.

(f) FSA Insured.

(g) MBIA Insured.

(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(i) Pre-refunded.

(j) CIFG Insured.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments                  CMA Massachusetts Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Massachusetts--95.6%

 $  3,300    ABN AMRO MuniTops Certificates Trust,
             Massachusetts State School Building Authority
             Revenue Bonds, VRDN, Series 2005-34, 3.77%
             due 8/15/2013 (c)(e)                                    $    3,300

    5,000    Boston, Massachusetts, Water and Sewer Commission
             Revenue Bonds, FLOATS, VRDN, Series SG-75, 3.76%
             due 11/01/2019 (e)                                           5,000

    3,269    Clipper Tax-Exempt Trust, Massachusetts, VRDN, COP,
             Series 1998-8, 3.77% due 7/20/2007 (e)                       3,269

             Eagle Tax-Exempt Trust, Massachusetts State School
             Building Authority, Dedicated Sales Tax Revenue
             Bonds, VRDN, Class A (c)(e):
    3,000       Series 2006-0035, 3.79% due 8/15/2030                     3,000
    6,000       Series 2006-0092, 3.79% due 8/15/2030                     6,000

    4,000    Eagle Tax-Exempt Trust, Massachusetts State Special
             Obligation and Dedicated Tax Revenue Bonds, VRDN,
             Series 2004-0025, Class A, 3.79% due 1/01/2029 (b)(e)        4,000

    5,630    Eagle Tax-Exempt Trust, Massachusetts, Water
             Revenue Bonds, VRDN, Series 2103, 3.79%
             due 12/01/2015 (e)(f)                                        5,630

    2,300    Haverhill, Massachusetts, GO, BAN, 4.50%
             due 9/28/2007                                                2,320

    3,397    Lawrence, Massachusetts, GO, BAN, 4.50%
             due 12/22/2006                                               3,405

    4,090    Lowell, Massachusetts, GO, BAN, Series A, 4.25%
             due 9/21/2007                                                4,115

    3,000    Massachusetts Bay Transportation Authority, Revenue
             Refunding Bonds, FLOATS, VRDN, Series 431, 3.77%
             due 3/01/2019 (e)                                            3,000

    2,750    Massachusetts State Development Finance Agency,
             Assisted Living Facility Revenue Bonds (Whalers Cove
             Project), VRDN, Series A, 3.79% due 9/01/2034 (e)            2,750

             Massachusetts State Development Finance Agency, CP:
    7,600       (Nantucket Electric Co.), 3.63% due 11/14/2006            7,600
   12,812       (Massachusetts Development Program IV Issue),
                3.63% due 11/14/2006                                     12,812
    5,857       Revenue Notes, 3.55% due 12/11/2006                       5,857
    2,319       Revenue Notes, 3.55% due 12/12/2006                       2,319

             Massachusetts State Development Finance Agency,
             IDR, VRDN, AMT (e):
    2,000       (Cell Signaling Technology), 3.75%
                due 12/01/2010                                            2,000
    2,595       (Cleveland Motion Controls), 3.89%
                due 6/01/2021                                             2,595
    2,885       (Concord Foods Issue), 3.75% due 4/01/2021                2,885
    2,000       (Seafood Services Inc. Project), Series A, 3.79%
                due 12/01/2023                                            2,000
    3,545       (V&S Taunton Galvanizing), 3.89%
                due 12/01/2023                                            3,545
    1,195       (Ward Hill Central Products Inc.) 3.89%
                due 8/01/2016                                             1,195

    5,155    Massachusetts State Development Finance Agency,
             M/F Housing Revenue Bonds (Midway Studios Project),
             VRDN, AMT, Series A, 3.80% due 3/01/2034 (e)                 5,155



     Face
   Amount    Municipal Bonds                                              Value

Massachusetts (continued)

             Massachusetts State Development Finance Agency
             Revenue Bonds, VRDN (e):
 $  6,000       (Berkshire School Project), 3.76% due 9/01/2031      $    6,000
    5,000       (Boston College HS Issue), 3.77% due 8/01/2033            5,000
    3,465       (Brooksby Village Inc. Project), 3.75%
                due 7/01/2032                                             3,465
    1,705       (Fiba Technologies), AMT, 3.83% due 5/01/2023             1,705
    4,740       (Lesley University), 3.79% due 7/01/2033                  4,740
    1,500       (Melmark New England, Inc. Project), 3.74%
                due 7/01/2026                                             1,500
    4,200       (New Bedford Waste Services), AMT, 3.84%
                due 6/01/2021                                             4,200
    1,685       (New Jewish High School Project), 3.74%
                due 6/01/2032                                             1,685
    3,150       (Saint Peter-Marian Issue), 3.74% due 10/01/2032          3,150
    2,930       (Ursuline Academy Dedham), 3.74% due 5/01/2032            2,930
    1,000       (Walnut Hill School District), 3.74% due 7/01/2032        1,000
    2,760       (Xinetics Issue), AMT, 3.75% due 6/01/2021                2,760

             Massachusetts State Development Finance Agency,
             Revenue Refunding Bonds, VRDN (e):
    3,350       (Assumption College Project), 3.77%
                due 3/01/2032                                             3,350
    6,590       (Assumption College Project), Series A, 3.77%
                due 3/01/2032                                             6,590
    2,100       (Brandon Residential Treatment Center), 3.74%
                due 4/01/2028                                             2,100

    3,600    Massachusetts State Development Finance Agency,
             Senior Living Facilities Revenue Bonds (New
             England Deaconess Association), VRDN, 3.75%
             due 6/01/2034 (e)                                            3,600

    3,500    Massachusetts State Development Finance Agency,
             Solid Waste Disposal Revenue Bonds (Newark
             Group Project), VRDN, AMT, Series A, 3.75%
             due 7/01/2031 (e)                                            3,500

   12,000    Massachusetts State Development Finance Agency,
             Solid Waste Disposal Revenue Refunding Bonds
             (Newark Group Project), VRDN, AMT, Series A, 3.74%
             due 7/01/2028 (e)                                           12,000

             Massachusetts State, FLOATS, VRDN (e):
    8,810       Series 67, 3.77% due 8/01/2026                            8,810
    3,255       Series SG-126, 3.76% due 8/01/2018                        3,255

   10,050    Massachusetts State, GO (Central Artery), VRDN,
             Series A, 3.85% due 12/01/2030 (e)                          10,050

             Massachusetts State, GO, Refunding, VRDN (e):
    1,438       FLOATS, Series 716D, 3.77% due 8/01/2018 (d)              1,439
    7,000       FLOATS, Series 1015, 3.77% due 8/01/2021 (a)              7,000
    6,390       PUTTERS, Series 340, 3.77% due 1/01/2017 (d)              6,390
    4,995       ROCS, Series II-R-180, 3.78% due 11/01/2015 (b)           4,995

    2,790    Massachusetts State, GO, VRDN, Series O, 3.77%
             due 11/01/2014 (e)                                           2,790

    2,300    Massachusetts State, HFA, Housing Revenue
             Bonds, ROCS, VRDN, AMT, Series II-R-421, 3.80%
             due 7/01/2022 (c)(e)                                         2,300

    7,930    Massachusetts State HFA, Rental Housing Mortgage
             Revenue Refunding Bonds, VRDN, AMT, Series A,
             3.80% due 1/01/2043 (c)(e)                                   7,930



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (concluded)      CMA Massachusetts Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Massachusetts (continued)

 $  8,000    Massachusetts State Health and Educational
             Facilities Authority Harvard University, CP, 3.54%
             due 12/12/2006                                          $    8,000

    6,100    Massachusetts State Health and Educational
             Facilities Authority Revenue Bonds (Sherrill House
             Inc.), VRDN, Series A-1, 3.77% due 1/01/2032 (e)             6,100

    1,000    Massachusetts State Health and Educational
             Facilities Authority, Revenue Refunding Bonds
             (Partners Healthcare System), VRDN, Series D-4,
             3.72% due 7/01/2038 (e)                                      1,000

    6,950    Massachusetts State Industrial Finance
             Authority--New England Power, CP, 3.65%
             due 11/13/2006                                               6,950

             Massachusetts State Industrial Finance Agency,
             Industrial Revenue Bonds VRDN, AMT (e):
    1,770       (AFC Cable Systems Inc. Issue), 3.75%
                due 7/01/2016                                             1,770
    1,500       (BBB Esquire LLC), 3.76% due 12/01/2016                   1,500
    4,000       (Bodwell Project), 3.79% due 7/01/2017                    4,000
    3,400       (Constitution Project), 3.76% due 6/01/2018               3,400
      955       (Garlock Printing Corp.), 3.75% due 12/01/2017              955
    2,100       (Gem Group Inc. Issue), 3.75% due 7/01/2016               2,100
      730       (Insco Corporation Issue), 3.75% due 9/01/2008              730
    2,500       (OCT Co. Inc. Project), 3.76% due 12/01/2017              2,500
    1,500       (Tamasi Family Issue), 3.84% due 5/01/2013                1,500
    1,775       (Telcom USA Inc. Issue), 3.75% due 8/01/2016              1,775

    1,715    Massachusetts State Industrial Finance Agency,
             Industrial Revenue Refunding Bonds (New England
             Biolabs), VRDN, AMT, 3.79% due 3/01/2016 (e)                 1,715

             Massachusetts State Industrial Finance Agency
             Revenue Bonds VRDN (e):
    1,525       (Heritage at Dartmouth), AMT, 3.75%
                due 12/01/2028                                            1,525
    1,203       (Lower Mills Association II LP), 3.76%
                due 12/01/2020                                            1,203

             Massachusetts State Industrial Finance Agency,
             Revenue Refunding Bonds, VRDN (e):
    5,000       (Lightolier Inc. Project), 3.80% due 7/29/2010            5,000
    2,600       (Mount Ida College Issue), 3.79%
                due 12/01/2027                                            2,600

             Massachusetts State Industrial Finance Agency, Solid
             Waste Disposal Revenue Bonds (E.L. Harvey & Sons
             Inc.), VRDN, AMT (e):
    1,050       3.75% due 1/01/2011                                       1,050
    1,425       3.75% due 6/01/2013                                       1,425



     Face
   Amount    Municipal Bonds                                              Value

Massachusetts (concluded)

 $ 10,000    Massachusetts State Port Authority, CP, 3.62%
             due 12/13/2006                                          $   10,000

    4,965    Massachusetts State Special Obligation and
             Dedicated Tax Revenue Bonds, MERLOTS, VRDN,
             Series B19, 3.77% due 1/01/2028 (b)(e)                       4,965

    9,000    Massachusetts State Turnpike Authority, Metropolitan
             Highway System Revenue Bonds, FLOATS, VRDN,
             Series SG-124, 3.76% due 1/01/2029 (a)(e)                    9,000

    9,600    Massachusetts State Turnpike Authority, Metropolitan
             Highway System Revenue Refunding Bonds, FLOATS,
             VRDN, Series 334, 3.77% due 1/01/2037 (d)(e)                 9,600

             Massachusetts State Water Resources Authority,
             Revenue Refunding Bonds, VRDN (e):
    4,393       FLOATS, Series 742D, 3.77% due 8/01/2019 (c)              4,393
    2,000       Sub-Series D, 3.80% due 8/01/2017                         2,000

    1,931    Millis, Massachusetts, BAN, 4% due 10/04/2006                1,931

      340    Municipal Security Trust Certificates Revenue Bonds,
             Massachusetts State Port Authority, Special Facility,
             AMT, Series 2001-155, VRDN, Class A, 3.83%
             due 4/28/2016 (a)(e)                                           340

   11,494    New Bedford, Massachusetts, GO, BAN, 4%
             due 2/16/2007                                               11,513

    8,888    Old Rochester, Massachusetts, Regional School
             District, GO, BAN, 4.25% due 12/01/2006                      8,895

    9,100    Salem, Massachusetts, RAN, 3.75% due 11/01/2006              9,101

    1,400    Swansea, Massachusetts, GO, BAN, 4.25%
             due 9/14/2007                                                1,408

             University of Massachusetts Building Authority,
             Project Revenue Refunding Bonds, ROCS, VRDN (a)(e):
    8,635       Series II R-4522, 3.78% due 11/01/2020                    8,635
    3,470       Series II R-6016, 3.78% due 11/01/2015                    3,470


Puerto Rico--3.8%

    3,800    Puerto Rico Commonwealth, GO, FLOATS, VRDN,
             Series 1443, 3.77% due 7/01/2020 (e)(g)                      3,800

   10,330    Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Obligation Refunding Bonds, TOCS,
             VRDN, Series 2, 3.75% due 10/01/2023 (e)                    10,330

Total Investments (Cost--$374,165*)--99.4%                              374,165
Other Assets Less Liabilities--0.6%                                       2,424
                                                                     ----------
Net Assets--100.0%                                                   $  376,589
                                                                     ==========


  * Cost for federal income tax purposes.

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(g) Assured Guaranty Insured.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments                       CMA Michigan Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Michigan--95.6%

 $  6,910    ABN AMRO MuniTops Certificates Trust, Bay City,
             Michigan, School District, GO, VRDN, Series 2006-51,
             3.78% due 5/01/2014 (f)(g)                              $    6,910

      880    Battle Creek, Michigan, Housing Corporation,
             Housing Revenue Bonds, VRDN, Series 1997-A,
             3.81% due 2/01/2027 (g)                                        880

    2,205    Berrien County, Michigan, Economic Development
             Corporation Revenue Bonds (Arlington Corp. Project),
             VRDN, AMT, 3.85% due 9/01/2016 (g)                           2,205

    1,500    Cheboygan, Michigan, Area Schools, SAN, 4.25%
             due 6/29/2007                                                1,505

    3,575    Detroit, Michigan, City School District, GO,
             Refunding (MACON Trust), VRDN, Series J, 3.78%
             due 5/01/2028 (f)(g)                                         3,575

             Detroit, Michigan, Sewer Disposal Revenue Bonds,
             VRDN (g):
    3,500       FLOATS, Series 60, 3.78% due 7/01/2036 (c)                3,500
    5,985       FLOATS, Series 1182, 3.78% due 7/01/2029 (c)              5,985
    1,200       Senior Lien, Series B, 3.80% due 7/01/2033 (f)            1,200

    4,000    Eagle Tax-Exempt Trust, Wayne County, Michigan,
             Airport Authority Revenue Bonds, VRDN,
             AMT, Series 2006-0016, Class A, 3.82%
             due 12/01/2029 (b)(g)                                        4,000

    1,900    East Jordan, Michigan, Public Schools, SAN, 4.50%
             due 6/22/2007                                                1,908

    2,000    Essexville-Hampton, Michigan, Public Schools, SAN,
             4.25% due 5/31/2007                                          2,007

    2,250    Farwell, Michigan, Area Schools, SAN, 4.50%
             due 8/20/2007                                                2,262

    4,050    Fitzgerald, Michigan, Public School District,
             GO, PUTTERS, VRDN, Series 561, 3.78%
             due 11/01/2012 (a)(g)                                        4,050

    1,085    Genesee County, Michigan, Economic Development
             Corporation, Limited Obligation Revenue Bonds
             (Riegle Press Inc. Project), VRDN, AMT, 3.91%
             due 8/01/2015 (g)                                            1,085

    1,400    Grand Rapids, Michigan, Economic Development
             Corporation, Limited Obligation, EDR (Cornerstone
             University Project), VRDN, 3.76% due 5/01/2034 (g)           1,400

      440    Grand Rapids, Michigan, IDR (Custom Printers),
             VRDN, AMT, 3.91% due 7/01/2015 (g)                             440

      865    Grand Rapids, Michigan, IDR, Refunding
             (Etheridge Company Project), VRDN, AMT, 3.91%
             due 7/01/2009 (g)                                              865

    2,330    Holland Charter Township, Michigan, Economic
             Development Corporation, Limited Obligation
             Revenue Bonds (Chicago Mission 3A Hockey), VRDN,
             3.85% due 10/01/2028 (g)                                     2,330



     Face
   Amount    Municipal Bonds                                              Value

Michigan (continued)

 $  2,000    Jackson County, Michigan, Economic Development
             Corporation, Limited Obligation Revenue Bonds
             (American Tooling Center Project), VRDN, AMT,
             3.85% due 6/01/2011 (g)                                 $    2,000

    2,750    Kent Hospital Finance Authority, Michigan, Revenue
             Refunding Bonds (Spectrum Health), VRDN, Series C,
             3.74% due 1/15/2026 (b)(g)                                   2,750

    5,500    Macomb County, Michigan, Hospital Finance
             Authority, Hospital Revenue Refunding Bonds (Mount
             Clemens General Hospital), VRDN, Series A-1, 3.84%
             due 10/01/2020 (g)                                           5,500

      500    Marquette County, Michigan, Economic Development
             Corporation, Limited Obligation Revenue Bonds
             (Pioneer Labs Inc. Project), VRDN, AMT, Series A,
             3.98% due 6/01/2012 (g)                                        500

      125    Michigan Higher Education Facilities Authority, Limited
             Obligation Revenue Bonds (Davenport College of
             Business Project), VRDN, 3.81% due 3/01/2027 (g)               125

    2,400    Michigan Higher Education Student Loan Authority
             Revenue Bonds, FLOATS, VRDN, AMT, Series 1280,
             3.81% due 3/01/2030 (a)(g)                                   2,400

    6,500    Michigan Higher Education Student Loan Authority,
             Revenue Refunding Bonds, PUTTERS, VRDN, AMT,
             Series 238, 3.81% due 6/01/2019 (a)(g)                       6,500

    2,165    Michigan State Building Authority, Revenue
             Refunding Bonds, FLOATS, VRDN, Series 1478,
             3.80% due 10/15/2020 (c)(g)                                  2,165

    9,000    Michigan State, HDA, CP, 3.75% due 10/02/2006                9,000

    2,000    Michigan State, HDA, Limited Obligation Revenue
             Bonds (Woodland Meadows Project), VRDN, AMT,
             1.10% due 3/01/2013 (g)                                      2,000

    2,285    Michigan State, HDA, M/F Limited Obligation
             Revenue Bonds (Arbors), VRDN, AMT, Series A,
             3.80% due 9/01/2035 (g)                                      2,285

    4,500    Michigan State, HDA, Revenue Refunding Bonds,
             VRDN, AMT, Series B, 3.83% due 6/01/2030 (g)                 4,500

    3,200    Michigan State Hospital Finance Authority Revenue
             Bonds (North Ottawa Care Center, Inc. Project),
             VRDN, 3.76% due 5/01/2036 (g)                                3,200

             Michigan State Hospital Finance Authority, Revenue
             Refunding Bonds, VRDN (g):
    1,500       (Henry Ford Health System), Series A, 5%
                due 3/01/2007 (e)                                         1,507
    6,285       (Trinity Health Credit Group), Series E, 3.75%
                due 12/01/2030 (a)                                        6,285

    2,600    Michigan State Strategic Fund, CP, 3.63%
             due 10/02/2006                                               2,600

    2,240    Michigan State Strategic Fund, Limited Obligation,
             IDR (GNP Real Estate Project), VRDN, AMT, 3.80%
             due 7/01/2034 (g)                                            2,240



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (continued)           CMA Michigan Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Michigan (continued)

             Michigan State Strategic Fund, Limited Obligation
             Revenue Bonds, VRDN (g):
 $  1,900       (AACOA Extrusions Inc. Project), AMT, 3.85%
                due 2/01/2008                                        $    1,900
    1,700       (Alphi Manufacturing Inc. Project), AMT, 3.84%
                due 5/01/2019                                             1,700
    1,315       (Artex Label & Graphics), AMT, 3.90%
                due 12/01/2022                                            1,315
    1,170       (Automatic Handling Inc. Project), AMT, 3.91%
                due 7/01/2009                                             1,170
      225       (BBPV Project), AMT, Series A-2, 4.18%
                due 1/01/2014                                               225
      780       (Biewer of Lansing, LLC Project), AMT, 3.89%
                due 5/01/2019                                               780
    2,465       (C&M Manufacturing Corporation Inc. Project),
                AMT, 3.85% due 7/01/2014                                  2,465
      905       (Chambers Enterprises II Project), AMT, 3.91%
                due 11/01/2018                                              905
    1,065       (Cherry Central Co-operative Inc. Project), 3.91%
                due 11/01/2013                                            1,065
    2,200       (Drake Enterprises Inc. Project), AMT, 3.85%
                due 6/01/2015                                             2,200
    3,885       (Environmental Quality Company Project), AMT,
                3.91% due 5/01/2026                                       3,885
    2,845       (FMS Walker, LLC Project), AMT, 3.82%
                due 7/01/2029                                             2,845
    2,170       (Forest City Technologies), AMT, 3.86%
                due 9/01/2015                                             2,170
    1,800       (Glastender Inc. Project), AMT, 3.85%
                due 12/01/2010                                            1,800
    2,700       (Golden Keys Development LLC Project), AMT,
                3.85% due 3/01/2018                                       2,700
      675       (Imperial Metal Products Company Project), AMT,
                3.85% due 7/01/2020                                         675
      475       (Inalfa-Hollandia Inc. Project), AMT, 3.91%
                due 5/01/2016                                               475
    1,000       (Jo-Mar Family LLC/Troy Tube and Manufacturing
                Company Project), AMT, 3.82% due 12/01/2026               1,000
    1,980       (Karona Inc. Project), AMT, 3.86%
                due 12/01/2015                                            1,980
    1,560       (Kerkstra Precast Inc. Project), AMT, 3.91%
                due 5/01/2025                                             1,560
      735       (M&P Capital LLC Project), AMT, Series A, 3.82%
                due 6/01/2034                                               735
    1,050       (Merrill Tool Holdings Co. Project), AMT, Series A,
                3.91% due 6/01/2025                                       1,050
    1,700       (Merrill Tool Holdings Co. Project), AMT, Series B,
                3.91% due 6/01/2025                                       1,700
    1,755       (Morrell Inc. Project), AMT, 3.91%
                due 5/01/2022                                             1,755
    1,335       (Motor City Mold Inc. Project), AMT, 3.91%
                due 3/01/2021                                             1,335
      415       (Nuvar Properties LLC Project), AMT, 3.91%
                due 7/01/2026                                               415
    2,300       (Park Realty LLC), AMT, Series A, 3.91%
                due 9/01/2026                                             2,300
    2,245       (Partalis Properties Project), AMT, 3.92%
                due 10/01/2028                                            2,245
      800       (Pioneer Labs Inc. Project), AMT, 3.80%
                due 9/01/2012                                               800



     Face
   Amount    Municipal Bonds                                              Value

Michigan (continued)

             Michigan State Strategic Fund, Limited Obligation
             Revenue Bonds, VRDN (g) (concluded):
 $  7,055       (Pioneer Metal Finishing Project), AMT, 3.80%
                due 11/01/2008                                       $    7,055
    1,340       (RS Development LLC Project), AMT, 3.82%
                due 8/01/2023                                             1,340
    2,400       (Richwood Industries Inc. Project), AMT, 3.85%
                due 9/01/2030                                             2,400
    3,660       (Riverwalk Properties LLC Project), AMT, 3.91%
                due 8/01/2021                                             3,660
    4,000       (Skyway Precision, Inc. Project), AMT, 3.82%
                due 3/01/2023                                             4,000
      555       (TEI Investments LLC), AMT, 3.91%
                due 2/01/2022                                               555
      400       (Thermo-Forms, Inc. Project), AMT, 3.90%
                due 11/01/2023                                              400
    1,920       (Tim Properties LLC Project), AMT, 3.85%
                due 5/01/2025                                             1,920
      665       (Ultra Aluminum Manufacturing, Inc. Project),
                AMT, 3.82% due 7/01/2028                                    665
    3,700       (Universal Forest Products Project), AMT, 3.90%
                due 12/01/2022                                            3,700
    1,400       (Vector Investments LLC Project), AMT, 3.98%
                due 2/01/2020                                             1,400
    1,350       (Veri-Tek International Corporation Project), AMT,
                3.91% due 4/01/2026                                       1,350
    2,000       (WDKK Development LLC Project), AMT, 3.91%
                due 1/01/2024                                             2,000
      225       (Whitehall Industries), AMT, Series A-6, 4.18%
                due 1/01/2014                                               225
    1,855       (Zatkoff Properties Ltd. Project), AMT, 3.85%
                due 3/01/2024                                             1,855

             Michigan State Strategic Fund, Limited Obligation
             Revenue Refunding Bonds, VRDN (g):
    3,215       (Jedco Inc. Project), AMT, 4% due 11/01/2015              3,215
      410       (Premiere Packaging Inc. Project), 3.85%
                due 6/01/2017                                               410
    1,515       (Sintel, Inc. Project), AMT, 3.82% due 10/01/2030         1,515

    2,470    Michigan State Strategic Fund Revenue Bonds
             (Russell Investment Company Project), VRDN, AMT,
             3.82% due 5/01/2027 (g)                                      2,470

    2,800    Michigan State University, General Revenue Bonds,
             VRDN, 3.72% due 2/15/2034 (g)                                2,800

    7,300    Municipal Securities Trust Certificates, Detroit,
             Michigan, Sewage Disposal System, Revenue
             Refunding Bonds, VRDN, Series SGB-53-A, 3.78%
             due 7/01/2032 (f)(g)                                         7,300

    2,500    Municipal Securities Trust Certificates, Detroit,
             Michigan, Water Supply System Revenue
             Bonds, VRDN, Series 7012, Class A, 3.79%
             due 7/01/2034 (g)                                            2,500

    2,995    Municipal Securities Trust Certificates Revenue
             Refunding Bonds, Michigan, VRDN, Series 2001-166,
             Class A, 3.81% due 12/15/2021 (f)(g)                         2,995

   10,000    Northville, Michigan, Public Schools, SAN, 4.50%
             due 8/20/2007                                               10,055



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (concluded)           CMA Michigan Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Michigan (continued)

             Oakland County, Michigan, Economic Development
             Corporation, Limited Obligation Revenue Bonds,
             VRDN, AMT (g):
 $    500       (Easom Automation System Project), 3.85%
                due 11/01/2029                                        $     500
    2,300       (Schain Mold & Engineering), 3.85%
                due 4/01/2021                                             2,300

    3,075    Oakland County, Michigan, Economic Development
             Corporation, Limited Obligation Revenue Refunding
             Bonds (Pratt & Miller Engineering), VRDN, AMT,
             3.80% due 10/01/2029 (g)                                     3,075

    1,600    Rockford, Michigan, IDR, Limited Obligation
             (Alloy Exchange Project), VRDN, AMT, 3.85%
             due 9/01/2019 (g)                                            1,600

    2,690    Saginaw County, Michigan, Economic Development
             Corporation Revenue Bonds (Al-Fe Heat Treating
             Project), VRDN, AMT, 3.86% due 2/01/2010 (g)                 2,690

    1,645    Sanilac County, Michigan, Economic Development
             Revenue Bonds (Llink Technologies LLC Project),
             VRDN, AMT, 3.82% due 10/01/2028 (g)                          1,645

    3,500    University of Michigan Revenue Bonds, CP, 3.55%
             due 10/02/2006                                               3,500



     Face
   Amount    Municipal Bonds                                              Value

Michigan (concluded)

 $  2,500    University of Michigan, University Hospital Revenue
             Bonds, VRDN, Series B, 3.68% due 12/01/2025 (g)         $    2,500

      100    University of Michigan, University Hospital Revenue
             Refunding Bonds, VRDN, Series A, 2.90%
             due 12/01/2019 (g)                                             100

             Wayne County, Michigan, Airport Authority Revenue
             Bonds, AMT (b)(g):
    1,075       FLOATS, VRDN, Series 1327, 3.81%
                due 12/01/2026                                            1,075
    6,795       ROCS, Series II-R-442, 3.81% due 12/01/2029               6,795
    4,560       ROCS, VRDN, Series II-R-9009, 3.81%
                due 12/01/2034                                            4,560


U.S. Virgin Islands--3.8%

    9,725    Virgin Islands Public Finance Authority, Revenue
             Refunding Bonds, ROCS, VRDN, Series II-R-277,
             3.81% due 10/01/2024 (d)(g)                                  9,725

Total Investments (Cost--$252,664*)--99.4%                              252,664
Other Assets Less Liabilities--0.6%                                       1,536
                                                                     ----------
Net Assets--100.0%                                                   $  254,200
                                                                     ==========


  * Cost for federal income tax purposes.

(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) Radian Insured.

(e) Escrowed to maturity.

(f) FSA Insured.

(g) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments                     CMA New Jersey Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

New Jersey--97.5%

 $  7,220    ABN AMRO MuniTops Certificates Trust, New Jersey,
             GO, Refunding, Series 2004-17, 3.77%
             due 7/15/2011 (b)(i)                                    $    7,220

    9,995    ABN AMRO MuniTops Certificates Trust, New Jersey,
             Revenue Bonds, VRDN, Series 2005-46, 3.77%
             due 7/01/2013 (d)(i)                                         9,995

    8,875    Avalon Boro, New Jersey, GO, BAN, 4.50%
             due 5/23/2007                                                8,920

   20,235    Bergen County, New Jersey, Improvement Authority,
             Subordinate Special Purpose, Limited Obligation
             Revenue Bonds (Encap Golf Holdings, LLC Project),
             VRDN, AMT, Series C, 3.76% due 4/01/2025 (i)                20,235

    4,000    Bergen County, New Jersey, Improvement Authority,
             Subordinate Special Purpose, Limited Obligation
             Revenue Refunding Bonds (Encap Golf Holdings,
             LLC Project), VRDN, AMT, Series B, 3.74%
             due 11/01/2025 (i)                                           4,000

    3,695    Bordentown Township, New Jersey, GO, BAN, 4%
             due 11/02/2006                                               3,698

    2,165    Camden County, New Jersey, Improvement
             Authority, Special Revenue Bonds, VRDN, 3.78%
             due 9/01/2026 (i)                                            2,165

    5,860    Camden County, New Jersey, Municipal
             Utilities Authority, County Agreement Sewer
             Revenue Refunding Bonds, Series B, 4.50%
             due 7/15/2007 (d)(i)                                         5,904

    7,731    Carlstadt, New Jersey, GO, BAN, 4.25%
             due 2/02/2007                                                7,755

    3,800    Eagle Tax-Exempt Trust, New Jersey EDA, Revenue
             Refunding Bonds, VRDN, Series 2006-0038 Class A,
             3.78% due 9/01/2026 (a)(i)                                   3,800

    9,970    Eagle Tax-Exempt Trust, New Jersey, GO, VRDN,
             Series 94C-3005, 3.78% due 2/15/2007 (i)                     9,970

    8,425    Eagle Tax-Exempt Trust, New Jersey State Turnpike
             Authority, Turnpike Revenue Refunding Bonds,
             VRDN, Series 2003-0041, Class A, 3.78%
             due 1/01/2030 (a)(i)                                         8,425

   16,000    East Brunswick Township, New Jersey, GO, BAN,
             4.25% due 1/05/2007                                         16,038

   13,565    Garden State Preservation Trust, New Jersey, Open
             Space and Farmland Preservation, Revenue
             Refunding Bonds, FLOATS, Series RR, 3.77%
             due 1/19/2017 (f)(i)                                        13,565

    4,326    Hardyston Township, New Jersey, GO, BAN, 4.25%
             due 2/08/2007                                                4,339

    2,726    Hopatcong Boro, New Jersey, GO, BAN, 4.35%
             due 9/21/2007                                                2,746

   49,080    Hudson County, New Jersey, COP, MERLOTS, VRDN,
             Series A35, 3.77% due 12/01/2021 (b)(i)                     49,080

   15,185    Middlesex County, New Jersey, Improvement
             Authority, GO (Woodbridge Township Guaranteed
             Project Notes), 4.50% due 11/13/2006                        15,208



     Face
   Amount    Municipal Bonds                                              Value

New Jersey (continued)

 $  9,357    Morristown, New Jersey, GO, BAN, 4.25%
             due 9/26/2007                                           $    9,420

             Municipal Securities Trust Certificates, New Jersey,
             Revenue Bonds, Class A (a)(i):
   28,845       Series 2006-3007, 3.82% due 1/18/2022                    28,845
    7,190       Series 3023, 3.82% due 11/11/2030                         7,190

             New Jersey EDA, CP:
   25,300       3.66% due 10/02/2006                                     25,300
   15,000       3.55% due 12/06/2006                                     15,000

    5,730    New Jersey EDA, Dock Facility Revenue Refunding
             Bonds (Bayonne/IMTT Project), VRDN, Series C,
             3.77% due 12/01/2027 (i)                                     5,730

             New Jersey EDA, EDR, Refunding, VRDN (i):
    9,100       (Diocese of Metuchen Project), 3.69%
                due 9/01/2030                                             9,100
    5,400       (Jewish Community Foundation Metro West),
                3.76% due 12/01/2018                                      5,400

             New Jersey EDA, EDR, VRDN (i):
    5,400       (The Frisch School Project), 3.72%
                due 5/01/2036                                             5,400
    7,595       (MZR Real Estate LP Project), AMT, 3.81%
                due 12/01/2026                                            7,595
    3,825       (PB Tower & Metro Project), AMT, Series A, 3.94%
                due 11/01/2026                                            3,825
    1,910       (PB Tower & Metro Project), AMT, Series B, 3.94%
                due 11/01/2011                                            1,910
    7,445       (Wyckoff Family YMCA Inc. Project), 3.76%
                due 10/01/2023                                            7,445

    6,100    New Jersey EDA, First Mortgage Revenue Bonds
             (Lion's Gate Project), VRDN, Series C, 3.72%
             due 1/01/2020 (i)                                            6,100

   39,000    New Jersey EDA, Natural Gas Facilities Revenue
             Bonds (NUI Corporation Project), VRDN, AMT,
             Series A, 3.86% due 6/01/2026 (a)(i)                        39,000

             New Jersey EDA, Revenue Bonds, VRDN (i):
    1,900       (Accurate Box Co. Inc. Project), AMT, 3.81%
                due 11/01/2009                                            1,900
   14,685       (Applewood Estates Project), Series B, 3.65%
                due 10/01/2035                                           14,685
    9,825       (Applewood Estates Project), Series C, 3.65%
                due 10/01/2010                                            9,825
    3,725       (Cozzoli Enterprises LLC Project), AMT, 3.74%
                due 3/01/2022                                             3,725
    2,610       (Esarc, Inc. Project), 3.81% due 4/01/2029                2,610
    1,820       (Jewish Family Service), 3.81% due 2/01/2022              1,820
   21,975       MERLOTS, Series B-02, 3.77% due 6/15/2020 (b)            21,975
    3,535       (Ocean County YMCA Inc. Project), 3.81%
                due 9/01/2021                                             3,535
   12,100       (Presbyterian Homes), Series A, 3.73%
                due 4/01/2031                                            12,100
    4,915       (Presbyterian Homes), Series B, 3.74%
                due 12/01/2032                                            4,915
    3,375       ROCS, Series II-R-203, 3.77% due 6/15/2021 (a)            3,375
    3,090       (Urban League Project), 3.81% due 8/01/2019               3,090
    2,720       (YMCA of Montclair Project), 3.91%
                due 6/01/2022                                             2,720



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (continued)         CMA New Jersey Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

New Jersey (continued)

             New Jersey EDA, Revenue Refunding Bonds (i):
 $  3,100       FLOATS, VRDN, AMT, Series 78G, 3.84%
                due 1/01/2037                                        $    3,100
    4,400       ROCS, Series II-R-331, 3.77%
                due 12/15/2015 (d)                                        4,400

   19,400    New Jersey EDA, Special Facility Revenue Bonds
             (Port Newark Container LLC), VRDN, AMT, 3.77%
             due 7/01/2030 (i)                                           19,400

             New Jersey Health Care Facilities Financing Authority
             Revenue Bonds, VRDN (i):
   11,340       (Children's Specialized Hospital Project), Series B,
                3.70% due 7/01/2036                                      11,340
    4,999       FLOATS, Series 702, 3.79% due 7/01/2014 (b)               4,999
    9,356       FLOATS, Series 943, 3.76% due 7/01/2024 (d)               9,356
   11,925       FLOATS, Series 1157, 3.76% due 7/01/2025 (d)             11,925
    2,845       (Wiley Mission Project), 3.73% due 7/01/2029              2,845

    2,835    New Jersey Health Care Facilities Financing Authority,
             Revenue Refunding Bonds, FLOATS, Series 1163,
             3.78% due 7/01/2018 (e)(i)                                   2,835

             New Jersey State Educational Facilities Authority,
             Revenue Refunding Bonds, VRDN (i):
    8,620       (Centenary College), Series A, 3.74%
                due 10/01/2033                                            8,620
    6,135       FLOATS, Series 1419, 3.76% due 7/01/2036 (a)              6,135

   14,930    New Jersey State Highway Authority, Garden State
             Parkway General Revenue Refunding Bonds, PUTTERS,
             VRDN, Series 247, 3.78% due 1/01/2013 (d)(h)(i)             14,930

    7,000    New Jersey State Housing and Mortgage Finance
             Agency, M/F Revenue Refunding Bonds, VRDN, AMT,
             Series A, 3.75% due 5/01/2028 (f)(i)                         7,000

             New Jersey State Housing and Mortgage Finance
             Agency, S/F Housing Revenue Bonds, VRDN, AMT (i):
   25,000       Series Q, 3.75% due 4/01/2032                            25,000
    5,000       Series R, 3.75% due 4/01/2038                             5,000

   10,925    New Jersey State Housing and Mortgage Finance
             Agency, S/F Housing Revenue Refunding Bonds,
             VRDN, AMT, Series O, 3.78% due 10/01/2026 (i)               10,925

             New Jersey State Transit Corporation, COP, ROCS (i):
    5,315       Series II-R-3045, 3.77% due 9/15/2021 (d)                 5,315
    5,750       Series 15, 0.99% due 9/15/2009 (a)(g)                     5,750

             New Jersey State Transportation Trust Fund Authority
             Revenue Bonds (i):
    3,005       FLOATS, VRDN, Series 14Z, 3.80%
                due 12/15/2036 (a)                                        3,005
    7,405       FLOATS, VRDN, Series 963-D, 3.76%
                due 6/15/2025 (d)                                         7,405
    6,095       MERLOTS, Series A13, 3.77% due 6/15/2020 (b)              6,095
   16,490       PUTTERS, Series 332, 3.78% due 12/15/2015 (a)            16,490
    7,040       ROCS, Series II-R-4040, 3.77% due 6/15/2022 (f)           7,040



     Face
   Amount    Municipal Bonds                                              Value

New Jersey (continued)

             New Jersey State Transportation Trust Fund Authority,
             Revenue Refunding Bonds, FLOATS (f)(i):
 $  3,845       Series 1102, 3.76% due 12/15/2017                    $    3,845
    2,995       Series 1117, 3.76% due 12/15/2016                         2,995

   16,115    New Jersey State Turnpike Authority, Turnpike
             Revenue Bonds, GO, Refunding, ROCS,
             Series II-R-4032, 3.77% due 1/01/2021 (f)(i)                16,115

             New Jersey State Turnpike Authority, Turnpike
             Revenue Bonds, VRDN (f)(i):
   64,275       Series C-1, 3.70% due 1/01/2024                          64,275
   30,000       Series C-2, 3.70% due 1/01/2024                          30,000

   12,300    New Jersey State Turnpike Authority, Turnpike
             Revenue Refunding Bonds, VRDN, Series D, 3.69%
             due 1/01/2018 (d)(i)                                        12,300

    3,000    Northfield, New Jersey, GO, BAN, 4.50%
             due 12/15/2006                                               3,006

    4,345    Passaic County, New Jersey, Utilities Authority, Solid
             Waste System, Revenue Refunding Bonds, Series A,
             4.50% due 2/23/2007 (i)                                      4,362

   29,644    Passaic, New Jersey, GO, Refunding, BAN, 4.50%
             due 6/08/2007                                               29,828

    6,000    Piscataway Township, New Jersey, School District, GO,
             TAN, 4.35% due 8/29/2007                                     6,038

             Port Authority of New York and New Jersey, CP:
   16,815       3.51% due 10/06/2006                                     16,815
   11,920       3.59% due 11/01/2006                                     11,920

    1,755    Port Authority of New York and New Jersey, PUTTERS,
             AMT, Series 1089, 3.81% due 9/01/2013 (c)(i)                 1,755

             Port Authority of New York and New Jersey, Special
             Obligation Revenue Refunding Bonds (Versatile
             Structure Obligation), VRDN (i):
   52,450       AMT, Series 1R, 3.80% due 8/01/2028                      52,450
   95,800       AMT, Series 4, 3.76% due 4/01/2024                       95,800
   35,700       AMT, Series 6, 3.76% due 12/01/2017                      35,700
   15,250       Series 5, 3.75% due 8/01/2024                            15,250

    8,000    Rutherford, New Jersey, GO, TAN, 4.50%
             due 2/15/2007                                                8,022

    3,695    South Orange Village Township, New Jersey, GO,
             BAN, 4.35% due 9/13/2007                                     3,721

    7,874    South Plainfield, New Jersey, GO, BAN, 4.25%
             due 9/25/2007                                                7,926



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (concluded)         CMA New Jersey Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

New Jersey (concluded)

 $  3,000    Stafford Township, New Jersey, GAN, 4.50%
             due 6/29/2007                                           $    3,013

    5,930    University of Medicine and Dentistry of New
             Jersey, COP, ROCS, Series II-R-6510, 3.77%
             due 6/15/2024 (b)(i)                                         5,930

    1,417    Wycoff Township, New Jersey, BAN, 4.50%
             due 8/14/2007                                                1,427



     Face
   Amount    Municipal Bonds                                              Value

Puerto Rico--1.5%

 $  4,000    Puerto Rico Commonwealth, FLOATS, VRDN, Series
             PMD-8, 3.77% due 7/01/2026 (b)(i)                       $    4,000

   12,500    Puerto Rico Commonwealth, Highway and
             Transportation Authority, Transportation Revenue
             Bonds, ROCS-RR-II-R636CE, 3.76% due 8/30/2009 (i)           12,500

Total Investments (Cost--$1,104,501*)--99.0%                          1,104,501
Other Assets Less Liabilities--1.0%                                      10,605
                                                                     ----------
Net Assets--100.0%                                                   $1,115,106
                                                                     ==========


  * Cost for federal income tax purposes.

(a) AMBAC Insured.

(b) MBIA Insured.

(c) CIFG Insured.

(d) FGIC Insured.

(e) Radian Insured.

(f) FSA Insured.

(g) Prerefunded.

(h) Escrowed to maturity.

(i) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments                       CMA New York Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

New York--98.3%

 $  6,165    ABN AMRO MuniTops Certificates Trust, New
             York, GO, VRDN, Series 2006-32, 3.77%
             due 4/01/2014 (b)(g)(j)                                 $    6,165

             ABN AMRO MuniTops Certificates Trust, New York,
             Revenue Refunding Bonds, VRDN (j):
   23,340       Series 2002-10, 3.77% due 11/15/2010 (f)                 23,340
   12,930       Series 2004-24, 3.77% due 7/01/2012 (b)                  12,930

   10,000    Albany, New York, GO, RAN, 4.25% due 1/31/2007              10,017

    2,500    Albany, New York, IDA, IDR, Refunding (Albany
             Ventures Inc. Project), VRDN, 3.82%
             due 12/29/2010 (j)                                           2,500

    3,300    Alexandria Bay, New York, GO, BAN, 4.25%
             due 10/06/2006                                               3,301

    5,700    Amherst, New York, IDA, Civic Facility Revenue Bonds
             (Daemen College Project), VRDN, Series B, 3.79%
             due 10/01/2036 (j)(k)                                        5,700

    7,000    Ardsley, New York, Union Free School District, GO,
             BAN, Series A, 4% due 12/18/2006                             7,006

    7,634    Aurora, New York, GO, BAN, 4% due 7/25/2007                  7,635

    2,000    Avoca, New York, Central School District, GO, BAN,
             4.50% due 6/27/2007                                          2,010

    4,740    Babylon, New York, IDA, Residential Recovery
             Revenue Refunding Bonds (Ogden Martin Project),
             VRDN, 3.69% due 1/01/2019 (f)(j)                             4,740

    6,500    Brookhaven-Comsewogue Union Free School District,
             New York, GO, TAN, 4.50% due 6/27/2007                       6,536

   15,490    Broome County, New York, GO, BAN, 4.75%
             due 4/19/2007                                               15,576

   11,600    Camden, New York, Central School District, GO, BAN,
             4.50% due 3/23/2007                                         11,647

             Canandaigua, New York, City School District, GO:
    8,000       BAN, 4.50% due 7/05/2007                                  8,039
    5,000       RAN, 4.75% due 4/12/2007                                  5,029

   10,310    Carmel, New York, Central School District, GO, BAN,
             4.50% due 6/29/2007                                         10,357

    2,095    Cattaraugus County, New York, Development Agency,
             IDR (Gowanda Electronics Corporation), VRDN, AMT,
             Series A, 3.89% due 9/01/2021 (j)                            2,095

   20,000    Commack, New York, Union Free School District, GO,
             Refunding, BAN, 4.25% due 11/17/2006                        20,029

    3,430    Dutchess County, New York, IDA, Civic Facility
             Revenue Bonds (Trinity-Pawling School Corporation),
             VRDN, 3.75% due 10/01/2032 (j)                               3,430

             Eagle Tax-Exempt Trust, Metropolitan Transportation
             Authority, New York, Revenue Bonds, VRDN,
             Class A (j):
    5,000       Series 2003-0051, 3.78% due 11/15/2032 (e)                5,000
   11,780       Series 2006-0015, 3.78% due 11/15/2035 (b)               11,780

    5,095    Eagle Tax-Exempt Trust, New York City, New York,
             City IDA, Revenue Bonds, VRDN, Series 2006-0112,
             Class A, 3.77% due 3/01/2046 (e)(j)                          5,095



     Face
   Amount    Municipal Bonds                                              Value

New York (continued)

             Eagle Tax-Exempt Trust, New York State Thruway
             Authority, Revenue Refunding Bonds, GO, VRDN,
             Class A (f)(j):
 $ 14,235       Series 2006-0061, 3.78% due 1/01/2032                $   14,235
    6,900       Series 2006-0063, 3.78% due 1/01/2030                     6,900

             Eagle Tax-Exempt Trust, New York, VRDN (j):
   10,145       Series 2001-323, 3.78% due 4/01/2015                     10,145
   24,500       Series 983201, 3.78% due 4/01/2017                       24,500

    6,930    Eagle Tax-Exempt Trust, Port Authority of New
             York and New Jersey, Revenue Refunding Bonds,
             VRDN, Series 2006-0045, Class A, 3.81%
             due 5/01/2034 (b)(j)                                         6,930

    7,730    Eagle Tax-Exempt Trust, Revenue Refunding Bonds,
             New York, VRDN, Series 2002-6003, Class A, 3.78%
             due 11/15/2032 (f)(j)                                        7,730

    6,000    Eagle Tax-Exempt Trust, Triborough Bridge and
             Tunnel Authority, New York, Revenue Bonds,
             VRDN, Series 2003-0004, Class A, 3.78%
             due 11/15/2032 (e)(j)                                        6,000

    6,436    East Fishkill, New York, BAN, 4.50% due 8/07/2007            6,473

    8,220    East Irondequoit Central School District, New York,
             GO, BAN, 4% due 6/20/2007                                    8,226

    3,000    Eastport-South Manor Central School District, New
             York, GO, BAN, 4% due 10/05/2007                             3,014

             Erie County, New York, IDA, Civic Facility Revenue
             Bonds, VRDN (j):
    3,780       (Child and Family Services of Erie County), 3.82%
                due 6/01/2022                                             3,780
    1,360       (Claddagh Commission Inc. Project), 3.82%
                due 12/01/2015                                            1,360

   10,430    Erie County, New York, IDA, School Facility
             Revenue Bonds, TOCS, VRDN, Series J, 3.77%
             due 5/01/2012 (f)(j)                                        10,430

    1,755    GS Pool Trust, New York, FLOATS, VRDN, AMT,
             Series 55TP, 3.84% due 12/01/2047 (j)                        1,755

    9,325    Geneva, New York, GO, BAN, 4.50% due 5/24/2007               9,369

    4,200    Gorham-Middlesex Central School District, New York,
             GO, BAN, 4.375% due 8/02/2007                                4,221

    6,821    Gowanda, New York, Central School District, GO,
             BAN, 4.25% due 8/17/2007                                     6,849

    1,500    Greenport, New York, Union Free School District, GO,
             TAN, 4.50% due 6/27/2007                                     1,508

    3,800    Guilderland, New York, Central School District, GO,
             TAN, 4% due 10/27/2006                                       3,801

    2,355    Guilderland, New York, IDA, Civic Facility, Revenue
             Bonds (West Turnpike), VRDN, Series A, 3.82%
             due 4/01/2020 (j)                                            2,355

    4,760    Hamburg, New York, GO, BAN, 4.50% due 7/19/2007              4,786

   12,000    Hempstead, New York, Union Free School District,
             GO, TAN, 4.50% due 6/28/2007                                12,059

   16,000    Islip, New York, IDA, Industrial Revenue Bonds
             (Bayshore LLC Project), VRDN, AMT, 3.80%
             due 12/01/2029 (j)                                          16,000

    5,695    Lewiston, New York, GO, Refunding, BAN, 4%
             due 8/23/2007                                                5,710



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (continued)           CMA New York Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

New York (continued)

 $  2,376    Liverpool, New York, Central School District, GO,
             Refunding, BAN, 4.50% due 7/06/2007                     $    2,386

    4,000    Long Island Power Authority, New York, Electric
             System General Revenue Bonds, VRDN, Series E,
             3.68% due 12/01/2029 (f)(j)                                  4,000

             Long Island Power Authority, New York, Electric
             System Revenue Bonds, VRDN (j):
   29,835       FLOATS, Series 822-D, 3.76% due 9/01/2029 (c)            29,835
   11,200       Series H, 3.70% due 12/01/2029 (f)                       11,200
   39,755       Sub-Series 3A, 3.70% due 5/01/2033                       39,755
    1,300       Sub-Series 3B, 3.55% due 5/01/2033                        1,300
    1,100       Sub-Series 7-B, 3.70% due 4/01/2025 (b)                   1,100

   22,375    Long Island Power Authority, New York, Electric
             System Revenue Refunding Bonds, FLOATS, VRDN,
             Series 339, 3.76% due 12/01/2026 (g)(j)                     22,375

    9,200    Mattituck-Cutchogue, New York, Union Free School
             District, GO, TAN, 4% due 6/29/2007                          9,223

    2,380    Metropolitan Transportation Authority, New York,
             Dedicated Tax Fund Revenue Bonds, VRDN, Series A,
             4% due 11/15/2006 (j)                                        2,381

   10,530    Metropolitan Transportation Authority, New
             York, Dedicated Tax Fund, Revenue Refunding
             Bonds, FLOATS, VRDN, Series 639, 3.78%
             due 11/15/2010 (f)(j)                                       10,530

             Metropolitan Transportation Authority, New York, GO,
             VRDN (j):
   21,070       Sub-Series A-1, 3.69% due 11/01/2034 (c)                 21,070
   16,310       Sub-Series A-3, 3.69% due 11/01/2034 (i)                 16,310

             Metropolitan Transportation Authority, New York,
             Revenue Bonds, VRDN (j):
   25,000       FLOATS, Series 823D, 3.76% due 11/15/2023 (f)            25,000
   19,925       FLOATS, Series 848-D, 3.76% due 11/15/2021 (e)           19,925
    9,745       MERLOTS, Series A12, 3.68% due 11/15/2022 (f)             9,745
    7,975       PUTTERS, Series 816, 3.78% due 5/15/2013 (a)              7,975
    6,765       ROCS, Series II-R-594PB, 3.77% due 11/15/2033 (a)         6,765

             Metropolitan Transportation Authority, New York,
             Revenue Refunding Bonds, VRDN (j):
    2,595       FLOATS, Series 1448, 3.87% due 11/15/2031                 2,595
   10,450       ROCS, Series II-R-557, 3.77% due 11/15/2022 (e)          10,450
    5,800       Series D-1, 3.69% due 11/01/2029 (f)                      5,800
   17,890       Series D-2, 3.69% due 11/01/2032 (f)                     17,890

    5,720    Milo, New York, Sewer System Improvements, GO,
             BAN, 3.50% due 11/22/2006                                    5,720

   10,000    Monroe County, New York, GO, BAN, 4.75%
             due 7/18/2007                                               10,060

    1,700    Monroe County, New York, IDA, Civic Facility
             Revenue Refunding Bonds (Al Sigl Center for
             Rehabilitation Agencies, Inc. Project), VRDN, 3.83%
             due 12/01/2034 (j)                                           1,700

      855    Monroe County, New York, IDA, Revenue Bonds
             (Coopervision Project), VRDN, 3.89% due 1/01/2012 (j)          855

    4,500    Montauk, New York, Union Free School District, GO,
             TAN, 4.25% due 6/27/2007                                     4,523

    4,500    Mount Pleasant, New York, Central School District,
             GO, TAN, 4% due 11/28/2006                                   4,503



     Face
   Amount    Municipal Bonds                                              Value

New York (continued)

 $ 10,000    Nanuet, New York, Union Free School District, GO,
             BAN, 3.75% due 1/19/2007                                $   10,006

    7,800    Nassau County, New York, IDA, Civic Facility Revenue
             Refunding and Improvement Bonds (Cold Spring
             Harbor), VRDN, 3.77% due 1/01/2034 (j)                       7,800

   12,500    Nassau County, New York, IDA, Revenue Bonds
             (Clinton Plaza Senior Housing Project), VRDN, 3.74%
             due 9/01/2034 (j)                                           12,500

    6,900    New Rochelle, New York, City School District, GO,
             TAN, 4.375% due 6/29/2007                                    6,931

   19,510    New York City, New York, City Housing Development
             Corporation, M/F Mortgage Revenue Refunding
             Bonds (The Crest Project), VRDN, Series A, 3.74%
             due 12/01/2036 (j)                                          19,510

             New York City, New York, City Housing Development
             Corporation, M/F Rental Housing Revenue Bonds,
             VRDN, Series A (j):
   13,100       AMT, 3.80% due 8/15/2032 (d)                             13,100
   14,065       (Armory Place LLC), AMT, 3.80%
                due 3/15/2033 (d)                                        14,065
   19,700       (Brittany Development), AMT, 3.80%
                due 6/15/2029 (d)                                        19,700
   26,550       (Carnegie Park), 3.70% due 11/15/2019 (d)                26,550
    8,055       (Lyric Development), AMT, 3.79%
                due 11/15/2031 (d)                                        8,055
   11,620       (Monterey), 3.70% due 11/15/2019 (d)                     11,620
   10,000       (One Columbus Place Development), AMT, 3.81%
                due 11/15/2028 (d)                                       10,000
   31,900       (Tribeca Towers), AMT, 3.75% due 11/15/2019 (d)          31,900
   18,600       (West 43rd Street Development), AMT, 3.79%
                due 4/15/2029 (d)                                        18,600
   35,400       (West 89th Street Development), AMT, 3.75%
                due 11/15/2029                                           35,400
   32,000       (West End Towers), AMT, 3.79%
                due 5/15/2034 (d)                                        32,000

   17,200    New York City, New York, City Housing Development
             Corporation, Residential Mortgage Revenue
             Bonds (East 17th Street), VRDN, Series A, 3.78%
             due 1/01/2023 (j)                                           17,200

             New York City, New York, City IDA, Civic Facility
             Revenue Bonds, VRDN (j):
    3,200       (Allen-Stevenson School Project), 3.78%
                due 12/01/2034                                            3,200
    2,305       (Federation of French Alliances in the United
                States Project), 3.83% due 2/01/2035                      2,305
    1,565       (Hewitt School Project), 3.78% due 12/01/2034             1,565
    3,000       (Spence-Chapin, Services to Families and Children
                Project), 3.78% due 12/01/2036                            3,000

    6,300    New York City, New York, City IDA, Civic Facility
             Revenue Refunding Bonds (Brooklyn Heights
             Montessori School Project), VRDN, 3.76%
             due 1/01/2027 (j)                                            6,300

   25,000    New York City, New York, City IDA, Liberty Revenue
             Bonds (FC Hanson Office Associates LLC Project),
             VRDN, 3.73% due 12/01/2039 (j)                              25,000

    9,000    New York City, New York, City IDA, Special Facility
             Revenue Bonds (Air Express International Corporation
             Project), VRDN, AMT, 3.77% due 7/01/2024 (j)                 9,000



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (continued)           CMA New York Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

New York (continued)

             New York City, New York, City Municipal Water
             Finance Authority, CP:
 $ 35,000       3.65% due 10/05/2006                                 $   35,000
   15,000       3.65% due 10/13/2006                                     15,000
   25,000       3.57% due 11/06/2006                                     25,000

   29,100    New York City, New York, City Municipal Water
             Finance Authority, Water and Sewer System
             Revenue Bonds, MSTR, VRDN, SGB-25, 2.01%
             due 6/15/2007 (b)(h)(j)                                     29,100

             New York City, New York, City Municipal Water
             Finance Authority, Water and Sewer System Revenue
             Refunding Bonds, VRDN (j):
   10,881       FLOATS, Series 1352, 3.76% due 6/15/2035                 10,881
    5,105       MSTR, Series SGB-27, 3.76% due 6/15/2024 (f)              5,105
    4,000       MSTR, Series SGB 65-A, 3.76% due 6/15/2024 (f)            4,000
   15,205       PUTTERS, Series 622, 3.78% due 6/15/2012 (a)             15,205
   26,880       Series F-2, 3.71% due 6/15/2033                          26,880

    4,800    New York City, New York, City Municipal Water
             Finance Authority, Water and Sewer System, Second
             General Resolution Revenue Refunding Bonds,
             Series AA-1, 3.70% due 6/15/2032 (j)                         4,800

             New York City, New York, City Transitional Finance
             Authority, Future Tax Secured Revenue Bonds,
             VRDN (j):
   16,715       Series A-2, 3.72% due 11/15/2027                         16,715
    3,500       Series C, 3.44% due 5/01/2028                             3,500

             New York City, New York, City Transitional Finance
             Authority Revenue Bonds, VRDN (j):
   14,835       FLOATS, Series 536, 3.76% due 5/01/2015 (b)              14,835
    5,900       Future Tax Secured, Series A, 3.70% due 2/15/2030         5,900
    6,600       Future Tax Secured, Series A-1, 3.70%
                due 11/15/2022                                            6,600
    3,150       Future Tax Secured, Series A-1, 3.70%
                due 11/15/2028                                            3,150
   26,960       (New York City Recovery), Series 1, Sub-Series 1A,
                3.72% due 11/01/2022                                     26,960
    5,550       (New York City Recovery), Series 1, Sub-Series 1B,
                3.70% due 11/01/2022                                      5,550
      335       (New York City Recovery), Series 1, Sub-Series 1D,
                3.77% due 11/01/2022                                        335
   11,460       (New York City Recovery), Series 3, Sub-Series 3G,
                3.72% due 11/01/2022                                     11,460
    3,150       ROCS, Series II-R-2052, 3.77% due 2/01/2022 (b)           3,150
    3,760       ROCS, Series II-R-2054, 3.78% due 2/01/2020 (b)           3,760
    1,100       Sub-Series 2A, 3.75% due 11/01/2022                       1,100
    4,200       Sub-Series 2C, 3.70% due 11/01/2022                       4,200

   10,200    New York City, New York, City Transitional Finance
             Authority, Revenue Refunding Bonds (New York City
             Recovery), VRDN, Series 3, Sub-Series 3-H, 3.92%
             due 11/01/2022 (j)                                          10,200

             New York City, New York, GO, VRDN (j):
    5,175       FLOATS, Series 1446, 3.81% due 4/01/2025                  5,175
    3,580       FLOATS, Series 1447, 3.81% due 6/01/2024                  3,580
    5,000       MSTR, Series SGB-36, 3.74% due 6/01/2022 (a)              5,000
    5,485       PUTTERS, Series 1299, 3.78% due 4/01/2014 (f)             5,485
    2,000       PUTTERS, Series 1318, 3.78% due 6/01/2013 (a)             2,000
   30,000       ROCS, Series II-R-251A, 3.78% due 12/15/2033             30,000
   10,890       ROCS, Series II-R-4563, 3.77% due 8/01/2022 (c)          10,890
    6,860       Series F-4, 3.72% due 2/15/2020                           6,860



     Face
   Amount    Municipal Bonds                                              Value

New York (continued)

             New York City, New York, GO, VRDN (j) (concluded):
 $  4,200       Series F-5, 3.72% due 2/15/2016                      $    4,200
   11,850       Series J, Sub-Series J-2, 3.75% due 2/15/2016            11,850
    2,800       Sub-Series A-3, 3.72% due 8/01/2031                       2,800
    4,150       Sub-Series A-4, 3.78% due 8/01/2022                       4,150
    1,600       Sub-Series A-4, 3.80% due 8/01/2023                       1,600
   14,700       Sub-Series A-6, 3.68% due 8/01/2031                      14,700
    2,520       Sub-Series A-9, 3.70% due 8/01/2018                       2,520
    5,000       Sub-Series C-3, 3.72% due 8/15/2029 (c)                   5,000
   11,000       Sub-Series E-3, 3.72% due 8/01/2034                      11,000
    1,300       Sub-Series H-2, 3.05% due 1/01/2036                       1,300
   31,015       Sub-Series H-6, 3.74% due 3/01/2034                      31,015

             New York City, New York, GO, VRDN, Refunding, (j):
   11,345       PUTTERS, Series 914, 3.77% due 2/01/2013 (e)             11,345
    1,825       PUTTERS, Series 1341, 3.78% due 2/01/2014 (b)             1,825
   10,415       Series A, 4.50% due 8/01/2007                            10,491
   13,340       Series B, 4.25% due 2/01/2007                            13,371
   13,715       Sub-Series C-2, 3.72% due 8/01/2020                      13,715
   14,400       Sub-Series C-4, 3.68% due 8/01/2020                      14,400
   31,550       Sub-Series C-5, 3.69% due 8/01/2020                      31,550
   12,100       Sub-Series G-3, 3.68% due 8/01/2014                      12,100

    5,590    New York City, New York, IDA, Civic Facility Revenue
             Bonds (Heart Share Human Services), VRDN, Series A,
             3.76% due 7/01/2021 (j)                                      5,590

    2,390    New York City, New York, Jay Street Development
             Corporation, Court Facility, Lease Revenue Bonds
             (Jay Street Project), VRDN, Series A-1, 3.70%
             due 5/01/2022 (j)                                            2,390

    9,600    New York, New York, GO, VRDN, Sub-Series B-9,
             3.75% due 8/15/2023 (j)                                      9,600

   14,634    New York State Commander of General Services
             Revenue Bonds (People of the State of New York),
             VRDN, 3.78% due 9/01/2021 (j)                               14,634

   18,285    New York State Dormitory Authority, Mental Health
             Facilities Improvement Revenue Refunding Bonds,
             VRDN, Series F-2B, 3.73% due 2/15/2021 (f)(j)               18,285

             New York State Dormitory Authority, Mental Health
             Services Revenue Bonds, VRDN (j):
    2,800       Sub-Series D-2E, 3.69% due 2/15/2031                      2,800
   37,850       Sub-Series D-2G, 3.69% due 2/15/2031                     37,850
   15,000       Sub-Series D-2H, 3.69% due 2/15/2031                     15,000

             New York State Dormitory Authority, Revenue Bonds,
             VRDN (j):
    6,900       FLOATS, Series 894, 3.76% due 7/01/2027 (b)               6,900
    8,145       MERLOTS, Series B30, 3.77% due 3/15/2027 (e)              8,145
    6,505       (Pratt Institute), 3.79% due 7/01/2034 (k)                6,505
    4,690       (Teresian Housing Corporation), 3.74%
                due 7/01/2033                                             4,690

   26,165    New York State Dormitory Authority, Revenue
             Refunding Bonds, FLOATS, VRDN, Series 1155, 3.76%
             due 5/15/2022 (a)(j)                                        26,165

    3,000    New York State Energy Research and Development
             Authority, Facilities Revenue Bonds (Consolidated
             Edison Company of New York, Inc. Project), VRDN,
             AMT, Sub-Series C-3, 3.78% due 11/01/2039 (j)                3,000

   14,000    New York State, GO, VRDN, Series A, 3.60%
             due 1/16/2007 (j)                                           14,000



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (continued)           CMA New York Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

New York (continued)

             New York State HFA, Housing Revenue Bonds, VRDN,
             Series A (j):
 $ 31,900       (100 Maiden Lane Project), 3.75%
                due 11/01/2037                                       $   31,900
   12,150       (363 West 30th Street), AMT, 3.79%
                due 11/01/2032                                           12,150
    3,400       (West 33rd Street Housing), AMT, 3.79%
                due 11/15/2036 (d)                                        3,400
   33,700       (West 43rd Street), AMT, 3.80% due 11/01/2034            33,700
    9,850       (West 43rd Street), AMT, Series A, 3.80%
                due 11/01/2034                                            9,850

    4,885    New York State, HFA, M/F Housing Revenue Bonds,
             VRDN, Series A, 3.77% due 11/01/2028 (a)(j)                  4,885

             New York State, HFA, M/F Revenue Bonds, VRDN,
             Series A (d)(j):
    5,000       (750 6th Ave), 3.78% due 5/15/2031                        5,000
    5,600       (Kew Gardens Hills), AMT, 3.75% due 5/15/2036             5,600

             New York State, HFA, Revenue Bonds, VRDN, AMT (j):
    8,350       (1500 Lexington Associates LLC), Series A,
                3.75% due 5/15/2034 (d)                                   8,350
   28,600       (1501 Lex Associates LP), Series A, 3.75%
                due 5/15/2032 (d)                                        28,600
   10,545       (Biltmore Tower Project), Series A, 3.78%
                due 5/15/2034 (d)                                        10,545
   28,830       (Chelsea Apartments), Series A, 3.75%
                due 11/15/2036 (d)                                       28,830
   12,000       (Gethsemane Apartments), Series A, 3.75%
                due 5/15/2033 (d)                                        12,000
   12,000       (Saxony Housing), Series A, 3.80% due 5/15/2030          12,000
   13,000       (Talleyrand Crescent), 3.83% due 5/15/2028 (d)           13,000
   54,400       (Tribeca), Series A, 3.75% due 11/15/2029 (d)            54,400
   32,600       (Tribeca Pointe LLC), Series A, 3.75%
                due 5/15/2029 (d)                                        32,600
   10,800       (Victory Housing), Series A, 3.75%
                due 11/01/2033                                           10,800

             New York State, HFA, Service Contract Revenue
             Refunding Bonds, VRDN (j):
    7,400       Series C, 3.72% due 3/15/2026                             7,400
   19,100       Series D, 3.72% due 3/15/2026                            19,100
    6,500       Series G, 3.75% due 3/15/2028                             6,500

       83    New York State Local Government Assistance
             Corporation Revenue Bonds, VRDN, Series B, 3.65%
             due 4/01/2025 (j)                                               83

             New York State Power Authority, GO, VRDN (j):
    4,770       3.60% due 3/01/2007                                       4,770
    1,230       3.60% due 3/01/2016                                       1,230

   10,565    New York State Thruway Authority, Highway and
             Bridge Trust Fund, General Revenue Bonds, PUTTERS,
             VRDN, Series 1098, 3.78% due 7/01/2013 (f)(j)               10,565

             New York State Thruway Authority, Highway and
             Bridge Trust Fund, Revenue Refunding Bonds,
             VRDN (a)(j):
    9,170       PUTTERS, Series 1047, 3.78% due 4/01/2013                 9,170
    3,000       ROCS, Series II-R-458, 3.77% due 4/01/2020                3,000
    7,545       ROCS, Series II-R-5012, 3.77% due 4/01/2019               7,545

    9,000    Newburgh, New York, City School District, GO, RAN,
             4.375% due 6/22/2007                                         9,043

    4,765    Newburgh, New York, GO, BAN, Series A, 4%
             due 9/13/2007                                                4,781



     Face
   Amount    Municipal Bonds                                              Value

New York (continued)

 $ 17,746    Niagara-Wheatfield, New York, Central School
             District, GO, BAN, 4.50% due 2/15/2007                  $   17,804

   11,950    North Greenbush, New York, GO, BAN, 4.75%
             due 4/20/2007                                               12,020

    3,000    North Syracuse, New York, Central School District,
             GO, RAN, 4.50% due 6/22/2007                                 3,015

    3,240    Ogdensburg, New York, GO, BAN, 4% due 8/24/2007              3,248

    1,950    Onondaga County, New York, IDA, IDR (Peregrine
             International LLC Project), VRDN, AMT, 3.74%
             due 5/01/2022 (j)                                            1,950

   10,200    Onondaga County, New York, IDA, Solid Waste
             Disposal Facility Revenue Refunding Bonds
             (Solvay Paperboard Project), VRDN, AMT, 3.83%
             due 7/01/2023 (j)                                           10,200

    3,400    Ontario County, New York, IDA, Civic Facility Revenue
             Bonds (Friends of the Finger Lakes Performing
             Arts Center, Inc. Project), VRDN, Series A, 3.78%
             due 12/01/2036 (j)                                           3,400

    1,700    Oswego County, New York, IDA, Civic Facility Revenue
             Bonds (O H Properties Inc. Project), VRDN, Series A,
             3.84% due 6/01/2024 (j)                                      1,700

    5,210    Port Authority of New York and New Jersey, CP,
             3.55% due 10/06/2006                                         5,210

    3,100    Rockland County, New York, GO, BAN, Series B, 4%
             due 4/26/2007                                                3,105

   10,700    Rockland County, New York, GO, Refunding, TAN,
             4.50% due 3/22/2007                                         10,748

             Rockland County, New York, IDA, Civic Facility
             Revenue Bonds (Dominican College Project), VRDN (j):
    6,855       Series A, 3.77% due 7/01/2035                             6,855
    3,060       Series B, 3.77% due 7/01/2035                             3,060

    9,645    Rockland County, New York, IDA, Civic Facility
             Revenue Refunding Bonds (Dominican College
             Project), VRDN, Series A, 3.77% due 5/01/2034 (j)            9,645

   10,000    Rome, New York, City School District, GO, BAN,
             4.50% due 6/22/2007                                         10,044

    9,000    Sachem Central School District (Holbrook), New York,
             GO, BAN, 4.50% due 6/27/2007                                 9,047

    7,000    Schenectady, New York, City School District, GO, RAN,
             4.50% due 7/31/2007                                          7,036

    5,390    Sherburne-Earleville Centennial School District of
             New York, GO, BAN, 4.50% due 2/08/2007                       5,412

   19,500    South Huntington, New York, Union Free School
             District, GO, TAN, 4.25% due 6/29/2007                      19,600

    4,000    Southampton, New York, Union Free School District,
             GO, TAN, 4.375% due 6/27/2007                                4,018

    3,000    Southold, New York, Union Free School District, GO,
             TAN, 4.50% due 6/29/2007                                     3,017

    4,920    Suffolk County, New York, IDA, Solid Waste
             Disposal Facility, Revenue Refunding Bonds (Ogden
             Martin Systems), ROCS, VRDN, AMT, 3.99%
             due 10/01/2006 (a)(j)                                        4,920

    6,500    Syracuse, New York, GO, RAN, Series C, 4.25%
             due 6/29/2007                                                6,535



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (concluded)           CMA New York Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

New York (continued)

             Tobacco Settlement Financing Corporation of New
             York Revenue Bonds, VRDN (j):
 $  7,420       PUTTERS, Series 648, 3.78% due 6/01/2011 (a)         $    7,420
    2,910       ROCS, Series II-R-2034, 3.78% due 6/01/2020 (a)           2,910
    9,000       Series B-1, 4% due 6/01/2007                              9,018

    3,900    Triborough Bridge and Tunnel Authority, New York,
             General Purpose Revenue Refunding Bonds, VRDN,
             Series B, 3.70% due 1/01/2032 (a)(j)                         3,900

    6,600    Triborough Bridge and Tunnel Authority, New York,
             General Revenue Refunding Bonds, VRDN,
             Sub-Series B-2, 3.74% due 1/01/2032 (j)                      6,600

             Triborough Bridge and Tunnel Authority, New York,
             Revenue Bonds, VRDN (a)(j):
    7,055       PUTTERS, Series 342, 3.78% due 11/15/2020                 7,055
    2,040       ROCS, Series II-R-2013, 3.77% due 11/15/2021              2,040

             Triborough Bridge and Tunnel Authority, New York,
             Revenue Refunding Bonds, VRDN (b)(j):
    9,915       MERLOTS, Series B03, 3.77% due 11/15/2020                 9,915
   14,425       MERLOTS, Series B13, 3.77% due 11/15/2021                14,425
   14,060       PUTTERS, Series 304, 3.78% due 11/15/2018                14,060
    5,315       ROCS, Series II-R-1032, 3.77% due 11/15/2021              5,315

             Triborough Bridge and Tunnel Authority, New York,
             Special Obligation Revenue Refunding Bonds,
             VRDN (f)(j):
   10,000       Series A, 3.72% due 1/01/2031                            10,000
    1,525       Series C, 3.70% due 1/01/2031                             1,525
    2,600       Series D, 3.70% due 1/01/2031                             2,600

             TSASC, Inc., New York, Revenue Refunding Bonds,
             ROCS, VRDN (j):
    1,000      Series II-R-513CE, 3.78% due 6/01/2034                     1,000
    5,600      Series II-R-519CE, 3.77% due 6/01/2042                     5,600

    2,500    Union Endicott, New York, Central School District, GO,
             BAN, Series B, 4.50% due 7/18/2007                           2,511

    1,591    Victor, New York, Central School District, GO,
             Refunding, BAN, 4% due 10/05/2007                            1,598

   10,000    Watertown, New York, Enlarged City School District,
             GO, BAN, 4.50% due 7/13/2007                                10,048



     Face
   Amount    Municipal Bonds                                              Value

New York (concluded)

 $  3,000    Waterville, New York, Central School District, GO,
             BAN, 4.25% due 3/22/2007                                $    3,006

    2,000    Waverly, New York, Central School District, GO, RAN,
             4.50% due 6/29/2007                                          2,009

    3,500    West Genesee, New York, Central School District, GO,
             RAN, 4% due 11/17/2006                                       3,502

    4,500    Westchester County, New York, IDA, Civic Facility
             Revenue Refunding Bonds (Northern Westchester
             Hospital), VRDN, 3.77% due 11/01/2024 (j)                    4,500

   12,000    William Floyd Union Free School District of Mastics-
             Moriches-Shirley, New York, GO, TAN, 4.50%
             due 6/29/2007                                               12,057

    3,550    Williamson, New York, Central School District, GO,
             BAN, 4.50% due 7/13/2007                                     3,568

    1,500    Yonkers, New York, IDA, Revenue Bonds, MERLOTS,
             VRDN, Series A01, 3.82% due 7/01/2042 (j)                    1,500


Puerto Rico--1.2%

    6,395    Municipal Securities Trust Certificates, Puerto Rico,
             GO, VRDN, Series 2002-199, Class A, 3.72%
             due 1/25/2016 (b)(j)                                         6,395

    4,695    Municipal Securities Trust Certificates, Puerto Rico,
             Revenue Bonds, VRDN, Series 2000-107, Class A,
             3.72% due 5/19/2009 (f)(j)                                   4,695

    4,550    Puerto Rico Municipal Finance Agency Revenue
             Bonds, FLOATS, VRDN, Series 805, 3.74%
             due 8/01/2027 (f)(j)                                         4,550

   12,682    Puerto Rico Public Buildings Authority Revenue
             Refunding Bonds, FLOATS, VRDN, Series 747D, 3.74%
             due 7/01/2017 (c)(j)                                        12,682

    3,397    Puerto Rico Public Finance Corporation Revenue
             Bonds, FLOATS, VRDN, Series 919, 3.74%
             due 8/01/2026 (c)(j)                                         3,397

Total Investments (Cost--$2,492,020*)--99.5%                          2,492,020
Other Assets Less Liabilities--0.5%                                      11,476
                                                                     ----------
Net Assets--100.0%                                                   $2,503,496
                                                                     ==========


  * Cost for federal income tax purposes.

(a) AMBAC Insured.

(b) MBIA Insured.

(c) CIFG Insured.

(d) FNMA Collateralized.

(e) FGIC Insured.

(f) FSA Insured.

(g) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(h) Prerefunded.

(i) XL Capital Insured.

(j) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(k) Radian Insured.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments                 CMA North Carolina Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

North Carolina--97.6%

 $  1,500    Alamance County, North Carolina, Industrial
             Facilities and Pollution Control Financing Authority,
             IDR (Millender Project), VRDN, AMT, 3.85%
             due 12/01/2020 (e)                                      $    1,500

    1,200    Buncombe County, North Carolina, Industrial
             Facilities and Pollution Control Financing Authority
             Revenue Refunding Bonds (Industrial Development
             Alliance), VRDN, AMT, 3.94% due 8/01/2009 (e)                1,200

    1,230    Carrboro, North Carolina, BAN, 4.25% due 3/14/2007           1,234

    2,450    Chapel Hill University, North Carolina, Hospital
             Revenue Refunding Bonds, VRDN, Series B, 3.80%
             due 2/15/2031 (e)                                            2,450

    1,200    Charlotte-Mecklenburg Hospital Authority, North
             Carolina, Health Care System Revenue Refunding
             Bonds (Carolinas Healthcare System), VRDN, Series B,
             3.60% due 1/15/2026 (e)                                      1,200

    4,110    Charlotte, North Carolina, Airport Revenue Refunding
             Bonds, VRDN, Series A, 3.73% due 7/01/2016 (b)(e)            4,110

    1,200    Durham County, North Carolina, Public Improvement,
             GO, VRDN, Series B, 4% due 6/01/2007 (e)                     1,204

    1,345    Gaston County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (Marlatex Corporation Project), VRDN, AMT, 3.90%
             due 6/01/2015 (e)                                            1,345

             Guilford County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR, VRDN,
             AMT (e):
    2,800       (High Point Textiles Auxiliaries), Refunding,
                3.85% due 6/01/2012                                       2,800
    3,100       (Nat Sherman Building LLC), 3.95%
                due 3/01/2022                                             3,100
      700       (Neal Manufacturing), 3.79% due 11/01/2013                  700
    1,800       (Ornamental Products), 3.79% due 12/01/2014               1,800
    2,300       (Snider Tire Inc.), 3.85% due 10/01/2019                  2,300

   10,015    Halifax County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority Revenue
             Bonds, Exempt Facilities (Westmoreland), VRDN,
             3.87% due 12/01/2019 (e)                                    10,015

      500    Harnett County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (Edwards Brothers Inc. Project), VRDN, AMT, 3.85%
             due 1/01/2007 (e)                                              500

    2,980    Lee County, North Carolina, Industrial Facilities and
             Pollution Control Financing Authority, IDR (Lee Central
             LLC Project), VRDN, AMT, 3.85% due 12/01/2023 (e)            2,980

    1,935 Lincoln County, North Carolina, Industrial Facilities and Pollution Control Financing Authority, IDR (Packaging
             NC Project), VRDN, 3.86% due 10/01/2013 (e)                  1,935

    4,410    Little River Water District, North Carolina, BAN,
             4.50% due 3/28/2007                                          4,424

    9,000    Martin County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (Penco Products Project), VRDN, AMT, 3.91%
             due 9/01/2022 (e)                                            9,000



     Face
   Amount    Municipal Bonds                                              Value

North Carolina (continued)

             Mecklenburg County, North Carolina, Industrial
             Facilities and Pollution Control Financing Authority,
             Industrial Revenue Bonds, VRDN, AMT (e):
  $   400       (Ferguson Supply and Box Manufacturing),
                3.88% due 8/01/2010                                   $     400
    4,350       (Southern Steel Company LLC Project), 3.80%
                due 3/02/2015                                             4,350

   14,115    Municipal Securities Trust Certificates, North
             Carolina, GO, VRDN, Series 138, Class A, 3.77%
             due 3/16/2015 (e)                                           14,115

    2,500    North Carolina Agriculture Finance Authority,
             Agriculture Development Revenue Bonds
             (Albemarle Cotton Growers), VRDN, AMT, 3.85%
             due 7/01/2014 (e)                                            2,500

    6,810    North Carolina Agriculture Finance Authority,
             Agriculture Development Revenue Refunding Bonds
             (Harvey Fertilizer and Gas Project), VRDN, AMT,
             3.85% due 6/01/2016 (e)                                      6,810

             North Carolina Eastern Municipal Power Agency,
             Power System Revenue Refunding Bonds (a)(e):
    1,307       MERLOTS, VRDN, Series 955-D, 3.78%
                due 1/01/2018                                             1,306
    5,000       ROCS, Series II-R-484, 3.78% due 1/01/2020                5,000
    3,415       VRDN, Series G, 3.77% due 1/01/2018                       3,415

    3,600    North Carolina Educational Facilities Finance Agency,
             Revenue Bonds (Duke University Project), VRDN,
             Series B, 3.70% due 12/01/2021 (e)                           3,600

             North Carolina HFA, Home Ownership Revenue
             Bonds, VRDN, AMT (e):
    6,000       MERLOTS, Series B12, 3.83% due 7/01/2037                  6,000
    1,240       Series 15-C, 3.80% due 7/01/2032 (d)                      1,240
    4,400       Series 17-C, 3.80% due 7/01/2033                          4,400
    7,800       Series 18-C, 3.80% due 1/01/2035                          7,800

    9,650    North Carolina Medical Care Commission, Health
             Care Facilities Revenue Bonds (Novant Health Group),
             VRDN, Series A, 3.74% due 11/01/2034 (e)                     9,650

    3,500    North Carolina Medical Care Commission, Health
             Care Facilities, Revenue Refunding Bonds (Duke
             University Health System), VRDN, Series C, 3.73%
             due 6/01/2028 (e)                                            3,500

             North Carolina Medical Care Commission, Hospital
             Revenue Bonds, VRDN (e):
    2,500       (Moses H. Cone Memorial Health System),
                Series A, 3.70% due 10/01/2035                            2,500
      900       (Moses H. Cone Memorial Health System),
                Series B, 3.70% due 10/01/2035                              900
    5,300       (Pooled Equipment Financing Project), ACES,
                3.78% due 12/01/2025 (b)                                  5,300

    4,225    North Carolina Medical Care Commission, Retirement
             Facilities Revenue Refunding Bonds (Aldersgate
             Project), VRDN, 3.85% due 1/01/2031 (e)                      4,225

    4,335    North Carolina Municipal Power Agency Number 1,
             Catawba Electric Revenue Bonds, ROCS,
             Series II-R-211, 3.78% due 1/01/2020 (b)(e)                  4,335



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (concluded)     CMA North Carolina Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

North Carolina (continued)

 $  3,715    North Carolina State Educational Assistance Authority,
             Revenue Refunding Bonds (Guaranteed Student Loan),
             VRDN, AMT, Series A-2, 3.80% due 9/01/2035 (a)(e)       $    3,715

    2,220    North Carolina State, GO, PUTTERS, VRDN, Series
             1400, 3.78% due 6/01/2014 (e)                                2,220

    3,470    North Carolina State, Public Improvement, GO, VRDN,
             Series A, 4.50% due 3/01/2007 (e)                            3,482

    1,200    North Carolina State University-Raleigh, North
             Carolina, Revenue Bonds (Centennial Campus),
             VRDN, Series A, 3.67% due 12/15/2019 (d)(e)                  1,200

    4,100    North Carolina State University-Raleigh, North
             Carolina, Revenue Refunding Bonds, VRDN, Series B,
             3.68% due 10/01/2027 (e)                                     4,100

    1,175    Onslow County, North Carolina, GO, Refunding, 4%
             due 5/01/2007 (e)(f)                                         1,177

      720    Piedmont Triad Airport Authority, North Carolina,
             Special Facility Revenue Bonds (Cessna Aircraft
             Company Project), VRDN, 3.79% due 10/01/2012 (e)               720

             Raleigh Durham, North Carolina, Airport Authority,
             Airport Revenue Bonds, VRDN, AMT (e):
    6,715       3.80% due 11/01/2017 (c)                                  6,715
    5,500       Series A, 3.78% due 5/01/2036 (f)                         5,500

    2,300    Rowan County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, PCR,
             IDR (Hon Industries Project), VRDN, AMT, 3.85%
             due 4/01/2018 (e)                                            2,300

    1,900    Rutherford County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR (All
             American Homes of North Carolina), VRDN, AMT,
             3.85% due 11/01/2011 (e)                                     1,900



     Face
   Amount    Municipal Bonds                                              Value

North Carolina (concluded)

 $  1,540    Sampson County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (Dubose Strapping Inc. Project), VRDN, AMT, 3.90%
             due 1/01/2012 (e)                                       $    1,540

    2,654    Southwest Water District, North Carolina, GO, BAN,
             4.25% due 10/25/2006                                         2,656

    1,800    Stanley County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (Patrick Industries Project), VRDN, AMT, 3.85%
             due 8/01/2010 (e)                                            1,800

    4,500    University of North Carolina, University Revenue
             Refunding Bonds, VRDN, Series B, 3.72%
             due 12/01/2025 (e)                                           4,500

    2,540    Vance County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (HH Hunt Manufacturing Facilities LLC Project), VRDN,
             3.85% due 6/01/2015 (e)                                      2,540

    4,200    Wake County, North Carolina, CP, 3.65%
             due 2/05/2007                                                4,200

    1,700    Wilson County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (Supreme/Murphy Truck Project), VRDN, AMT, 3.85%
             due 6/01/2015 (e)                                            1,700


Puerto Rico--1.9%

    3,900    Puerto Rico Commonwealth, GO, FLOATS, VRDN,
             Series 1443, 3.77% due 7/01/2020 (e)(g)                      3,900

Total Investments (Cost--$201,008*)--99.5%                              201,008
Other Assets Less Liabilities--0.5%                                       1,049
                                                                     ----------
Net Assets--100.0%                                                   $  202,057
                                                                     ==========


  * Cost for federal income tax purposes.

(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) FSA Insured.

(e) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(f) XL Capital Insured.

(g) Assured Guaranty Insured.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments                           CMA Ohio Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Ohio--101.3%

             ABN AMRO MuniTops Certificates Trust, Cincinnati,
             Ohio, School District, GO, VRDN (g):
 $ 10,820       Series 2003-34, 3.78% due 12/01/2011 (d)             $   10,820
    5,000       Series 2004-23, 3.78% due 12/01/2011 (c)                  5,000

    7,595    ABN AMRO MuniTops Certificates Trust, South-
             Western City, Ohio, School District Revenue Bonds,
             VRDN, Series 2001-7, 3.78% due 12/01/2007 (a)(g)             7,595

    5,000    ABN AMRO MuniTops Certificates Trust, University of
             Cincinnati General Receipts, VRDN, Series 2004-4,
             3.78% due 6/01/2012 (a)(g)                                   5,000

    4,930    ABN AMRO MuniTops Certificates Trust, Westerville,
             Ohio, City School District, VRDN, Series 2001-3,
             3.78% due 6/01/2009 (b)(g)                                   4,930

    1,990    Akron, Ohio, Income Tax Revenue Bonds, ROCS, VRDN,
             Series II-R-2137, 3.78% due 12/01/2020 (c)(g)                1,990

      700    Ashtabula County, Ohio, Hospital Facilities Revenue
             Bonds (Ashtabula County Medical Center Project),
             VRDN, 3.77% due 12/01/2007 (g)                                 700

    1,175    Barberton, Ohio, GO, State Improvement Notes,
             4.50% due 11/16/2006                                         1,177

    2,515    Barberton, Ohio, Various Purpose Improvement Notes,
             GO, Refunding, 5% due 4/10/2007 (g)                          2,533

    2,265    Brunswick, Ohio, Storm Water Drainage System Notes,
             GO, 4.75% due 5/22/2007                                      2,279

    7,930    Butler County, Ohio, EDR (Great Miami Valley YMCA
             Project), VRDN, 3.73% due 9/01/2020 (g)                      7,930

    1,000    Butler County, Ohio, Road Improvement, GO, BAN,
             4.50% due 8/10/2007                                          1,005

    3,250    Cincinnati, Ohio, City School District, GO, PUTTERS,
             VRDN, Series 315, 3.78% due 6/01/2010 (d)(g)                 3,250

    4,160    Cleveland Heights, Ohio, GO, BAN, 4.25%
             due 12/07/2006                                               4,167

             Clinton County, Ohio, Hospital Revenue Refunding
             Bonds, VRDN (g):
    1,235       (Saint Luke's Hospital Project), 3.76%
                due 12/01/2006                                            1,235
    3,700       Series D-1, 3.76% due 12/01/2015                          3,700

    8,035    Columbus, Ohio, Regional Airport Authority, M/F
             Housing Revenue Refunding Bonds (West
             Bay Apartments Project), VRDN, AMT, 3.85%
             due 12/01/2034 (g)                                           8,035

   10,000    Columbus, Ohio, Regional Airport Authority, Senior
             Capital Funding Revenue Bonds (Oasbo Expanded
             Asset Pooled Financing Program), VRDN, 3.76%
             due 7/01/2035 (g)                                           10,000

    4,445    Cuyahoga County, Ohio, Civic Facility Revenue Bonds
             (Fairfax Development Corporation), VRDN, 3.82%
             due 6/01/2022 (g)                                            4,445

    3,000    Cuyahoga County, Ohio, EDR (Cleveland Botanical
             Garden Project), VRDN, 3.76% due 7/01/2031 (g)               3,000

             Cuyahoga County, Ohio, Health Care Facilities
             Revenue Bonds, VRDN (g):
    4,425       (A.M. McGregor Home Project), 3.78%
                due 1/01/2034                                             4,425
    2,615       (Catholic Charities Facilities), 3.81%
                due 7/01/2012                                             2,615



     Face
   Amount    Municipal Bonds                                              Value

Ohio (continued)

 $  4,800    Cuyahoga County, Ohio, Hospital Facilities Revenue
             Bonds (Sisters of Charity Health System), VRDN,
             3.76% due 11/01/2030 (g)                                $    4,800

             Cuyahoga County, Ohio, IDR, Refunding, VRDN (g):
      810       (Curtiss Wright Project), 3.86% due 12/01/2008              810
    1,650       (Parma Care Center Inc. Project), AMT, 3.82%
                due 12/01/2011                                            1,650

             Cuyahoga County, Ohio, IDR, VRDN (g):
      230       (Athens Pastries Inc. Project), AMT, 3.89%
                due 6/03/2009                                               230
      145       (Erieview Metal Treating Project), 3.89%
                due 5/05/2010                                               145

    3,600    Deerfield Township, Ohio, Tax Increment Revenue
             Bonds, Subordinated Notes, VRDN, Series A, 3.73%
             due 12/01/2022 (g)                                           3,600

    2,720    Dover, Ohio, Various Purpose Improvement Notes, GO,
             5% due 4/05/2007 (g)                                         2,739

    2,000    Eagle Tax-Exempt Trust, Cincinnati, Ohio, City
             School District, GO, VRDN, Series 2004-34, Class A,
             3.79% due 12/01/2031 (d)(g)                                  2,000

    4,000    Eagle Tax-Exempt Trust, Cleveland, Ohio, Water
             District, VRDN, Series 98, Class 3501, 3.79%
             due 1/01/2021 (g)                                            4,000

    2,550    Elyria, Ohio, GO, BAN, 4% due 10/18/2006                     2,551

    2,525    Erie County, Ohio, BAN, 4.25% due 9/27/2007                  2,541

    1,900    Euclid, Ohio, GO, BAN, 4.50% due 5/31/2007                   1,908

    2,500    Franklin County, Ohio, IDR, Refunding (Heekin Can
             Inc. Project), VRDN, 3.83% due 5/01/2007 (g)                 2,500

      240    Greene County, Ohio, IDR (FC Limited/AFC Stamping),
             VRDN, AMT, 3.89% due 9/01/2016 (g)                             240

    4,800    Hamilton County, Ohio, EDR (The Contemporary Arts
             Center), VRDN, 3.78% due 11/01/2021 (g)                      4,800

    1,240    Hamilton County, Ohio, Parking System Revenue
             Bonds, VRDN, 3.74% due 12/01/2026 (g)                        1,240

    3,200    Hamilton County, Ohio, Student Housing Revenue
             Bonds (Block 3 Community Urban Redevelopment
             Corporation Project), VRDN, 3.79% due 8/01/2036 (g)          3,200

    3,720    Hancock County, Ohio, GO, Refunding, BAN, Series A,
             4.25% due 11/10/2006                                         3,725

    5,915    Hancock County, Ohio, M/F Housing Revenue Bonds
             (Crystal Glen Apartments), VRDN, AMT, Series A,
             3.78% due 1/01/2031 (g)                                      5,915

      640    Huber Heights, Ohio, IDR (Lasermike Inc. Project),
             VRDN, 3.89% due 12/01/2014 (g)                                 640

    2,495    Independence, Ohio, EDR, Refunding (Rockside
             Spectrum Building), VRDN, 3.81% due 12/01/2016 (g)           2,495

    3,625    Jackson, Ohio, Hospital Facilities, Revenue Refunding
             Bonds (Consolidated Health System-Holzer Hospital),
             VRDN, 3.78% due 10/01/2029 (e)(g)                            3,625

    2,750    Kent, Ohio, GO, BAN, 4% due 10/19/2006                       2,751

    4,955    Knox County, Ohio, Hospital Facilities Revenue Bonds
             (Knox Community Hospital Project), VRDN, 3.76%
             due 12/01/2029 (g)                                           4,955



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (continued)               CMA Ohio Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Ohio (continued)

 $  1,500    Lake County, Ohio, Various Purpose, GO, 5%
             due 7/23/2007 (g)                                       $    1,512

    2,000    Lehman Municipal Trust Receipts, Ohio State HFA,
             FLOATS, VRDN, AMT, Series 2006-K25, 3.83%
             due 9/01/2031 (g)                                            2,000

    5,000    Licking County, Ohio, Sanitation and Sewer System
             Improvements, GO, BAN, 4.50% due 11/30/2006                  5,009

    2,100    Lorain County, Ohio, IDR (Cutting Dynamics Project),
             VRDN, AMT, 3.89% due 11/01/2021 (g)                          2,100

    1,040    Lucas County, Ohio, EDR (Hammill Manufacturing
             Company Project), VRDN, AMT, 3.78%
             due 5/01/2010 (g)                                            1,040

             Lucas County, Ohio, Hospital Revenue Bonds,
             VRDN (g):
       50       (Sunshine Children's Home Project), 3.91%
                due 12/01/2007                                               50
      945       (Sunshine Inc.-Northwest Ohio Project), 3.91%
                due 6/02/2014                                               945

    1,640    Mahoning County, Ohio, IDR (Industrial Waste Control
             Project), VRDN, AMT, 3.89% due 12/01/2032 (g)                1,640

      935    Mahoning County, Ohio, Revenue Bonds (Youngstown
             Community School Project), VRDN, 3.86%
             due 2/01/2017 (g)                                              935

             Marion, Ohio, GO, BAN:
    6,105       4.25% due 10/18/2006                                      6,108
    5,825       4.25% due 10/17/2007                                      5,860
    1,295       (Legacy Crossing), 4.50% due 5/03/2007                    1,300

    6,975    Marysville, Ohio, Tax Increment Financing Revenue
             Refunding Bonds, 3.80% due 9/12/2007                         6,975

    1,245    Mason, Ohio, IDR (O D M Properties LLC Project),
             VRDN, AMT, 3.99% due 11/01/2018 (g)                          1,245

      830    Medina County, Ohio, IDR (Partners in Plastics
             Project), VRDN, AMT, 3.89% due 9/01/2012 (g)                   830

    1,885    Middletown, Ohio, Union Road Improvement Notes,
             GO, 4.25% due 11/02/2006                                     1,887

      600    Montgomery County, Ohio, EDR (Benjamin & Marian
             Project), VRDN, Series A, 3.81% due 4/01/2011 (g)              600

             Montgomery County, Ohio, Health Care Facilities
             Revenue Bonds, VRDN (g):
    2,270       (Kettering Affiliated Project), 3.83%
                due 5/01/2022                                             2,270
    1,485       (South Community Inc. Project), 3.86%
                due 9/01/2014                                             1,485

    1,420    Montgomery County, Ohio, IDR (Citywide
             Development Corporation Project), VRDN, AMT,
             3.85% due 12/01/2013 (g)                                     1,420

    5,440    Montgomery County, Ohio, M/F Housing Revenue
             Refunding Bonds (Timber Creek Village Apartments),
             VRDN, AMT, 3.80% due 12/01/2027 (g)                          5,440

    1,400    Montgomery County, Ohio, Revenue Refunding Bonds
             (Miami Valley Hospital), VRDN, Series A, 3.83%
             due 11/15/2022 (g)                                           1,400



     Face
   Amount    Municipal Bonds                                              Value

Ohio (continued)

 $  1,210    Municipal Securities Trust Certificates Revenue
             Refunding Bonds, Ohio, (Ohio State Turnpike
             Commission), VRDN, Series 2000-104, Class A,
             3.81% due 11/14/2017 (c)(g)(h)                          $    1,210

    2,690    Muskingum County, Ohio, Various Purpose, GO, BAN,
             4.50% due 7/17/2007                                          2,702

      550    Newark, Ohio, GO, BAN, 4.25% due 10/10/2007                    553

    3,980    Ohio HFA, Mortgage Revenue Refunding Bonds,
             MERLOTS, VRDN, AMT, Series A02, 3.83%
             due 3/01/2036 (f)(g)                                         3,980

    4,800    Ohio State Air Quality Development Authority, PCR
             (Ohio Edison Company), VRDN, AMT, Series C, 3.87%
             due 9/01/2018 (g)                                            4,800

             Ohio State Air Quality Development Authority,
             Revenue Refunding Bonds (Cincinnati Gas and
             Electric), VRDN (g):
    2,100       Series A, 3.90% due 9/01/2030                             2,100
    2,100       Series B, 3.95% due 9/01/2030                             2,100

    9,520    Ohio State, GO, PUTTERS, VRDN, Series 306, 3.78%
             due 11/01/2018 (g)                                           9,520

    2,215    Ohio State Higher Educational Facilities Commission
             Revenue Bonds (Mount Vernon Nazareth College
             Project), VRDN, 3.81% due 9/01/2009 (g)                      2,215

      890    Ohio State Higher Educational Facilities Commission
             Revenue Refunding Bonds (Pooled Financing), VRDN,
             3.83% due 12/01/2016 (g)                                       890

    2,700    Ohio State IDR (University Forest Products Project),
             VRDN, AMT, 3.90% due 10/01/2020 (g)                          2,700

             Ohio State Solid Waste Revenue Bonds, VRDN,
             AMT (g):
    3,705       (BP Exploration and Oil Inc. Project), 3.82%
                due 8/01/2034                                             3,705
    3,200       (Republic Services, Inc. Project), 4.04%
                due 11/01/2035                                            3,200

    2,500    Ohio State Water Development Authority, Pollution
             Control Revenue Refunding Bonds (Ohio Edison
             Company), VRDN, Series A, 3.90% due 6/01/2033 (g)            2,500

    1,935    Painesville, Ohio, GO, BAN, 4.50% due 11/14/2006             1,938

    1,700    Paulding County, Ohio, Solid Waste Disposal Revenue
             Bonds (Lafarge Corporation Project), VRDN, AMT,
             3.74% due 8/01/2026 (g)                                      1,700

      440    Paulding Village, Ohio, GO, BAN, 4.50%
             due 9/13/2007                                                  443

    1,134    Perrysburg, Ohio, GO, BAN, 4.50% due 8/09/2007               1,140

    1,500    Perrysburg, Ohio, Library Improvements, GO, BAN,
             3.65% due 11/09/2006                                         1,501

    2,600    Perrysburg, Ohio, Various Purpose, GO, BAN, 3.65%
             due 11/09/2006                                               2,601

      735    Portage County, Ohio, Industrial Revenue Bonds
             (John E. Susong Project), VRDN, Series B, 3.89%
             due 5/02/2016 (g)                                              735



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (concluded)               CMA Ohio Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Ohio (continued)

             Portage County, Ohio, Industrial Revenue Refunding
             Bonds, VRDN (g):
 $    860       (John E. Susong Project), Series A, 3.89%
                due 5/02/2011                                        $      860
    1,435       (PM Properties One Ltd.), AMT, 3.85%
                due 11/01/2012                                            1,435

    2,400    Powell, Ohio, GO, Refunding, BAN, 4%
             due 11/01/2006                                               2,402

      913    Richland County, Ohio, Bridge and Road Improvement,
             BAN, GO, 4.75% due 8/07/2007                                   919

      335    Sandusky County, Ohio, IDR (Magnesium Refining
             Technologies Inc. Project), VRDN, AMT, Series A,
             3.89% due 9/01/2007 (g)                                        335

    2,550    Shaker Heights, Ohio, GO, Refunding, BAN, Series A,
             4.75% due 5/11/2007                                          2,565

    1,360    Sharonville, Ohio, GO, BAN, 4.50%
             due 8/14/2007                                                1,367

      625    Springdale, Ohio, GO, BAN, 4.25%
             due 10/11/2007                                                 629

      685    Strongsville, Ohio, IDR (E&E Properties/Dupli Systems
             Project), VRDN, AMT, 3.96% due 2/01/2010 (g)                   685

    1,750    Summit County, Ohio, Exempt Facility Revenue Bonds
             (KB Compost Services Inc. Project), VRDN, AMT,
             3.89% due 12/01/2011 (g)                                     1,750

      575    Summit County, Ohio, IDR (Waldonia Investment
             Project), VRDN, AMT, 3.89% due 7/01/2018 (g)                   575

    2,500    Summit County, Ohio, Port Authority Revenue Bonds
             (Compost Services, Inc. Project), VRDN, AMT, 3.89%
             due 4/01/2021 (g)                                            2,500

    1,200    Tiffin, Ohio, Sanitary Sewer Improvement Notes, GO,
             Series 2, 4.50% due 12/07/2006                               1,202

    3,500    Toledo, Ohio, City School District, GO, PUTTERS,
             VRDN, Series 655, 3.78% due 12/01/2011 (c)(g)                3,500

    3,875    Trotwood, Ohio, GO, BAN, 4.50% due 9/27/2007                 3,906

    1,275    Trotwood, Ohio, Real Estate Acquisition, GO, BAN,
             5% due 3/23/2007                                             1,283



     Face
   Amount    Municipal Bonds                                              Value

Ohio (concluded)

 $  7,115    Trumbull County, Ohio, Health Care Facilities Revenue
             Bonds (Shepherd of the Valley), VRDN, 3.80%
             due 10/01/2031 (e)(g)                                   $    7,115

    3,500    Trumbull County, Ohio, IDR (Ellwood Engineered
             Casting Company), Refunding, VRDN, AMT, 3.89%
             due 4/01/2013 (g)                                            3,500

    2,000    Trumbull County, Ohio, IDR (McDonald Steel
             Corporation), VRDN, AMT, 3.89% due 4/01/2017 (g)             2,000

      225    Union County, Ohio, IDR (Union Aggregates Company
             Project), VRDN, AMT, 3.89% due 11/01/2006 (g)                  225

    4,400    University of Toledo, Ohio, General Receipts Revenue
             Refunding Bonds, VRDN, 3.80% due 6/01/2032 (c)(g)            4,400

    2,550    Upper Valley Joint Vocational School District, Ohio,
             GO, BAN, 4.25% due 11/28/2006                                2,553

      650    Valley View, Ohio, IDR (Porter Development Project),
             VRDN, AMT, 3.96% due 5/01/2016 (g)                             650

      735    Valley View, Ohio, IDR, Refunding and Improvement
             Bonds (Sweet Valley Dillon), VRDN, 3.89%
             due 4/01/2011 (g)                                              735

    1,000    Vermilion, Ohio, GO, BAN, 4.50% due 7/26/2007                1,005

    1,150    Warren County, Ohio, IDR (PAC Manufacturing LLC
             Project), VRDN, AMT, 3.90% due 12/01/2025 (g)                1,150

    3,565    West Chester Township, Ohio, Tax Increment
             Financing Revenue Bonds (West Chester Streets
             Project), VRDN, 3.81% due 12/01/2021 (g)                     3,565

      775    Willoughby, Ohio, IDR (Malish Brush and Specialty),
             VRDN, AMT, 3.95% due 6/01/2009 (g)                             775

             Wood County, Ohio, IDR, VRDN, AMT (g):
      210       (Centaur Tool and Die Inc. Project), 3.96%
                due 8/01/2010                                               210
    1,500       (Jerl Machine Project), 3.82% due 9/01/2016               1,500

      435    Wooster, Ohio, IDR (Litco International Inc. Project),
             VRDN, AMT, 3.96% due 5/01/2010 (g)                             435

Total Investments (Cost--$318,906*)--101.3%                             318,906
Liabilities in Excess of Other Assets--(1.3%)                           (3,964)
                                                                     ----------
Net Assets--100.0%                                                   $  314,942
                                                                     ==========


  * Cost for federal income tax purposes.

(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) FSA Insured.

(e) Radian Insured.

(f) GNMA Collateralized.

(g) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(h) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments                   CMA Pennsylvania Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Pennsylvania--98.1%

 $ 10,230    ABN AMRO MuniTops Certificates Trust, Pennsylvania,
             GO, VRDN, Refunding, Series 2006-48, 3.78%
             due 5/15/2014 (d)(e)                                    $   10,230

    3,760    ABN AMRO MuniTops Certificates Trust,
             Pennsylvania, GO, VRDN, Series 2001-18, 3.78%
             due 10/01/2009 (c)(d)                                        3,760

             Allegheny County, Pennsylvania, Hospital
             Development Authority Revenue Bonds, VRDN (d):
   10,000       PUTTERS, Series 1281, 3.78% due 1/15/2011 (c)            10,000
   10,000       (University of Pittsburgh Medical Center),
                Series B-1, 3.86% due 12/01/2016                         10,000

    3,660    Allegheny County, Pennsylvania, Hospital
             Development Authority, Revenue Refunding Bonds
             (Jefferson Regional Medical Center Project), VRDN,
             Series A, 3.78% due 5/01/2007 (d)                            3,660

    7,780    Allegheny County, Pennsylvania, IDA, Health and
             Housing Facilities Revenue Refunding Bonds
             (Longwood at Oakmont Inc.), VRDN, Senior Series B,
             3.83% due 7/01/2027 (d)(f)                                   7,780

    4,010    Allegheny County, Pennsylvania, IDA, Health and
             Housing Facilities, Senior Revenue Refunding Bonds
             (Longwood at Oakmont Inc.), VRDN, Series A, 3.83%
             due 7/01/2027 (d)(f)                                         4,010

    6,400    Berks County, Pennsylvania, IDA, IDR (Zenith
             Properties LP Project), VRDN, AMT, 3.85%
             due 6/01/2031 (d)                                            6,400

    2,000    Bethel Park, Pennsylvania, GO, TRAN, 4.50%
             due 12/29/2006                                               2,005

      150    Bradford County, Pennsylvania, IDA, EDR
             (Towanda Printing Company), VRDN, AMT, 3.89%
             due 9/01/2016 (d)                                              150

    2,880    Bradford County, Pennsylvania, IDA Revenue Bonds
             (State Aggregates Inc. Project), VRDN, AMT, 3.90%
             due 2/01/2015 (d)                                            2,880

             Bucks County, Pennsylvania, IDA Revenue Bonds,
             VRDN, AMT (d):
    2,670       (Bracalentes Manufacturing Company Inc.
                Project), 3.90% due 6/01/2016                             2,670
    4,500       (Harsco Corporation Project), 3.90%
                due 8/01/2011                                             4,500
    3,260       (L&P Properties LP Project), Series A, 4%
                due 6/01/2014                                             3,260
      510       (Specialty Ring Products Inc.), 3.90%
                due 10/01/2009                                              510

    3,500    Butler County, Pennsylvania, IDA Revenue Bonds
             (Concordia Lutheran Ministers), VRDN, Series C,
             3.77% due 10/01/2030 (d)(f)                                  3,500

    1,535    Carbondale, Pennsylvania, IDA, IDR (JM Wells
             Company LP Project), VRDN, AMT, 3.89%
             due 9/01/2015 (d)                                            1,535

    1,980    Carlisle, Pennsylvania, Area School District, GO,
             Refunding, PUTTERS, VRDN, Series 644, 3.78%
             due 9/01/2010 (b)(d)                                         1,980

    2,500    Cheltenham Township, Pennsylvania, GO, TRAN,
             4.50% due 12/29/2006                                         2,507



     Face
   Amount    Municipal Bonds                                              Value

Pennsylvania (continued)

             Chester County, Pennsylvania, IDA Revenue Bonds,
             VRDN, AMT (d):
 $  2,340       (The Hankin Group), Series A, 3.90%
                due 12/01/2020                                       $    2,340
    2,550       (West Vincent Association), Series B, 3.90%
                due 12/01/2020                                            2,550

    1,755    Chester County, Pennsylvania, School Authority,
             School Lease Revenue Bonds, PUTTERS, VRDN, Series
             1123, 3.78% due 10/01/2013 (a)(d)                            1,755

    1,070    Crawford County, Pennsylvania, IDA (Heatrix
             Inc. Project), VRDN, AMT, Series A, 3.91%
             due 11/01/2017 (d)                                           1,070

    1,500    Cumberland County, Pennsylvania, Municipal
             Authority Revenue Bonds (Presbyterian Homes
             Project), VRDN, Series B, 4.25% due 12/01/2006 (d)(f)        1,502

    2,145    Dauphin County, Pennsylvania, IDA, Revenue Bonds
             (Interconnection System Project), VRDN, AMT, 3.82%
             due 1/01/2014 (d)                                            2,145

    4,940    Delaware County, Pennsylvania, IDA, PCR, Refunding
             (Exelon Generation Company, LLC), FLOATS, VRDN,
             5% due 4/01/2021 (d)                                         4,940

    1,000    Delaware County, Pennsylvania, Individual
             Development Authority, Revenue Bonds, Variance-
             Melmark, Inc. Project, VRDN, 3.79% due 3/01/2026 (d)         1,000

             Delaware Valley, Pennsylvania, Regional Finance
             Authority, Local Government Revenue Bonds, VRDN (d):
    9,200       Mode 1, 3.75% due 8/01/2016                               9,200
    2,800       Series B, 3.72% due 12/01/2020                            2,800

    5,000    Eagle Tax-Exempt Trust, Delaware Valley Regional
             Finance Authority, Pennsylvania, Local Government
             Revenue Bonds, VRDN, Series 2004-0026, Class A,
             3.79% due 8/01/2028 (a)(d)                                   5,000

    3,000    Elizabethtown, Pennsylvania, IDA, Revenue
             Refunding Bonds (Pennsylvania College), 3.74%
             due 6/15/2029 (d)                                            3,000

    5,000    Erie County, Pennsylvania, GO, TRAN, 4.25%
             due 12/15/2006                                               5,009

   15,000    Erie, Pennsylvania, City School District, GO, TRAN,
             4.50% due 6/29/2007                                         15,056

             Geisinger Health System, Pennsylvania, Revenue
             Refunding Bonds, VRDN (d):
    4,500       Series A, 3.73% due 5/15/2035                             4,500
    3,100       Series B, 3.82% due 8/01/2022                             3,100
    8,200       Series C, 3.82% due 8/01/2028                             8,200

    1,395    Greene County, Pennsylvania, IDA, Revenue Bonds
             (Manufacturing Facilities-Kyowa America), VRDN,
             AMT, Series D, 3.91% due 7/01/2014 (d)                       1,395

    5,375    Grove City, Pennsylvania, Area Hospital Authority,
             Health Care Facility Revenue Bonds (John XXIII Home
             Project), VRDN, 3.81% due 2/01/2030 (d)                      5,375

    2,420    Hampden, Pennsylvania, IDA, Revenue Refunding
             Bonds (Pennsylvania Pipe Inc.), VRDN, AMT, 3.90%
             due 12/01/2014 (d)                                           2,420

    3,000    Indiana County, Pennsylvania, IDA, PCR, Refunding
             (Conemaugh Project), VRDN, AMT, Series A, 3.85%
             due 6/01/2027 (d)                                            3,000



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (continued)       CMA Pennsylvania Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Pennsylvania (continued)

 $  3,955    Jackson Township, Pennsylvania, IDA, Revenue Bonds
             (V&S Lebanon Galvanizing Project), VRDN, AMT,
             3.85% due 4/01/2021 (d)                                 $    3,955

    6,390    Lackawanna County, Pennsylvania, GO, MSTR, VRDN,
             Series SGB-38, 3.77% due 9/15/2020 (d)                       6,390

    1,400    Lackawanna County, Pennsylvania, IDA, IDR
             (Herff Jones Inc. Project), VRDN, AMT, 3.86%
             due 6/01/2026 (d)                                            1,400

    9,130    Lancaster County, Pennsylvania, Hospital Authority,
             Health Center Revenue Refunding Bonds (Brethren
             Village), VRDN, 3.79% due 6/15/2020 (d)                      9,130

             Lancaster, Pennsylvania, IDA, VRDN (d):
    1,000       IDR (Buck Company Project), AMT, 3.85%
                due 2/01/2010                                             1,000
    3,000       Revenue Bonds (Student Lodging, Inc. Project),
                3.74% due 12/01/2026                                      3,000

    5,000    Lancaster, Pennsylvania, Municipal Authority, Revenue
             Refunding Bonds (Garden Spot Village Project), VRDN,
             Series C, 3.80% due 5/01/2036 (d)                            5,000

             Langhorne Manor Boro, Pennsylvania, Higher
             Education and Health Authority, Retirement Revenue
             Refunding Bonds (Wesley Enhanced Living),
             VRDN (d)(f):
   10,200       Series A, 3.83% due 10/01/2032                           10,200
    3,170       Series B, 3.83% due 10/01/2032                            3,170

    2,555    Lehigh County, Pennsylvania, IDA, Revenue Bonds
             (New Columbia Joist Company), VRDN, AMT, Series B,
             3.85% due 11/01/2022 (d)                                     2,555

    2,500    Lehman Municipal Trust Receipts, Pennsylvania, HFA,
             FLOATS, VRDN, AMT, Series 2006-K57, 3.86%
             due 10/01/2037 (d)                                           2,500

    1,765    Ligonier Valley, Pennsylvania, School District, GO, TAN,
             4.50% due 6/29/2007                                          1,772

    2,895    Luzerne County, Pennsylvania, IDA, Revenue Bonds
             (Nardone Brothers Baking Project), VRDN, AMT,
             3.85% due 3/01/2019 (d)                                      2,895

             Montgomery County, Pennsylvania, IDA, Revenue
             Bonds, VRDN (d):
    1,360       (Big Little Association Project), Series A, 3.90%
                due 2/01/2019                                             1,360
    2,700       (Edmund Optical Manufacturing LLC Project),
                AMT, 3.90% due 4/01/2016                                  2,700
      985       (Girl Scouts of Southeastern Pennsylvania),
                3.85% due 2/01/2025                                         985
      795       (Independent Support System Project), 3.85%
                due 3/01/2016                                               795
    1,975       (Valley Forge Baptist), 3.85% due 9/01/2023               1,975

    4,425    Mount Lebanon, Pennsylvania, School District,
             GO, MERLOTS, VRDN, Series B19, 3.78%
             due 2/15/2027 (b)(d)                                         4,425

    8,320    Municipal Securities Trust Certificates, Pennsylvania,
             GO, Refunding, VRDN, Series 2000-110, Class A,
             3.80% due 8/17/2010 (d)                                      8,320



     Face
   Amount    Municipal Bonds                                              Value

Pennsylvania (continued)

 $  6,000    Municipal Securities Trust Certificates, Pennsylvania,
             Revenue Refunding Bonds, VRDN, Series 2001-121,
             Class A, 3.77% due 12/22/2009 (c)(d)                    $    6,000

             Northampton County, Pennsylvania, IDA, Revenue
             Bonds, VRDN, AMT (d):
    2,985       (DG Properties Inc. Project), 3.90%
                due 7/01/2021                                             2,985
    1,990       (Nicos Polymers & Grinding), 3.90%
                due 2/01/2020                                             1,990
    1,405       (Reale Association Project), 3.85% due 4/01/2012          1,405

             Pennsylvania Economic Development Financing
             Authority Revenue Bonds, VRDN (d):
    1,000       (Conestoga Wood Specialists), Series C-1, 3.90%
                due 3/01/2015                                             1,000
    2,285       (Waste Gas Fabricating Company Project), AMT,
                Series C-3, 3.90% due 4/01/2020                           2,285
    3,000       (Westrum Harleysville II Project), AMT, 3.80%
                due 12/01/2034                                            3,000

             Pennsylvania Economic Development Financing
             Authority, VRDN, AMT (d):
   15,000       Exempt Facilities Revenue Bonds (Merck & Co.
                Inc. Project), 3.81% due 7/01/2031                       15,000
    2,500       Resource Recovery Revenue Refunding Bonds,
                ROCS, Series II-R-394, 3.80% due 12/01/2018 (a)           2,500

             Pennsylvania Economic Development Financing
             Authority, Wastewater Treatment Revenue Refunding
             Bonds (Sunoco Inc. - R & M Project), VRDN, AMT (d):
    1,900       Series A, 3.955% due 10/01/2034                           1,900
    2,300       Series B, 3.94% due 10/01/2034                            2,300

    1,710    Pennsylvania Energy Development Authority Revenue
             Bonds (B&W Ebensburg Project), VRDN, AMT, 3.79%
             due 12/01/2011 (d)                                           1,710

             Pennsylvania HFA, S/F Mortgage Revenue Bonds,
             VRDN, AMT (d):
    5,250       MERLOTS, Series B15, 3.83% due 10/01/2026                 5,250
    9,100       Series 83C, 3.77% due 10/01/2035                          9,100
    9,800       Series 86B, 3.80% due 4/01/2035                           9,800
   24,750       Series 90C, 3.77% due 4/01/2036                          24,750

    5,000    Pennsylvania State, GO, FLOATS, VRDN, Series 696,
             3.78% due 5/01/2018 (d)(e)                                   5,000

    6,000    Pennsylvania State Higher Education Assistance
             Agency, Student Loan Revenue Refunding Bonds,
             VRDN, AMT, Series B, 3.80% due 1/01/2017 (d)(e)              6,000

             Pennsylvania State Higher Educational Facilities
             Authority Revenue Bonds, VRDN (d):
    2,000       (Association of Independent Colleges &
                Universities), Series M-3, 3.20% due 11/01/2033           2,000
    1,415       PUTTERS, Series 1378, 3.80% due 6/15/2014 (f)             1,415

    4,170    Pennsylvania State Higher Educational Facilities
             Authority, Revenue Refunding Bonds, FLOATS, VRDN,
             Series 1412, 3.78% due 4/01/2028 (b)(d)                      4,170

    5,900    Philadelphia, Pennsylvania, Airport Revenue
             Refunding Bonds, VRDN, AMT, Series C, 3.85%
             due 6/15/2025 (b)(d)                                         5,900



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Schedule of Investments (concluded)       CMA Pennsylvania Municipal Money Fund

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                              Value

Pennsylvania (continued)

             Philadelphia, Pennsylvania, Authority for IDR,
             VRDN (d):
 $  4,105       (Comhar Inc. Project), 3.80% due 9/01/2023           $    4,105
    2,000       (Gift of Life Donor Program Project), 3.77%
                due 12/01/2034                                            2,000
    3,500       (Girard Estate Aramark Project), 3.78%
                due 5/01/2032                                             3,500
    6,000       (Girard Estate Facilities Leasing), 3.78%
                due 11/01/2031                                            6,000
    1,335       (Henry H. Ottens Manufacturing Project), 3.90%
                due 10/01/2013                                            1,335
    1,070       (Interim House West Project), 3.85%
                due 9/01/2026                                             1,070
      780       (Lannett Company Inc. Project), 3.90%
                due 5/01/2014                                               780

    9,155    Philadelphia, Pennsylvania, Water and Wastewater
             Revenue Refunding Bonds, VRDN, 3.73%
             due 6/15/2023 (d)(e)                                         9,155

    2,235    Scranton-Lackawanna, Pennsylvania, Health and
             Welfare Authority, Revenue Refunding Bonds,
             MERLOTS, VRDN, Series A-18, 3.78%
             due 3/01/2015 (a)(d)                                         2,235

    2,630    Somerset County, Pennsylvania, IDA Revenue Bonds
             (Somerset Welding and Steel), VRDN, AMT, 3.86%
             due 3/02/2015 (d)                                            2,630

             Southcentral General Authority, Pennsylvania,
             Revenue Bonds, VRDN (d):
    2,300       ROCS, Series II-R-604, 3.79%
                due 12/01/2030 (f)                                        2,300
    1,450       (Wellspan Health Obligated), Series D, 3.73%
                due 5/15/2035 (a)                                         1,450

             Southcentral General Authority, Pennsylvania,
             Revenue Refunding Bonds, VRDN (a)(d):
    1,505       (WellSpan Health Obligated), Series B, 3.73%
                due 5/15/2031                                             1,505
   10,400       (WellSpan Health - York Hospital), Series A,
                3.73% due 6/07/2023                                      10,400



     Face
   Amount    Municipal Bonds                                              Value

Pennsylvania (concluded)

 $  3,100    Susquehanna County, Pennsylvania, IDA Revenue
             Bonds (Stabler Companies Inc. Project), VRDN, AMT,
             3.85% due 12/01/2016 (d)                                $    3,100

    7,250    Temple University of the Commonwealth System of
             Higher Education, Pennsylvania, University Funding
             Obligations, Revenue Refunding Bonds, 5%
             due 4/26/2007 (d)                                            7,303

    3,000    University of Pittsburgh, Pennsylvania, The Common-
             wealth System of Higher Education (Pittsburgh Asset
             Notes-Panthers), 4.50% due 8/24/2007                         3,021

    9,970    Upper Merion, Pennsylvania, Municipal Utility
             Authority, Revenue Refunding Bonds, VRDN, 3.77%
             due 9/01/2016 (d)                                            9,970

   15,000    Venango, Pennsylvania, IDA, CP, 3.58%
             due 12/06/2006                                              15,000

    4,700    Washington County, Pennsylvania, Authority Revenue
             Refunding Bonds (University of Pennsylvania), VRDN,
             3.78% due 7/01/2034 (d)                                      4,700

    2,000    Washington County, Pennsylvania, IDA, IDR
             (Pennatronics Corporation Project), VRDN, AMT,
             3.86% due 11/01/2020 (d)                                     2,000

    2,000    Washington County, Pennsylvania, Revenue Bonds,
             TRAN, 4.50% due 12/29/2006                                   2,005

    2,100    York County, Pennsylvania, IDA, Revenue Bonds
             (495 Leasing Project), VRDN, AMT, 3.90%
             due 6/01/2021 (d)                                            2,100


Puerto Rico--1.3%

    6,000    Puerto Rico Commonwealth, Highway and
             Transportation Authority, Transportation Revenue
             Bonds, ROCS, VRDN, Series II-R-636CE, 3.76%
             due 8/30/2009 (d)                                            6,000

Total Investments (Cost--$459,345*)--99.4%                              459,345
Other Assets Less Liabilities--0.6%                                       2,851
                                                                     ----------
Net Assets--100.0%                                                   $  462,196
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of September 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       459,343
                                                    ===============
    Gross unrealized appreciation                   $             2
    Gross unrealized depreciation                                --
                                                    ---------------
    Net unrealized appreciation                     $             2
                                                    ===============


(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(e) FSA Insured.

(f) Radian Insured.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Statements of Assets and Liabilities
                                                          CMA            CMA            CMA             CMA            CMA
As of September 30, 2006                                Arizona       California    Connecticut       Florida     Massachusetts
Assets

Investments in unaffiliated securities,
at value*                                          $  168,763,538  $2,487,655,930  $  498,209,994  $  351,053,239  $  374,164,818
Cash                                                       35,779         159,183         167,648          82,937         102,030
Interest receivable                                       829,189      14,022,046       4,112,292       1,730,367       2,111,367
Receivable for beneficial interest sold                   725,458       2,471,017         166,477       2,296,510         431,238
Prepaid expenses and other assets                           4,388          26,518          15,420          65,874           4,497
                                                   --------------  --------------  --------------  --------------  --------------
Total assets                                          170,358,352   2,504,334,694     502,671,831     355,228,927     376,813,950
                                                   --------------  --------------  --------------  --------------  --------------

Liabilities

Payable to investment adviser                              63,634         812,016         198,143         183,651         143,304
Payable to distributor                                     23,855         371,170          76,500          48,000          54,785
Payable for securities purchased                               --              --              --              --              --
Payable for other affiliates                                4,434          61,456          13,579          11,576          12,897
Payable for beneficial interest redeemed                       --              --              --              --              --
Accrued expenses and other liabilities                      9,830          94,015          30,256          33,745          14,399
                                                   --------------  --------------  --------------  --------------  --------------
Total liabilities                                         101,753       1,338,657         318,478         276,972         225,385
                                                   --------------  --------------  --------------  --------------  --------------

Net Assets

Net assets                                         $  170,256,599  $2,502,996,037  $  502,353,353  $  354,951,955  $  376,588,565
                                                   ==============  ==============  ==============  ==============  ==============
Net Assets Consist of

Undistributed (accumulated distributors
in excess of) investment income--net               $           45  $           --  $           --  $      130,568  $           --
Undistributed (accumulated) realized
capital gains (losses)--net                              (55,421)          53,280        (61,829)         (9,950)        (10,812)
                                                   --------------  --------------  --------------  --------------  --------------
Total accumulated earnings (losses)--net                 (55,376)          53,280        (61,829)         120,618        (10,812)
                                                   --------------  --------------  --------------  --------------  --------------
Shares of beneficial interest, $.10 par
value, unlimited number of shares authorized           17,033,290     250,331,797      50,248,952      35,496,191      37,659,948
Paid-in capital in excess of par                      153,278,685   2,252,610,960     452,166,230     319,335,146     338,939,429
                                                   --------------  --------------  --------------  --------------  --------------
Net Assets--Equivalent to $1.00 per share based
on shares of beneficial interest outstanding++     $  170,256,599  $2,502,996,037  $  502,353,353  $  354,951,955  $  376,588,565
                                                   ==============  ==============  ==============  ==============  ==============

   ++ Shares of beneficial interest outstanding       170,332,903   2,503,317,972     502,489,516     354,961,905     376,599,475
                                                   ==============  ==============  ==============  ==============  ==============

    * Identified cost                              $  168,763,538  $2,487,655,930  $  498,209,994  $  351,053,239  $  374,164,818
                                                   ==============  ==============  ==============  ==============  ==============

      See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Statements of Assets and Liabilities (concluded)

                                           CMA            CMA             CMA            CMA             CMA           CMA
As of September 30, 2006                 Michigan      New Jersey       New York    North Carolina       Ohio      Pennsylvania
Assets

Investments in unaffiliated
securities, at value*              $  252,664,381  $1,104,500,786  $2,492,020,164  $  201,007,545  $  318,906,476  $  459,344,583
Cash                                       54,872         306,540          48,245          99,422          63,915          85,244
Interest receivable                     1,542,917       8,134,455      17,362,686       1,076,193       3,216,376       3,052,447
Receivable for beneficial interest
sold                                       95,832       2,790,585              --              --              --              --
Prepaid expenses and other assets           9,674           7,194          17,228           6,216           7,525          10,942
                                   --------------  --------------  --------------  --------------  --------------  --------------
Total assets                          254,367,676   1,115,739,560   2,509,448,323     202,189,376     322,194,292     462,493,216
                                   --------------  --------------  --------------  --------------  --------------  --------------

Liabilities

Payable to investment adviser             104,412         390,039         793,113          77,947         123,081         178,282
Payable to distributor                     38,125         161,259         366,614          29,712          46,894          67,392
Payable for securities purchased               --              --       4,612,070              --       7,041,238              --
Payable for other affiliates                9,128          34,002          79,512           6,696          12,546          16,571
Payable for beneficial interest
redeemed                                       --              --          16,978           4,348           3,338          12,068
Accrued expenses and other
liabilities                                16,270          48,589          83,705          13,236          25,317          22,652
                                   --------------  --------------  --------------  --------------  --------------  --------------
Total liabilities                         167,935         633,889       5,951,992         131,939       7,252,414         296,965
                                   --------------  --------------  --------------  --------------  --------------  --------------

Net Assets

Net assets                         $  254,199,741  $1,115,105,671  $2,503,496,331  $  202,057,437  $  314,941,878  $  462,196,251
                                   ==============  ==============  ==============  ==============  ==============  ==============
Net Assets Consist of

Undistributed (accumulated
distributors in excess of)
investment income--net             $      (1,486)  $           --  $           --  $           --  $           --  $           --
Undistributed (accumulated)
realized capital gains
(losses)--net                           (108,428)       (131,240)         111,029        (13,066)              --       (163,701)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Total accumulated earnings
(losses)--net                           (109,914)       (131,240)         111,029        (13,066)              --       (163,701)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Shares of beneficial interest,
$.10 par value, unlimited number
of shares authorized                   25,437,665     111,523,724     250,379,354      20,208,587      31,494,188      46,240,253
Paid-in capital in excess of par      228,871,990   1,003,713,187   2,253,005,948     181,861,916     283,447,690     416,119,699
                                   --------------  --------------  --------------  --------------  --------------  --------------
Net Assets--Equivalent to $1.00
per share based on shares of
beneficial interest outstanding++  $  254,199,741  $1,115,105,671  $2,503,496,331  $  202,057,437  $  314,941,878  $  462,196,251
                                   ==============  ==============  ==============  ==============  ==============  ==============

   ++ Shares of beneficial
      interest outstanding            254,376,647   1,115,237,239   2,503,793,537     202,085,868     314,941,878     462,402,531
                                   ==============  ==============  ==============  ==============  ==============  ==============

    * Identified cost              $  252,664,381  $1,104,500,786  $2,492,020,164  $  201,007,545  $  318,906,476  $  459,344,583
                                   ==============  ==============  ==============  ==============  ==============  ==============

      See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Statements of Operations
                                                          CMA            CMA            CMA             CMA            CMA
For the Six Months Ended September 30, 2006             Arizona       California    Connecticut       Florida     Massachusetts
Investment Income

Interest and amortization of premium and
discount earned                                    $    3,008,445  $   44,034,256  $    8,899,541  $    6,895,652  $    6,511,240
                                                   --------------  --------------  --------------  --------------  --------------

Expenses

Investment advisory fees                                  418,402       5,154,220       1,271,995         970,930         923,141
Distribution fees                                         103,510       1,537,296         317,422         220,602         229,101
Accounting services                                        28,638         162,584          55,525          49,140          43,613
Transfer agent fees                                         9,401         120,588          27,050          23,575          26,804
Professional fees                                          23,765          32,377          26,637          29,015          29,009
Registration fees                                           9,648          22,785           9,910          10,033           9,020
Custodian fees                                              4,988          33,261           8,558           8,145           6,370
Printing and shareholder reports                            1,618          25,133           4,969           7,553           3,297
Pricing fees                                                3,822          11,384           4,673           5,433           5,819
Trustees' fees and expenses                                 1,222          12,869           2,694           2,295           2,020
Offering costs                                                 --              --              --          37,637              --
Other                                                       6,453          25,352           9,310           9,710           7,644
                                                   --------------  --------------  --------------  --------------  --------------
Total expenses before waiver                              611,467       7,137,849       1,738,743       1,374,068       1,285,838
Waiver of expenses                                             --              --              --        (34,243)              --
                                                   --------------  --------------  --------------  --------------  --------------
Total expenses after waiver                               611,467       7,137,849       1,738,743       1,339,825       1,285,838
                                                   --------------  --------------  --------------  --------------  --------------
Investment income--net                                  2,396,978      36,896,407       7,160,798       5,555,827       5,225,402
                                                   --------------  --------------  --------------  --------------  --------------

Realized Gain (Loss)--Net

Realized gain (loss) on investments--net                  (3,017)         477,437             249        (11,013)              --
                                                   --------------  --------------  --------------  --------------  --------------
Net Increase in Net Assets Resulting
from Operations                                    $    2,393,961  $   37,373,844  $    7,161,047  $    5,544,814  $    5,225,402
                                                   ==============  ==============  ==============  ==============  ==============

See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Statements of Operations (concluded)

For the Six Months                         CMA            CMA             CMA            CMA             CMA           CMA
Ended September 30, 2006                 Michigan      New Jersey       New York    North Carolina       Ohio      Pennsylvania
Investment Income

Interest and amortization of
premium and discount earned        $    5,178,771  $   19,021,106  $   43,823,066  $    3,642,555  $    5,687,842  $    8,386,190
                                   --------------  --------------  --------------  --------------  --------------  --------------

Expenses

Investment advisory fees                  719,619       2,483,400       5,102,476         509,533         807,182       1,169,460
Distribution fees                         172,057         674,791       1,539,341         126,513         200,969         286,914
Accounting services                        38,632         100,924         163,359          31,324          43,008          52,787
Transfer agent fees                        20,151          75,344         180,215          15,146          30,231          39,449
Professional fees                          24,693          28,269          31,346          22,253          24,767          27,639
Registration fees                          11,104          11,220          17,091           8,326          10,191          14,119
Custodian fees                              7,398          15,821          28,775           4,901           6,227           9,992
Printing and shareholder reports            2,621          10,110          23,035           1,983           3,548           5,000
Pricing fees                                7,389           6,767          16,198           4,501           8,677           8,493
Trustees' fees and expenses                 1,713           5,477          12,011           1,357           1,970           2,736
Offering costs                                 --              --              --              --              --              --
Other                                       7,617          13,302          24,915           6,355           8,461           9,307
                                   --------------  --------------  --------------  --------------  --------------  --------------
Total expenses before waiver            1,012,994       3,425,425       7,138,762         732,192       1,145,231       1,625,896
Waiver of expenses                             --              --              --              --              --              --
                                   --------------  --------------  --------------  --------------  --------------  --------------
Total expenses after waiver             1,012,994       3,425,425       7,138,762         732,192       1,145,231       1,625,896
                                   --------------  --------------  --------------  --------------  --------------  --------------
Investment income--net                  4,165,777      15,595,681      36,684,304       2,910,363       4,542,611       6,760,294
                                   --------------  --------------  --------------  --------------  --------------  --------------

Realized Gain (Loss)--Net

Realized gain (loss) on
investments--net                         (18,611)          31,011         477,570        (11,106)              --        (20,984)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Net Increase in Net Assets
Resulting from Operations          $    4,147,166  $   15,626,692  $   37,161,874  $    2,899,257  $    4,542,611  $    6,739,310
                                   ==============  ==============  ==============  ==============  ==============  ==============

See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Statements of Changes in Net Assets
                                                                    CMA Arizona                         CMA California

                                                             For the Six          For the          For the Six        For the
                                                             Months Ended        Year Ended        Months Ended      Year Ended
                                                            September 30,        March 31,        September 30,      March 31,
Increase (Decrease) in Net Assets:                               2006               2006               2006             2006
Operations

Investment income--net                                   $      2,396,978  $      3,763,349   $     36,896,407   $     50,906,209
Realized gain (loss)--net                                         (3,017)           (7,246)            477,437          (320,926)
                                                         ----------------  ----------------   ----------------   ----------------
Net increase in net assets resulting from operations            2,393,961         3,756,103         37,373,844         50,585,283
                                                         ----------------  ----------------   ----------------   ----------------

Dividends to Shareholders

Investment income--net                                        (2,396,978)       (3,763,349)       (36,896,407)       (50,906,209)
                                                         ----------------  ----------------   ----------------   ----------------
Net decrease in net assets resulting from
dividends to shareholders                                     (2,396,978)       (3,763,349)       (36,896,407)       (50,906,209)
                                                         ----------------  ----------------   ----------------   ----------------

Beneficial Interest Transactions

Net proceeds from sale of shares                              411,190,112       836,975,424      7,545,099,376     12,874,780,845
Value of shares issued to shareholders in
reinvestment of dividends                                       2,396,945         3,763,417         36,894,618         50,907,246
                                                         ----------------  ----------------   ----------------   ----------------
                                                              413,587,057       840,738,841      7,581,993,994     12,925,688,091
Cost of shares redeemed                                     (412,973,975)     (840,067,781)    (7,772,934,093)   (12,627,334,313)
                                                         ----------------  ----------------   ----------------   ----------------
Net increase (decrease) in net assets derived
from beneficial interest transactions                             613,082           671,060      (190,940,099)        298,353,778
                                                         ----------------  ----------------   ----------------   ----------------

Net Assets

Total increase (decrease) in net assets                           610,065           663,814      (190,462,662)        298,032,852
Beginning of period                                           169,646,534       168,982,720      2,693,458,699      2,395,425,847
                                                         ----------------  ----------------   ----------------   ----------------
End of period*                                           $    170,256,599  $    169,646,534   $  2,502,996,037   $  2,693,458,699
                                                         ================  ================   ================   ================
     * Undistributed (accumulated distributions
       in excess of) investment income--net              $             45  $             45                 --                 --
                                                         ================  ================   ================   ================

       See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Statements of Changes in Net Assets (continued)
                                                                  CMA Connecticut                        CMA Florida

                                                             For the Six          For the        For the Six      For the Period
                                                             Months Ended        Year Ended      Months Ended      November 15,
                                                            September 30,        March 31,      September 30,       2005** to
Increase (Decrease) in Net Assets:                               2006               2006             2006         March 31, 2006
Operations

Investment income--net                                   $      7,160,798  $     10,055,873   $      5,555,827   $      3,767,029
Realized gain (loss)--net                                             249           (1,838)           (11,013)              1,063
                                                         ----------------  ----------------   ----------------   ----------------
Net increase in net assets resulting from operations            7,161,047        10,054,035          5,544,814          3,768,092
                                                         ----------------  ----------------   ----------------   ----------------

Dividends to Shareholders

Investment income--net                                        (7,160,798)      (10,055,873)        (5,555,827)        (3,767,029)
                                                         ----------------  ----------------   ----------------   ----------------
Net decrease in net assets resulting from
dividends to shareholders                                     (7,160,798)      (10,055,873)        (5,555,827)        (3,767,029)
                                                         ----------------  ----------------   ----------------   ----------------

Beneficial Interest Transactions

Net proceeds from sale of shares                            1,163,214,734     2,169,725,752      1,617,949,048      2,210,491,357
Value of shares issued to shareholders in
reinvestment of dividends                                       7,160,787        10,056,057          5,556,090          3,766,864
                                                         ----------------  ----------------   ----------------   ----------------
                                                            1,170,375,521     2,179,781,809      1,623,505,138      2,214,258,221
Cost of shares redeemed                                   (1,178,173,641)   (2,189,393,679)    (1,740,837,063)    (1,741,964,391)
                                                         ----------------  ----------------   ----------------   ----------------
Net increase (decrease) in net assets derived
from beneficial interest transactions                         (7,798,120)       (9,611,870)      (117,331,925)        472,293,830
                                                         ----------------  ----------------   ----------------   ----------------

Net Assets

Total increase (decrease) in net assets                       (7,797,871)       (9,613,708)      (117,342,938)        472,294,893
Beginning of period                                           510,151,224       519,764,932        472,294,893                 --
                                                         ----------------  ----------------   ----------------   ----------------
End of period*                                           $    502,353,353  $    510,151,224   $    354,951,955   $    472,294,893
                                                         ================  ================   ================   ================
     * Undistributed (accumulated distributions
       in excess of) investment income--net                            --                --   $        130,568   $        130,568
                                                         ================  ================   ================   ================

    ** Commencement of operations.

       See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Statements of Changes in Net Assets (continued)
                                                                 CMA Massachusetts                       CMA Michigan

                                                             For the Six          For the          For the Six        For the
                                                             Months Ended        Year Ended        Months Ended      Year Ended
                                                            September 30,        March 31,        September 30,      March 31,
Increase (Decrease) in Net Assets:                               2006               2006               2006             2006
Operations

Investment income--net                                   $      5,225,402  $      6,761,120   $      4,165,777   $      5,991,116
Realized gain (loss)--net                                              --                --           (18,611)           (74,061)
                                                         ----------------  ----------------   ----------------   ----------------
Net increase in net assets resulting from operations            5,225,402         6,761,120          4,147,166          5,917,055
                                                         ----------------  ----------------   ----------------   ----------------

Dividends to Shareholders

Investment income--net                                        (5,225,402)       (6,761,120)        (4,167,263)        (5,991,116)
                                                         ----------------  ----------------   ----------------   ----------------
Net decrease in net assets resulting from
dividends to shareholders                                     (5,225,402)       (6,761,120)        (4,167,263)        (5,991,116)
                                                         ----------------  ----------------   ----------------   ----------------

Beneficial Interest Transactions

Net proceeds from sale of shares                              998,792,695     1,688,978,220        865,565,791      1,398,366,527
Value of shares issued to shareholders in
reinvestment of dividends                                       5,225,744         6,760,909          4,167,381          5,991,124
                                                         ----------------  ----------------   ----------------   ----------------
                                                            1,004,018,439     1,695,739,129        869,733,172      1,404,357,651
Cost of shares redeemed                                     (972,495,309)   (1,695,717,138)      (899,182,020)    (1,392,036,281)
                                                         ----------------  ----------------   ----------------   ----------------
Net increase (decrease) in net assets derived
from beneficial interest transactions                          31,523,130            21,991       (29,448,848)         12,321,370
                                                         ----------------  ----------------   ----------------   ----------------

Net Assets

Total increase (decrease) in net assets                        31,523,130            21,991       (29,468,945)         12,247,309
Beginning of period                                           345,065,435       345,043,444        283,668,686        271,421,377
                                                         ----------------  ----------------   ----------------   ----------------
End of period*                                           $    376,588,565  $    345,065,435   $    254,199,741   $    283,668,686
                                                         ================  ================   ================   ================
     * Undistributed (accumulated distributions
       in excess of) investment income--net                            --                --   $        (1,486)                 --
                                                         ================  ================   ================   ================

       See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Statements of Changes in Net Assets (continued)
                                                                   CMA New Jersey                        CMA New York

                                                             For the Six          For the          For the Six        For the
                                                             Months Ended        Year Ended        Months Ended      Year Ended
                                                            September 30,        March 31,        September 30,      March 31,
Increase (Decrease) in Net Assets:                               2006               2006               2006             2006
Operations

Investment income--net                                   $     15,595,681  $     21,873,484   $     36,684,304   $     48,712,728
Realized gain (loss)--net                                          31,011          (29,696)            477,570          (189,082)
                                                         ----------------  ----------------   ----------------   ----------------
Net increase in net assets resulting from operations           15,626,692        21,843,788         37,161,874         48,523,646
                                                         ----------------  ----------------   ----------------   ----------------

Dividends & Distributions to Shareholders

Investment income--net                                       (15,595,681)      (21,873,484)       (36,684,304)       (48,712,728)
Realized gain--net                                                     --                --                 --                 --
                                                         ----------------  ----------------   ----------------   ----------------
Net decrease in net assets resulting from
dividends and distributions to shareholders                  (15,595,681)      (21,873,484)       (36,684,304)       (48,712,728)
                                                         ----------------  ----------------   ----------------   ----------------

Beneficial Interest Transactions

Net proceeds from sale of shares                            2,494,535,464     4,821,270,389      5,625,747,875      9,613,526,391
Value of shares issued to shareholders in
reinvestment of dividends and distributions                    15,595,681        21,873,695         36,683,557         48,713,309
                                                         ----------------  ----------------   ----------------   ----------------
                                                            2,510,131,145     4,843,144,084      5,662,431,432      9,662,239,700
Cost of shares redeemed                                   (2,498,852,308)   (4,766,701,051)    (5,670,234,129)    (9,463,894,924)
                                                         ----------------  ----------------   ----------------   ----------------
Net increase (decrease) in net assets derived
from beneficial interest transactions                          11,278,837        76,443,033        (7,802,697)        198,344,776
                                                         ----------------  ----------------   ----------------   ----------------

Net Assets

Total increase (decrease) in net assets                        11,309,848        76,413,337        (7,325,127)        198,155,694
Beginning of period                                         1,103,795,823     1,027,382,486      2,510,821,458      2,312,665,764
                                                         ----------------  ----------------   ----------------   ----------------
End of period                                            $  1,115,105,671  $  1,103,795,823   $  2,503,496,331   $  2,510,821,458
                                                         ================  ================   ================   ================

       See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Statements of Changes in Net Assets (continued)
                                                                 CMA North Carolina                        CMA Ohio

                                                             For the Six          For the          For the Six        For the
                                                             Months Ended        Year Ended        Months Ended      Year Ended
                                                            September 30,        March 31,        September 30,      March 31,
Increase (Decrease) in Net Assets:                               2006               2006               2006             2006
Operations

Investment income--net                                   $      2,910,363  $      3,906,632   $      4,542,611   $      7,220,561
Realized gain (loss)--net                                        (11,106)             1,780                 --             14,136
                                                         ----------------  ----------------   ----------------   ----------------
Net increase in net assets resulting from operations            2,899,257         3,908,412          4,542,611          7,234,697
                                                         ----------------  ----------------   ----------------   ----------------

Dividends & Distributions to Shareholders

Investment income--net                                        (2,910,363)       (3,906,632)        (4,542,611)        (7,220,561)
Realized gain--net                                                     --                --                 --           (14,136)
                                                         ----------------  ----------------   ----------------   ----------------
Net decrease in net assets resulting from
dividends and distributions to shareholders                   (2,910,363)       (3,906,632)        (4,542,611)        (7,234,697)
                                                         ----------------  ----------------   ----------------   ----------------

Beneficial Interest Transactions

Net proceeds from sale of shares                              466,206,123       514,642,722        685,249,925      1,493,246,044
Value of shares issued to shareholders in
reinvestment of dividends and distributions                     2,910,439         3,906,643          4,542,533          7,234,580
                                                         ----------------  ----------------   ----------------   ----------------
                                                              469,116,562       518,549,365        689,792,458      1,500,480,624
Cost of shares redeemed                                     (470,228,122)     (517,967,603)      (701,906,139)    (1,552,731,846)
                                                         ----------------  ----------------   ----------------   ----------------
Net increase (decrease) in net assets derived
from beneficial interest transactions                         (1,111,560)           581,762       (12,113,681)       (52,251,222)
                                                         ----------------  ----------------   ----------------   ----------------

Net Assets

Total increase (decrease) in net assets                       (1,122,666)           583,542       (12,113,681)       (52,251,222)
Beginning of period                                           203,180,103       202,596,561        327,055,559        379,306,781
                                                         ----------------  ----------------   ----------------   ----------------
End of period                                            $    202,057,437  $    203,180,103   $    314,941,878   $    327,055,559
                                                         ================  ================   ================   ================

       See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Statements of Changes in Net Assets (concluded)
                                                                                                       CMA Pennsylvania

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                September 30,       March 31,
Increase (Decrease) in Net Assets:                                                                   2006              2006
Operations

Investment income--net                                                                        $      6,760,294   $      9,911,440
Realized gain (loss)--net                                                                             (20,984)           (83,241)
                                                                                              ----------------   ----------------
Net increase in net assets resulting from operations                                                 6,739,310          9,828,199
                                                                                              ----------------   ----------------

Dividends & Distributions to Shareholders

Investment income--net                                                                             (6,760,294)        (9,911,440)
Realized gain--net                                                                                          --                 --
                                                                                              ----------------   ----------------
Net decrease in net assets resulting from dividends and distributions to shareholders              (6,760,294)        (9,911,440)
                                                                                              ----------------   ----------------

Beneficial Interest Transactions

Net proceeds from sale of shares                                                                 1,587,988,946      2,674,507,973
Value of shares issued to shareholders in reinvestment of dividends and distributions                6,760,433          9,911,478
                                                                                              ----------------   ----------------
                                                                                                 1,594,749,379      2,684,419,451
Cost of shares redeemed                                                                        (1,630,444,165)    (2,641,305,497)
                                                                                              ----------------   ----------------
Net increase (decrease) in net assets derived from beneficial interest transactions               (35,694,786)         43,113,954
                                                                                              ----------------   ----------------

Net Assets

Total increase (decrease) in net assets                                                           (35,715,770)         43,030,713
Beginning of period                                                                                497,912,021        454,881,308
                                                                                              ----------------   ----------------
End of period                                                                                 $    462,196,251   $    497,912,021
                                                                                              ================   ================

       See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Financial Highlights                                                                             CMA Arizona Municipal Money Fund
                                            For the Six
The following per share data and ratios     Months Ended
have been derived from information         September 30,                         For the Year Ended March 31,
provided in the financial statements.           2006           2006           2005           2004         2003           2002
Per Share Operating Performance

Net asset value, beginning of period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           -----------    -----------    -----------    -----------    -----------    -----------
Investment income--net                             .01            .02            .01           --++            .01            .02
Realized gain (loss)--net                       --++++         --++++         --++++           --++             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total from investment operations                   .01            .02            .01           --++            .01            .02
                                           -----------    -----------    -----------    -----------    -----------    -----------
Less dividends from investment income--net       (.01)          (.02)          (.01)         --++++          (.01)          (.02)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           ===========    ===========    ===========    ===========    ===========    ===========
Total investment return                       1.45%+++          2.13%           .77%           .35%           .77%          1.68%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

Expenses                                         .73%*           .72%           .74%           .74%           .72%           .71%
                                           ===========    ===========    ===========    ===========    ===========    ===========
Investment income--net                          2.86%*          2.11%           .78%           .36%           .78%          1.71%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of period (in thousands)   $   170,257    $   169,647    $   168,983    $   167,386    $   190,812    $   227,708
                                           ===========    ===========    ===========    ===========    ===========    ===========




                                                                                              CMA California Municipal Money Fund

                                            For the Six
The following per share data and ratios     Months Ended
have been derived from information         September 30,                         For the Year Ended March 31,
provided in the financial statements.           2006           2006           2005           2004         2003           2002
Per Share Operating Performance

Net asset value, beginning of period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           -----------    -----------    -----------    -----------    -----------    -----------
Investment income--net                             .01            .02            .01           --++            .01            .02
Realized gain (loss)--net                         --++         --++++           --++         --++++           --++           --++
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total from investment operations                   .01            .02            .01           --++            .01            .02
                                           -----------    -----------    -----------    -----------    -----------    -----------
Less dividends from investment income--net       (.01)          (.02)          (.01)         --++++          (.01)          (.02)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           ===========    ===========    ===========    ===========    ===========    ===========
Total investment return                       1.48%+++          2.14%           .89%           .49%           .85%          1.61%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

Expenses                                         .57%*           .57%           .57%           .57%           .57%           .57%
                                           ===========    ===========    ===========    ===========    ===========    ===========
Investment income--net                          2.93%*          2.12%           .90%           .50%           .85%          1.58%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of period (in thousands)   $ 2,502,996    $ 2,693,459    $ 2,395,426    $ 2,338,900    $ 2,666,851    $ 2,714,886
                                           ===========    ===========    ===========    ===========    ===========    ===========

      * Annualized

     ++ Amount is less than $.01 per share.

   ++++ Amount is less than $(.01) per share.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Financial Highlights (continued)                                                             CMA Connecticut Municipal Money Fund
                                            For the Six
The following per share data and ratios     Months Ended
have been derived from information         September 30,                         For the Year Ended March 31,
provided in the financial statements.           2006           2006           2005           2004         2003           2002
Per Share Operating Performance

Net asset value, beginning of period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           -----------    -----------    -----------    -----------    -----------    -----------
Investment income--net                             .01            .02            .01           --++            .01            .02
Realized gain (loss)--net                         --++         --++++         --++++           --++           --++           --++
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total from investment operations                   .01            .02            .01           --++            .01            .02
                                           -----------    -----------    -----------    -----------    -----------    -----------
Less dividends and distributions:
   Investment income--net                        (.01)          (.02)          (.01)         --++++          (.01)          (.02)
   Realized gain--net                               --             --         --++++             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                (.01)          (.02)          (.01)         --++++          (.01)          (.02)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           ===========    ===========    ===========    ===========    ===========    ===========
Total investment return                       1.42%+++          2.05%           .74%           .34%           .70%          1.49%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

Expenses, net of waiver                          .68%*           .68%           .67%           .66%           .67%           .67%
                                           ===========    ===========    ===========    ===========    ===========    ===========
Expenses                                         .68%*           .68%           .67%           .67%           .67%           .67%
                                           ===========    ===========    ===========    ===========    ===========    ===========
Investment income--net                          2.80%*          2.03%           .72%           .34%           .70%          1.50%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of period (in thousands)   $   502,353    $   510,151    $   519,765    $   595,841    $   535,308    $   631,776
                                           ===========    ===========    ===========    ===========    ===========    ===========



                                                                                                 CMA Florida Municipal Money Fund
                                                                                                                 For the Period
                                                                                                 For the Six      November 15,
                                                                                                 Months Ended      2005** to
The following per share data and ratios have been derived                                       September 30,      March 31,
from information provided in the financial statements.                                               2006             2005
Per Share Operating Performance

Net asset value, beginning of period                                                             $      1.00          $      1.00
                                                                                                 -----------          -----------
Investment income--net                                                                                   .01                  .01
Realized gain (loss)--net                                                                             --++++                 --++
                                                                                                 -----------          -----------
Total from investment operations                                                                         .01                  .01
                                                                                                 -----------          -----------
Less dividends from investment income--net                                                             (.01)                (.01)
                                                                                                 -----------          -----------
Net asset value, end of period                                                                   $      1.00          $      1.00
                                                                                                 ===========          ===========
Total investment return                                                                             1.45%+++              .94%+++
                                                                                                 ===========          ===========

Ratios to Average Net Assets

Expenses, net of waiver                                                                                .69%*                .58%*
                                                                                                 ===========          ===========
Expenses                                                                                               .71%*                .72%*
                                                                                                 ===========          ===========
Investment income--net                                                                                2.86%*               2.55%*
                                                                                                 ===========          ===========

Supplemental Data

Net assets, end of period (in thousands)                                                         $   354,952          $   472,295
                                                                                                 ===========          ===========

      * Annualized.

     ** Commencement of operations.

     ++ Amount is less than $.01 per share.

   ++++ Amount is less than $(.01) per share.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Financial Highlights (continued)                                                           CMA Massachusetts Municipal Money Fund
                                            For the Six
The following per share data and ratios     Months Ended
have been derived from information         September 30,                         For the Year Ended March 31,
provided in the financial statements.           2006           2006           2005           2004         2003           2002
Per Share Operating Performance

Net asset value, beginning of period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           -----------    -----------    -----------    -----------    -----------    -----------
Investment income--net                             .01            .02            .01           --++            .01            .02
Realized gain (loss)--net                           --             --         --++++           --++           --++           --++
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total from investment operations                   .01            .02            .01           --++            .01            .02
                                           -----------    -----------    -----------    -----------    -----------    -----------
Less dividends and distributions:
   Investment income--net                        (.01)          (.02)          (.01)         --++++          (.01)          (.02)
   Realized gain--net                               --             --         --++++         --++++             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                (.01)          (.02)          (.01)         --++++          (.01)          (.02)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           ===========    ===========    ===========    ===========    ===========    ===========
Total investment return                       1.43%+++          2.04%           .76%           .38%           .79%          1.70%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

Expenses                                         .70%*           .70%           .71%           .70%           .69%           .70%
                                           ===========    ===========    ===========    ===========    ===========    ===========
Investment income--net                          2.83%*          2.03%           .74%           .38%           .78%          1.74%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of period (in thousands)   $   376,589    $   345,065    $   345,043    $   372,239    $   421,618    $   451,288
                                           ===========    ===========    ===========    ===========    ===========    ===========



                                                                                                CMA Michigan Municipal Money Fund

                                            For the Six
The following per share data and ratios     Months Ended
have been derived from information         September 30,                         For the Year Ended March 31,
provided in the financial statements.           2006           2006           2005           2004         2003           2002
Per Share Operating Performance

Net asset value, beginning of period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           -----------    -----------    -----------    -----------    -----------    -----------
Investment income--net                             .01            .02            .01           --++            .01            .02
Realized gain (loss)--net                       --++++         --++++         --++++           --++           --++             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total from investment operations                   .01            .02            .01           --++            .01            .02
                                           -----------    -----------    -----------    -----------    -----------    -----------
Less dividends from investment income--net       (.01)          (.02)          (.01)         --++++          (.01)          (.02)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           ===========    ===========    ===========    ===========    ===========    ===========
Total investment return                       1.46%+++          2.09%           .82%           .42%           .85%          1.74%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

Expenses                                         .70%*           .70%           .70%           .70%           .69%           .70%
                                           ===========    ===========    ===========    ===========    ===========    ===========
Investment income--net                          2.89%*          2.06%           .80%           .43%           .84%          1.77%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of period (in thousands)   $   254,200    $   283,669    $   271,421    $   327,492    $   349,249    $   360,558
                                           ===========    ===========    ===========    ===========    ===========    ===========

      * Annualized

     ++ Amount is less than $.01 per share.

   ++++ Amount is less than $(.01) per share.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Financial Highlights (continued)                                                              CMA New Jersey Municipal Money Fund
                                            For the Six
The following per share data and ratios     Months Ended
have been derived from information         September 30,                         For the Year Ended March 31,
provided in the financial statements.           2006           2006           2005           2004         2003           2002
Per Share Operating Performance

Net asset value, beginning of period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           -----------    -----------    -----------    -----------    -----------    -----------
Investment income--net                             .01            .02            .01           --++            .01            .02
Realized gain (loss)--net                         --++         --++++         --++++           --++           --++           --++
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total from investment operations                   .01            .02            .01           --++            .01            .02
                                           -----------    -----------    -----------    -----------    -----------    -----------
Less dividends and distributions:
   Investment income--net                        (.01)          (.02)          (.01)         --++++          (.01)          (.02)
   Realized gain--net                               --             --         --++++         --++++         --++++             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                (.01)          (.02)          (.01)         --++++          (.01)          (.02)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           ===========    ===========    ===========    ===========    ===========    ===========
Total investment return                       1.44%+++          2.14%           .83%           .43%           .80%          1.66%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

Expenses                                         .63%*           .63%           .63%           .61%           .62%           .62%
                                           ===========    ===========    ===========    ===========    ===========    ===========
Investment income--net                          2.86%*          2.12%           .81%           .44%           .79%          1.68%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of period (in thousands)   $ 1,115,106    $ 1,103,796    $ 1,027,382    $ 1,165,201    $ 1,225,954    $ 1,266,932
                                           ===========    ===========    ===========    ===========    ===========    ===========




                                                                                                CMA New York Municipal Money Fund
                                            For the Six
The following per share data and ratios     Months Ended
have been derived from information         September 30,                         For the Year Ended March 31,
provided in the financial statements.           2006           2006           2005           2004         2003           2002
Per Share Operating Performance

Net asset value, beginning of period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           -----------    -----------    -----------    -----------    -----------    -----------
Investment income--net                             .01            .02            .01           --++            .01            .02
Realized gain (loss)--net                         --++         --++++         --++++           --++           --++           --++
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total from investment operations                   .01            .02            .01           --++            .01            .02
                                           -----------    -----------    -----------    -----------    -----------    -----------
Less dividends and distributions:
   Investment income--net                        (.01)          (.02)          (.01)         --++++          (.01)          (.02)
   Realized gain--net                               --             --         --++++         --++++             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                (.01)          (.02)          (.01)         --++++          (.01)          (.02)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           ===========    ===========    ===========    ===========    ===========    ===========
Total investment return                       1.49%+++          2.15%           .88%           .49%           .91%          1.74%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

Expenses                                         .57%*           .58%           .58%           .57%           .57%           .57%
                                           ===========    ===========    ===========    ===========    ===========    ===========
Investment income--net                          2.95%*          2.14%           .86%           .50%           .92%          1.72%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of period (in thousands)   $ 2,503,496    $ 2,510,821    $ 2,312,666    $ 2,510,413    $ 2,527,958    $ 2,663,032
                                           ===========    ===========    ===========    ===========    ===========    ===========

      * Annualized.

     ++ Amount is less than $.01 per share.

   ++++ Amount is less than $(.01) per share.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Financial Highlights (continued)                                                          CMA North Carolina Municipal Money Fund
                                            For the Six
The following per share data and ratios     Months Ended
have been derived from information         September 30,                         For the Year Ended March 31,
provided in the financial statements.           2006           2006           2005           2004         2003           2002
Per Share Operating Performance

Net asset value, beginning of period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           -----------    -----------    -----------    -----------    -----------    -----------
Investment income--net                             .01            .02            .01           --++            .01            .02
Realized gain (loss)--net                       --++++           --++         --++++           --++           --++             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total from investment operations                   .01            .02            .01           --++            .01            .02
                                           -----------    -----------    -----------    -----------    -----------    -----------
Less dividends and distributions:
   Investment income--net                        (.01)          (.02)          (.01)         --++++          (.01)          (.02)
   Realized gain--net                               --             --         --++++             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                (.01)          (.02)          (.01)         --++++          (.01)          (.02)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           ===========    ===========    ===========    ===========    ===========    ===========
Total investment return                       1.44%+++          2.08%           .75%           .37%           .76%          1.63%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

Expenses                                         .72%*           .72%           .72%           .71%           .70%           .71%
                                           ===========    ===========    ===========    ===========    ===========    ===========
Investment income--net                          2.86%*          2.06%           .72%           .38%           .77%          1.62%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of period (in thousands)   $   202,057    $   203,180    $   202,597    $   240,576    $   288,079    $   366,196
                                           ===========    ===========    ===========    ===========    ===========    ===========



                                                                                                    CMA Ohio Municipal Money Fund

                                            For the Six
The following per share data and ratios     Months Ended
have been derived from information         September 30,                         For the Year Ended March 31,
provided in the financial statements.           2006           2006           2005           2004         2003           2002
Per Share Operating Performance

Net asset value, beginning of period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           -----------    -----------    -----------    -----------    -----------    -----------
Investment income--net                             .01            .02            .01           --++            .01            .02
Realized gain--net                                  --           --++             --             --             --           --++
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total from investment operations                   .01            .02            .01           --++            .01            .02
                                           -----------    -----------    -----------    -----------    -----------    -----------
Less dividends and distributions:
   Investment income--net                        (.01)          (.02)          (.01)         --++++          (.01)          (.02)
   Realized gain--net                               --         --++++             --             --         --++++             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                (.01)          (.02)          (.01)         --++++          (.01)          (.02)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           ===========    ===========    ===========    ===========    ===========    ===========
Total investment return                       1.42%+++          2.07%           .78%           .43%           .90%          1.81%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

Expenses                                         .71%*           .70%           .70%           .69%           .69%           .70%
                                           ===========    ===========    ===========    ===========    ===========    ===========
Investment income--net                          2.81%*          2.04%           .77%           .43%           .90%          1.83%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of period (in thousands)   $   314,942    $   327,056    $   379,307    $   414,045    $   474,267    $   454,196
                                           ===========    ===========    ===========    ===========    ===========    ===========

      * Annualized.

     ++ Amount is less than $.01 per share.

   ++++ Amount is less than $(.01) per share.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Financial Highlights (concluded)                                                            CMA Pennsylvania Municipal Money Fund
                                            For the Six
The following per share data and ratios     Months Ended
have been derived from information         September 30,                         For the Year Ended March 31,
provided in the financial statements.           2006           2006           2005           2004         2003           2002
Per Share Operating Performance

Net asset value, beginning of period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           -----------    -----------    -----------    -----------    -----------    -----------
Investment income--net                             .01            .02            .01           --++            .01            .02
Realized gain (loss)--net                       --++++         --++++           --++           --++         --++++             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total from investment operations                   .01            .02            .01           --++            .01            .02
                                           -----------    -----------    -----------    -----------    -----------    -----------
Less dividends from investment income--net       (.01)          (.02)          (.01)         --++++          (.01)          (.02)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                           ===========    ===========    ===========    ===========    ===========    ===========
Total investment return                       1.46%+++          2.11%           .80%           .42%           .83%          1.71%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

Expenses                                         .69%*           .69%           .69%           .68%           .67%           .68%
                                           ===========    ===========    ===========    ===========    ===========    ===========
Investment income--net                          2.89%*          2.09%           .79%           .43%           .84%          1.72%
                                           ===========    ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of period (in thousands)   $   462,196    $   497,912    $   454,881    $   500,274    $   591,105    $   628,356
                                           ===========    ===========    ===========    ===========    ===========    ===========


      * Annualized.

     ++ Amount is less than $.01 per share.

   ++++ Amount is less than $(.01) per share.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
CMA Arizona Municipal Money Fund, CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund, CMA Florida Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA Michigan Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund, CMA North Carolina Municipal Money Fund, CMA Ohio Municipal Money Fund and CMA Pennsylvania Municipal Money Fund (the "Funds") are part of CMA Multi-State Municipal Series Trust (the "Trust"). The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, open-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

(c) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the funds' financial statements, if any, is currently being assessed.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Funds declare dividends daily and reinvest daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' capital loss carryforward. The Funds may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(g) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

(h) Offering costs--Offering costs for CMA Florida Municipal Money Fund are amortized over a 12-month period beginning with the commencement of operations.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays a monthly fee based upon the average daily value of each Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


CMA Florida Municipal Money Fund

For the six months ended September 30, 2006, FAM earned fees of $970,930, of which $34,243 was waived.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, receives a distribution fee from each Fund. The fee is accrued daily and paid monthly at the annual rate of .125% of average daily net assets of each Fund for shareholders whose Fund accounts are serviced by MLPF&S financial advisors, whether maintained through MLPF&S or directly with each Fund's transfer agent. The distribution fee is to compensate MLPF&S for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of each Fund.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2006, the Funds reimbursed FAM for the following accounting services:


                                                         Accounting
                                                           Services

CMA Arizona Municipal Money Fund                            $ 1,709
CMA California Municipal Money Fund                         $24,430
CMA Connecticut Municipal Money Fund                        $ 4,979
CMA Florida Municipal Money Fund                            $ 6,138
CMA Massachusetts Municipal Money Fund                      $ 4,304
CMA Michigan Municipal Money Fund                           $ 2,953
CMA New Jersey Municipal Money Fund                         $11,115
CMA New York Municipal Money Fund                           $25,174
CMA North Carolina Municipal Money Fund                     $ 2,008
CMA Ohio Municipal Money Fund                               $ 3,360
CMA Pennsylvania Municipal Money Fund                       $ 4,625


In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

Shareholders of each of the Funds approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Manager") a wholly owned subsidiary of BlackRock, Inc. on the following dates:



                                                        Shareholder
                                                      Approval Date

CMA Arizona Municipal Money Fund                          9/15/2006
CMA California Municipal Money Fund                       9/15/2006
CMA Connecticut Municipal Money Fund                      8/31/2006
CMA Florida Municipal Money Fund                          8/31/2006
CMA Massachusetts Municipal Money Fund                    9/15/2006
CMA Michigan Municipal Money Fund                         8/31/2006
CMA New Jersey Municipal Money Fund                       8/31/2006
CMA New York Municipal Money Fund                         9/15/2006
CMA North Carolina Municipal Money Fund                   8/31/2006
CMA Ohio Municipal Money Fund                             8/31/2006
CMA Pennsylvania Municipal Money Fund                     8/31/2006


BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid to the Manager.

Prior to the closing, certain officers and/or trustees of the Funds are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

Commencing September 29, 2006, certain officers and/or trustees of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Notes to Financial Statements (concluded)


4. Capital Loss Carryforward:

CMA Arizona Municipal Money Fund

On March 31, 2006, the Fund had a net capital loss carryforward of $45,768, of which $5,514 expires in 2007, $10,340 expires in 2008, $25,753 expires in 2009, $789 expires in 2013 and $3,372 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.


CMA California Municipal Money Fund

On March 31, 2006, the Fund had a net capital loss carryforward of $262,228, of which $72,457 expires in 2009 and $189,771 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.


CMA Connecticut Municipal Money Fund

On March 31, 2006, the Fund had a net capital loss carryforward of $62,078, of which $109 expires in 2013 and $61,969 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.


CMA Massachusetts Municipal Money Fund

On March 31, 2006, the Fund had a net capital loss carryforward of $10,812, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.


CMA Michigan Municipal Money Fund

On March 31, 2006, the Fund had a net capital loss carryforward of $50,697, of which $5,068 expires in 2008, $4,954 expires in 2009 and $40,675 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.


CMA New Jersey Municipal Money Fund

On March 31, 2006, the Fund had a net capital loss carryforward of $162,251, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.


CMA New York Municipal Money Fund

On March 31, 2006, the Fund had a net capital loss carryforward of $309,231, of which $8,201 expires in 2013 and $301,030 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.


CMA North Carolina Municipal Money Fund

On March 31, 2006, the Fund had a net capital loss carryforward of $1,960, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.


CMA Pennsylvania Municipal Money Fund

On March 31, 2006, the Fund had a net capital loss carryforward of $96,179, of which $3,815 expires in 2007, $20,995 expires in 2008, $33,951 expires in 2009, $715 expires in 2010 and $36,703 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Disclosure of Investment Advisory Agreement


Disclosure of FAM Management Agreements

The Board of Trustees of the Trust met in August 2006 to consider approval, for each Fund, of the applicable management agreement between the Trust, on behalf of the Fund, and Fund Asset Management, L.P., each Fund's manager at that time ("FAM").


Activities and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only association with FAM or other Merrill Lynch affiliates was as a trustee of the Trust and as a trustee or director of certain other funds advised by FAM or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.


FAM Management Agreement--Matters Considered by the Board

Every year, the Board reviews and considers approval of each management agreement between the Trust, on behalf of each Fund, and the manager. The Board assesses the nature, scope and quality of the services provided to each Fund by the personnel of the manager and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to each Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the manager and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the manager and its affiliates by each Fund, such as transfer agency fees and fees for marketing and distribution;
(b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and each Fund's compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the manager and its affiliates.

The Board noted its view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. The Board also noted its view of FAM as financially sound and well managed and noted FAM's affiliation with one of America's largest financial firms. The Board works closely with the manager in overseeing the manager's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the manager taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board

In the period prior to the Board meeting to consider renewal of the management agreements, the Board requests and receives materials specifically relating to the management agreements. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of each Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for each Fund; (c) a discussion by each Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the manager and its affiliates of the management agreement and certain other relationships with each Fund. The Board also considers other matters it deems important to the approval process, such as payments made to the manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, and direct and indirect benefits to the manager and its affiliates from their relationship with each Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Disclosure of Investment Advisory Agreement (concluded)


Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's management agreement between the Trust, on behalf of the Fund, and FAM (each, a "FAM Management Agreement") in August 2006, the independent trustees' and Board's review included the following:

Services Provided by the Manager--The Board reviewed the nature, extent and quality of services provided by FAM, including the management services and the resulting performance of the Fund. The Board uses data provided by Lipper and by management in their review of advisory services. The Board focused primarily on FAM's investment advisory services and the Fund's investment performance. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the com-parative data indicated that each Fund's performance was competitive. Considering all these factors, the Board concluded that each Fund's performance and the nature and quality of the services provided supported the continuation of the pertinent FAM Management Agreement.

FAM's Personnel and Investment Process--The Board reviewed each Fund's investment objectives and strategies. The Board discussed with FAM's senior management responsible for investment operations and the senior management of FAM's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of FAM's investment staff, its use of technology, and FAM's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed FAM's compensation policies and practices with respect to each Fund's portfolio manager and considered the experience of the Fund's portfolio manager at that time. The Board considered the extensive experience of FAM and its investment staff in analyzing and managing the types of investments used by each Fund and concluded that the Fund benefits from that experience.

Management Fees and Other Expenses--The Board reviews each Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper cate-gory. The Board also compares the Fund's total expenses to those of other comparable funds. The Board determined that each Fund's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. The Board did not consider the services provided to and the fees charged by FAM to other types of clients, such as institutional clients, with similar investment mandates because FAM advised the Board that there were no institutional or other clients that could be deemed comparable to the Funds. The Board concluded that each Fund's management fee rate and overall expense ratio were acceptable when compared to those of other com-parable funds.

Profitability--The Board considers the cost of the services provided to each Fund by the manager and the manager's and its affiliates' profits relating to the management and distribution of the Fund and the funds advised by the manager and its affiliates. As part of its analysis, the Board reviewed FAM's methodology in allocating its costs to the management of each Fund and concluded that there was a reasonable basis for the allocation. The Board also con-sidered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board concluded that the profits of FAM and its affiliates were acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board concluded that each Fund's management fee rate schedule, which includes breakpoints, appropriately allows shareholders to participate in the benefits of economies of scale. The Board determined that no changes were currently necessary.


Conclusion

After the independent trustees of the Trust deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing FAM Management Agreement for each Fund, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Management Agreement--Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Manager"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Board of Trustees of the Trust considered and approved, for each Fund, a new management agreement between the Trust, on behalf of the Fund, and BlackRock Advisors, LLC ("BlackRock Advisors") (each, a "BlackRock Management Agreement"). Shareholders subsequently approved each pertinent BlackRock Management Agreement, and each BlackRock Management Agreement became effective on September 29, 2006, replacing the corresponding management agreement with the Previous Manager (the "Previous Management Agreement").

The Board discussed each BlackRock Management Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved each BlackRock Management Agreement at an in-person meeting held on May 12, 2006.

To assist the Board in its consideration of each Fund's BlackRock Management Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of each BlackRock Management Agreement. The additional information was provided in advance of the May 12, 2006 meetings. In addition, the independent trustees consulted with their counsel and counsel for each Fund on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board's deliberations.

At the Board meeting, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding each Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Manager, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider each Fund's BlackRock Management Agreement.

In connection with the Board's review of each Fund's BlackRock Management Agreement, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and auto-matically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

* that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Manager and that other arrangements between the Previous Manager and Merrill Lynch sales channels would be preserved;



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Manager (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Management Agreement, including the fact that the schedule of each Fund's total advisory and administrative fees would not increase under the corresponding BlackRock Management Agreement, but would remain the same;

* that in August 2005, the Board had performed a full annual review of each Fund's Previous Management Agreement (with the exception of CMA Florida Fund, which had not yet commenced operations) as required by the 1940 Act, and had determined that the Previous Manager had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to each Fund; and that the advisory and/or management fees paid by each Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Manager in light of the services provided, the costs to the Previous Manager of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of each Fund in connection with the Board's consideration of the pertinent BlackRock Management Agreement and related agreements and all costs of shareholder approval of the BlackRock Management Agreement and as a result each Fund would bear no costs in obtaining shareholder approval of the pertinent BlackRock Management Agreement.

Certain of these considerations are discussed in more detail below.

In its review of each BlackRock Management Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of each BlackRock Management Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Previous Management Agreements, the Board had requested and received materials specifically relating to each Previous Management Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of each Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by each Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Previous Manager of the Previous Management Agreement and other payments received by the Previous Manager and its affiliates from the Fund; and (d) information provided by the Previous Manager concerning services related to the valuation and pricing of the Fund's portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Manager and its affiliates from their relationship with the Fund.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



In its deliberations, the Board considered information received in connection with its most recent approval of the continuance of each Previous Management Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of each BlackRock Management Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The Board, including a majority of the Board's independent trustees, concluded that the terms of each BlackRock Management Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the pertinent Fund, and that each BlackRock Management Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, quality and extent of services provided by the Previous Manager, including the investment advisory services and the resulting performance of each Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Manager's investment advisory services and the investment performance of each Fund, but also considered certain areas in which both the Previous Manager and the Fund received services as part of the Merrill Lynch complex. The Board compared each Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Manager's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under each BlackRock Management Agreement, the Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect each Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

The Board was given information with respect to the potential benefits to each Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, each Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and was advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to each Fund under the respective BlackRock Management Agreement were expected to be as good as or better than that provided under the corresponding Previous Management Agreement. It was noted, however, that changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Manager and its affiliates with those of BlackRock. The trustees noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the Board concluded that, overall, it was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to each Fund under the pertinent BlackRock Management Agreement.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Costs of Services Provided and Profitability--It was noted that, in conjunction with the most recent review of the Previous Management Agreements, the Board had received, among other things, a report from Lipper comparing each Fund's fees and expenses to those of a peer group selected by Lipper. The Board reviewed each Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in the Fund's Lipper category. The Board also compared each Fund's total expenses to those of other comparable funds. The Board concluded that each Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under each Fund's BlackRock Management Agreement, the Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on its review of the materials provided, and the fact that each BlackRock Management Agreement is substantially similar to the corresponding Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The Board noted that it was not possible to predict how the Transaction would affect BlackRock Advisor's profitability from its relationship with each Fund.

The Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with each Fund. The trustees noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the management fee rate or structure in order to enable each Fund to participate in these economies of scale. The Board determined that changes were not currently necessary.

In reviewing the Transaction, the Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that each BlackRock Management Agreement was substantially similar to the corresponding Previous Management Agreement in all material respects, including the rate of compensation, the Board determined that as a result of the Transaction, each Fund's total advisory fees would be no higher than the fees under the corresponding Previous Management Agreement. The Board noted that in conjunction with the most recent deliberations concerning the Previous Management Agreements, the trustees had determined that the total fees for advisory and administrative services for each Fund were reasonable in light of the services provided. It was noted that in conjunction with the most recent review of the Previous Management Agreements, the Board had received, among other things, a report from Lipper comparing the fees, expenses and performance of each Fund to those of a peer group selected by Lipper. The Board concluded that because the rates for advisory fees for each Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under each BlackRock Management Agreement, the Board considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Manager was experiencing such benefits under the corresponding Previous Manage-ment Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Management Agreements, and their discussions with management of the Previous Manager and BlackRock, the trustees determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The Board noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



Investment Performance--The Board considered investment performance for each Fund. The Board compared the performance of each Fund - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of com-parable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Previous Manager's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The Board believed each Fund's performance was satisfactory. Also, the Board took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the perfor-mance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of each Fund.

Conclusion--After the independent trustees of the Trust deliberated in executive session, the entire Board, including the independent trustees, approved each BlackRock Management Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Management Agreement was in the best interests of the shareholders. In approving each BlackRock Management Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 14-16, 2006, the Board, including the independent trustees, discussed and approved the applicable sub-advisory agreement with respect to each Fund (each, a "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and BlackRock Investment Management, LLC, an affiliate of BlackRock Advisors (the "Sub-Adviser"). Each BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the corresponding BlackRock Management Agreement became effective.

Pursuant to each BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors under the corresponding BlackRock Management Agreement. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving each BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the corresponding BlackRock Management Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the corresponding BlackRock Management Agreement and came to the same conclusion. In reviewing the sub-advisory fee rate provided in each BlackRock Sub-Advisory Agreement, the Board noted the fact that BlackRock Advisors and the Sub-Adviser each have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of each Fund's operations and administration, and the Sub-Adviser provides advisory services to each Fund and is responsible for the day-to-day management of each Fund's portfolio under the corresponding BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by each Fund as a result of the corresponding BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee received by BlackRock Advisors under the corresponding BlackRock Management Agreement.

After the independent trustees of the Trust deliberated in executive session, the entire Board, including the independent trustees, approved each BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that each BlackRock Sub-Advisory Agreement was in the best interests of the pertinent Fund shareholders.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Quarterly Schedules of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


CMA Multi-State Municipal Series Trust


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       CMA Multi-State Municipal Series Trust


Date: November 17, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       CMA Multi-State Municipal Series Trust


Date: November 17, 2006


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       CMA Multi-State Municipal Series Trust


Date: November 17, 2006